As filed with the SEC on April 10, 2014 .	Registration No. 033-20000
Registration No. 811-05466

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 37

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 63
_____________

THE PRUDENTIAL VARIABLE
APPRECIABLE ACCOUNT
(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(Name of Depositor)

751 Broad Street
Newark, New Jersey 07102
(800) 778-2255
(Address and telephone number of principal executive offices)
_____________

Sun-Jin Moon
Vice President and Corporate Counsel
The Prudential Insurance Company of America
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)

Copy to:
Christopher E. Palmer, Esq.
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001
_____________

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485
■ on May 1, 2014 pursuant to paragraph (b) of Rule 485
(date)
□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
□ on ______________pursuant to paragraph (a)(1) of Rule 485
(date)

■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2014

THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

Variable
APPRECIABLE
LIFE®
INSURANCE CONTRACTS

As of November 12, 2001, Prudential no longer offered these Contracts for sale.

This prospectus describes two forms of an individual variable life insurance contract (the “Contract”) offered by The Prudential Insurance Company of America (“Prudential”, “we”, “us”, or “our”) under the name Variable Appreciable Life® Insurance.

You may choose to invest your Contract's premiums and its earnings in one or more of the following ways:

•
Invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options of The Prudential Variable Appreciable Account (the “Account”), each of which invests in a corresponding Portfolio of The Prudential Series Fund (the “Series Fund”):

• Conservative Balanced • Diversified Bond • Equity • Flexible Managed • Global	• Government Income • High Yield Bond • Jennison • Money Market	• Natural Resources • Small Capitalization Stock • Stock Index • Value
•	Invest in the Fixed Rate Option, also referred to as "fixed investment option", which pays a guaranteed interest rate.

•	Invest in The Prudential Variable Contract Real Property Account (the “Real Property Account”).

Please Read this Prospectus.  Please read this prospectus and keep it for future reference.  A current prospectus for the Real Property Account accompanies this prospectus.  These prospectuses contain important information about the available Variable Investment Options.  Please read these prospectuses and keep them for future reference.

In compliance with US law, Prudential delivers this prospectus to Contract Owners that currently reside outside of the United States.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

The Contract may have been purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money.  An investment in The Prudential Variable Appreciable Life® is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
Telephone: (800) 778-2255

Appreciable Life is a registered mark of Prudential.

TABLE OF CONTENTS

Page

SUMMARY OF CHARGES AND EXPENSES	1
SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	4
SUMMARY OF CONTRACT RISKS	7
SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	10
GENERAL DESCRIPTIONS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, THE REGISTRANT, AND THE SERIES FUND	11
CHARGES AND EXPENSES	15
PERSONS HAVING RIGHTS UNDER THE CONTRACT	18
OTHER GENERAL CONTRACT PROVISIONS	19
RIDERS	19
REQUIREMENTS FOR ISSUANCE OF A CONTRACT	21
PREMIUMS	21
DEATH BENEFITS	24
CONTRACT VALUES	27
LAPSE AND REINSTATEMENT	30
TAXES	31
DISTRIBUTION AND COMPENSATION	33
LEGAL PROCEEDINGS	34
FINANCIAL STATEMENTS	37
ADDITIONAL INFORMATION	37
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	38

The Prudential Series Fund:
PSF Conservative Balanced Portfolio	Appendix 1
PSF Diversified Bond Portfolio	Appendix 2
PSF Equity Portfolio	Appendix 3
PSF Flexible Managed Portfolio	Appendix 4
PSF Global Portfolio	Appendix 5
PSF Government Income Portfolio	Appendix 6
PSF High Yield Bond Portfolio	Appendix 7
PSF Jennison Portfolio	Appendix 8
PSF Money Market Portfolio	Appendix 9
PSF Natural Resources Portfolio	Appendix 10
PSF Small Capitalization Stock Portfolio	Appendix 11
PSF Stock Index Portfolio	Appendix 12
PSF Value Portfolio	Appendix 13

The Prudential Variable Contract Real Property Account	Appendix 14

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, which is located at the end of this prospectus.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for sales of the Contract and transactions.

Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Taxes Attributable to Premiums(1) (Varies by state and locality.)	Deducted from premium payments.	0% to 14.85%(3)
Administrative fee	Deducted from premium payments.	$2
Maximum Sales Charge on Premiums (Load)(2) (Charge is a percentage of the primary annual premium.)	Monthly	0.5%
Contingent Deferred Sales Charge (Load)(2) (Charge is a percentage of the primary annual premium.)	Upon lapse, surrender or decrease in the Face Amount.	50%
Surrender fee per $1,000 of Coverage Amount(2)	Upon lapse, surrender or decrease in the Face Amount.	$5
Withdrawal fee (Charge is based on the withdrawal amount.)	Upon withdrawal.	The lesser of $15 and 2%
Face Amount Change fee	When there is a change in the Face Amount.	$15
Living Needs Benefit Rider fee	When the benefit is paid.	$150

(1)
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.

(2)	Duration of charge is limited. See CHARGES AND EXPENSES.
(3)	The most common charge for taxes attributable to premiums is 3.25%.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Portfolio fees and expenses.

Periodic Contract and Optional Rider Charges Other Than The Series Fund's Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the Face Amount.(1)(2)
Minimum and Maximum Charges per $1,000 of the net amount at risk.
_____________
Initial COI for a representative Contract Owner, male age 30 in the  Preferred underwriting class, no riders.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $0.06 to $83.34 _____________ $0.121(3)
Mortality and Expense Risk fee (Effective annual rate calculated as a percentage of assets in the Variable Investment Options.)	Daily	0.9%(4)
Additional Mortality fee for risk associated with certain occupation, avocation, or aviation risks.	Monthly	From $0.10 to $2.08(7)
Fee for the Face Amount. (A charge per $1,000 of Face Amount plus a flat fee.)	Monthly	$0.03 plus $3.00
Fee for an increase to the Face Amount. (Charge per $1,000 of increase in Face Amount.)	Monthly	$0.03
Net interest on loans(6)	Annually	1.5%
Guaranteed Death Benefit fee for the Face Amount or an increase to the Face Amount. (Charge per $1,000 of the Face Amount or increase in the Face Amount.)	Monthly	$0.01
Level Premium Term Rider(1)
Minimum and Maximum Charges
per $1,000 of rider coverage.
_____________
Level Premium Term Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of rider coverage.)
	Monthly	From $0.03 to $27.00 _____________ $0.15(3)
Child Level Premium Term Rider(8) (Charge per $1,000 of rider coverage.)	Monthly	$0.45

Renewable Premium Term Rider(1)
Minimum and Maximum Charges
per $1,000 of coverage.
_____________
Renewable Premium Term Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
Monthly	From $0.02 to $55.08 _____________ $0.13(3)
Accidental Death Benefit Rider(1)
Minimum and Maximum Charges per $1,000 of coverage.
_____________
Accidental Death Benefit Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
Monthly	From $0.03 to $0.70 _____________ $0.07(3)
Option to Purchase Additional Insurance Rider(1)
Minimum and Maximum Charges
per $1,000 of additional insurance amount.
_____________
Option to Purchase Additional Insurance Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of additional insurance amount.)
Monthly	From $0.06 to $0.37 _____________ $0.23(3)
Waiver of Premium Rider(1)
Minimum and Maximum Charges
per $1,000 of coverage.
_____________
Waiver of Premium Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
Monthly	From $0.01 to $0.31 _____________ $0.07(3)
Applicant Waiver of Premium Rider(1)(5)
Minimum and Maximum Charges
(Charge is a percentage of the Contract's annual premium.)
_____________
Applicant Waiver of Premium Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge is a percentage of the Contract's annual premium.)
Monthly	From 0.424% to 3.394% _____________ 0.679%(3)

Unscheduled Premium Benefit Rider(1)(5)
Minimum and Maximum Charges
(Calculated as a percentage of the current unscheduled premium benefit amount.)
_____________
Unscheduled Premium Benefit Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Calculated as a percentage of the current unscheduled premium benefit amount.)
Monthly	From 0.38% to 1.14% _____________ 0.42%(3)

(1)
The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.  The charges given are representative for issues after 1997.  Other rates may apply to earlier issues.

(2)	For example, the highest COI rate is for an insured who is a male/female age 99.
(3)
The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay. You may obtain more information about the particular COI charges that apply to you by contacting your Prudential representative.

(4)	The daily charge is based on the effective annual rate shown.
(5)
The cost of this rider will provide for an additional benefit amount, above the amount for the Waiver of Premium Rider.  The percentage varies based on underwriting class.  For the Applicant Waiver of Premium Rider, the charge may not be less than $0.15 per $1,000 of Face Amount.

(6)
The net interest on loans reflects the net difference between a loan with an effective annual interest rate of 5.5% and an effective annual interest credited equal to 4%.  A loan with a variable loan interest rate may be charged a lower effective annual interest rate.  See Loans.

(7)
The amount and duration of the charge will vary based on individual circumstances including Issue Age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Face Amount.

(8)	Duration of the charge is limited. See CHARGES AND EXPENSES.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Series Fund that you will pay periodically during the time you own the Contract.  More detail concerning Portfolio fees and expenses is contained in the prospectus for the Series Fund.

Total Annual Fund Operating Expenses(1)	Minimum	Maximum
(Expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	0.84%

(1)	Total Annual operating expense for Real Property Partnership is 8.85%.

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Contract

The Contract is a form of variable universal life insurance.  Our variable appreciable life insurance policy is a flexible form of variable universal life insurance.  It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums.  You may invest premiums in one or more of the available Variable Investment Options that invest in Portfolios of The Prudential Series Fund, in the Fixed Rate Option, or in the Real Property Account.  Although the value of your Contract Fund may increase if there is favorable investment performance in the Portfolios you select, investment returns in the Portfolios are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease.  The risk will be different, depending upon which investment options you choose.  You bear the risk of any decrease.  Within certain limits, the Contract will provide you with some flexibility in determining the amount and timing of your premium payments. The Contract has a Tabular Contract Fund that is designed to encourage the payment of premiums and the accumulation of cash value.  Some features and/or riders described in this prospectus may not be available in all states.  Your Contract's form number is located in the lower left hand corner of the first page of your Contract.

Types of Death Benefit Available Under the Contract

The Death Benefit is an important feature of the Contract.  You may choose one of the following two forms of the Contract.  They each have a different Death Benefit amount.

Contract Form A, level Death Benefit: The Death Benefit will generally be equal to the Face Amount of insurance.  It can never be less than this amount.  However, it is possible, that the Contract Fund may grow to the point where we  may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Contract Form B, variable Death Benefit: The Death Benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options.  However, the Death Benefit under Form B, as is true under Form A, will never be less than the initial Face Amount and it may also be increased to satisfy Internal Revenue Code requirements.

Throughout this prospectus the word “Contract” refers to both Form A and B unless specifically stated otherwise.  Under both Form A and B Contracts there is no guaranteed minimum Cash Surrender Value.

Death Benefit Guarantee

The Prudential Variable Appreciable Life Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:

•
 We guarantee that if the Scheduled Premiums are paid when due, or received within 61 days after the Scheduled Premiums are due (or missed premiums are paid later with interest), the Contract will not lapse because of unfavorable investment performance, and the least amount we will pay upon the death of the insured is the Face Amount of insurance.

•
If all premiums are not paid when due (or not made up later with interest), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in the Contract.  This amount is called the “Tabular Contract Fund”, and it increases each month.  In later years it becomes quite high.  The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero.  This means that when a Variable Appreciable Life Contract lapses, it may still have considerable value and you may have a substantial incentive to reinstate it.  If you choose otherwise, you may take, in one form or another, the Cash Surrender Value.  See LAPSE AND REINSTATEMENT.

The Contract Fund

Your Contract Fund value changes daily, reflecting:  (1) increases or decreases in the value of your Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.  The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES.

Tabular Contract Fund

The Tabular Contract Fund is designed to encourage the payment of premiums and the accumulation of cash value.   Even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the next Monthly Date.

The Tabular Contract Fund is a guideline representing the amount that would be in the Contract Fund if all Scheduled Premiums are paid on their due dates, there are no unscheduled premiums paid, there are no withdrawals, the investment options you have chosen earn exactly a uniform rate of return of 4% per year, and we have deducted the maximum mortality, sales load and expense charges.

Premium Payments

Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly.  We guarantee that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.  Your Contract may terminate if the Contract Debt exceeds what the Cash Surrender Value would be if there was no Contract Debt.  We will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract in-force.  See Loans.

Your Scheduled Premium consists of two amounts:

•
The initial amount is payable from the time you purchase your Contract until the Contract Anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the “Premium Change Date”);

•	The guaranteed maximum amount payable after the Premium Change Date. See PREMIUMS.

The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes.  See PREMIUMS, and Tax Treatment of Contract Benefits.  Prudential will generally accept any premium payment of at least $25. You may be flexible with your premium payments depending on your Contract’s performance. If the performance of the Contract is less favorable and the Contract Fund is less than the Tabular Contract Fund Value the Contract would go into default.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. See The Prudential Variable Appreciable Account and the Allocation of Premiums sections.

On the Contract Date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from the initial premium.  Then the first monthly charges are deducted.  The remainder of the initial premium will be allocated among the Variable Investment Options, the Fixed Rate Option, or the Real Property Account according to the allocations you specified in the application form.  The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, but not earlier than the Contract Date.

After the Contract Date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from each subsequent premium payment.  After the deductions from premiums and the monthly charges are made, the remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.

Investment Choices

You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options that invest in Portfolios of The Prudential Series Fund.  You may also invest in the Fixed Rate Option and the Real Property Account.  See The Prudential Series Fund, The Fixed Rate Option, and The Prudential Variable Contract Real Property Account. Subsequent net premiums are applied to your Contract as of the end of the Valuation Period in which they are received in Good Order at the Payment Office.

We may add additional Variable Investment Options in the future.

Increasing or Decreasing the Face Amount

Subject to our underwriting requirements determined by us, after the first Contract Anniversary you may increase the amount of insurance by increasing the Face Amount of the Contract.  An increase in the Face Amount is similar to the purchase of a second Contract and must be at least $25,000.  Other conditions must be met before we approve of an increase in the Face Amount.  See Increases in the Face Amount.

You also have the additional option of decreasing the Face Amount of your Contract, without withdrawing any surrender value.  The minimum permissible decrease is $10,000 and will not be permitted if it causes the Face Amount of the Contract to drop below the minimum Face Amount applicable to the Contract.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  In addition, if the Face Amount is decreased or a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract.   See Tax Treatment of Contract Benefits.

Access to Contract Values

A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charges) while the insured is living.  To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office.  The Cash Surrender Value of a surrendered Contract will be determined as of the end of the Valuation Period in which such a request is received in Good Order in a Service Office.  Surrender of a Contract may have tax consequences.  See Surrender of a Contract, and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract.  The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.  There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Withdrawals, and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan.  The maximum loan amount is equal to the sum of (1) 90% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value.  The cash value is equal to the Contract Fund less any surrender charge.  The minimum loan amount you may borrow at any one time is $200, unless the loan proceeds are used to pay premiums on your Contract.  See Loans.

Canceling the Contract

Generally, you may return the Contract for a refund within 10 days after you receive it.  Some states allow a longer period of time during which a Contract may be returned for a refund.  In general, you will receive a refund of all premium payments made, less any applicable federal and/or state income tax withholding.  However, if applicable law permits a market value free-look, you will receive the greater of (1) the Contract Fund plus the amount of any charges that have been deducted or (2) all premium payments made, less any applicable federal and/or state income tax withholding.  A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are Not Guaranteed

Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select.  The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct.  Poor investment performance or loans could cause your Contract to lapse and you could lose your insurance coverage.  However, we guarantee that if Scheduled Premiums are paid when due and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.

The Variable Investment Options you choose may not perform to your expectations.  Investing in the Contract involves risks including the possible loss of your entire investment.  Only the Fixed Rate Option provides a guaranteed rate of return.  See Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.”  The “maximum charge,” in each instance, is the highest charge that we may make under the Contract.  The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

If Scheduled Premiums are paid on or before each due date, or received within 61 days after the Scheduled Premiums are due, and there are no withdrawals or outstanding loans, a Contract will remain in-force even if the investment results of that Contract's Variable Investment Option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date.  However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default.  Should this happen, we will notify you of the required payment to prevent your Contract from lapsing.  Your payment must be received in Good Order at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will lapse.  If your Contract does lapse, it will still provide some benefits.  See LAPSE AND REINSTATEMENT.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks of Using the Contract as a Short-Term Savings Vehicle

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle.  Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance policy could play an important role in helping you to meet the future costs of a child’s education.  The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the Variable Investment Options you choose perform poorly, or if you do not pay sufficient premiums, your Contract may lapse or you may not accumulate the funds you need.   Accessing the values in your Contract through withdrawals and Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks of Taking Withdrawals

We may limit you to no more than four withdrawals in a Contract Year.  The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.  You may make a withdrawal only to the extent that the Cash Surrender Value plus any Contract loan exceeds the applicable tabular cash value.  There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal.  Withdrawals under Form B (variable) Contracts, will not change the Face Amount of insurance.  However, under a Type A (fixed) Contract, the withdrawal will cause a reduction in the Face Amount of insurance by no more than the amount of the withdrawal.  A surrender charge may be deducted.  See CHARGES AND EXPENSES.

It is important to note that, if the Face Amount of insurance is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in the Face Amount of insurance, you should consult with your tax adviser and your Prudential representative.  See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

All or a portion of the amount credited to a Variable Investment Option may be transferred to another Variable Investment Option, the Fixed Rate Option, or the Real Property Account.

If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts among the Variable Investment Options, to the Fixed Rate Option, or to the Real Property Account.  Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  There is no charge.   For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  We use reasonable procedures to confirm that instructions given by telephone are genuine.  However, we are not liable for following telephone instructions that we reasonably believe to be genuine.  In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

In addition, you may use our dollar cost averaging feature.  Currently, transfers effected systematically under the dollar cost averaging program described in this prospectus do not count towards the limit of 20 transfers.  In the future, we may count such transfers towards the limit.  See Transfers/Restrictions on Transfers and Dollar Cost Averaging.

Multiple transfers received during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Generally, only one transfer from the Fixed Rate Option is permitted during each Contract Year and only during the 31-day period beginning on the Contract Anniversary.  The maximum amount you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

Transfers from the Real Property Account to the other investment options available under the Contract are currently permitted only during the 31-day period beginning on the Contract Anniversary.  The maximum amount that may be transferred out of the Real Property Account each year is the greater of: (a) 50% of the amount invested in the Real Property Account; and (b) $10,000.  See the attached Real Property Account Prospectus.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract Owners.  We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Transfer restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Charges on Surrender of the Contract

You may surrender your Contract at any time for its Cash Surrender Value while the insured is living.  We deduct a surrender charge from the surrender proceeds.

We will assess a surrender charge if, during the first 10 Contract Years (or 10 years from an increase in the Face Amount of insurance), the Contract lapses, is surrendered, or the Face Amount of insurance is decreased (including as a result of a withdrawal).  The surrender charge is determined by the primary annual premium amount.  It is calculated as described in Surrender Charges.  While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.  In addition, the surrender of your Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Your Contract will be in default if at any time the Contract Fund (which includes the loan) less any applicable surrender charges is less than the Tabular Contract Fund.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract.  In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.

If your Contract Fund is less than your Contract Debt your Contract will terminate 61 days after we notify you.

Potential Tax Consequences

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code.  Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance.  We also have the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance contract.  However, your Death Benefit could be subject to estate tax.  In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn.  Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid.  Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract.  The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Face Amount of insurance is made (or a rider removed).  The addition of a rider or an increase in the Face Amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a reduction in the Face Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.  However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.  See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest.  In most cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, or by purchasing an additional contract.  If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH
THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options.  You may also invest in the Fixed Rate Option or the Real Property Account.  The Fixed Rate Option is the only investment option that offers a guaranteed rate of return.  See The Prudential Series Fund, The Fixed Rate Option, and The Prudential Variable Contract Real Property Account.

Risks Associated with the Variable Investment Options

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940 other than the Real Property Account, which invests in a Real Property Partnership. See the accompanying prospectus for the Prudential Real Property Account.  Each Variable Investment Option has its own investment objective and associated risks, which are described in the accompanying Series Fund prospectus.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Variable Investment Options will meet their investment objectives.  Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Variable Investment Options you choose.  You bear the investment risk that the Variable Investment Options may not meet their investment objectives.  It is possible to lose your entire investment in the Variable Investment Options.  Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio.  For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when Separate Account and Contract charges are deducted, you experience a negative return.  See The Prudential Series Fund.

Learn More about the Variable Investment Options

Before allocating amounts to the Variable Investment Options, you should read the current Series Fund prospectus for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, THE REGISTRANT, AND THE SERIES FUND

The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”, “us”, “we”, or “our”), a stock life insurance company, founded on October 13, 1875 under the laws of the state of New Jersey.  It is licensed to sell life insurance and annuities in the District of Columbia, Guam, U.S. Virgin Islands, and in all states.  Prudential’s principal Executive Office is located at 751 Broad Street, Newark, New Jersey 07102.

The Prudential Variable Appreciable Account

Prudential has established a Separate Account, the Prudential Variable Appreciable Account (the “Account” or the "Registrant"), to hold the assets that are associated with the Contracts.  The Account was established on August 11, 1987 under New Jersey law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.  The Account meets the definition of a "Separate Account" under the federal securities laws.  The Account holds assets that are segregated from all of Prudential's other assets.  Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Prudential conducts.

Prudential is the legal owner of the assets in the Account.  Prudential will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts.  In addition to these assets, the Account's assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges we make against the Account.  From time to time Prudential will transfer capital contributions and earned fees and charges to its general account.  Prudential will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of Prudential’s other assets.  The assets of the Account may not be charged with liabilities that arise from any other business Prudential conducts.

We are obligated to pay all amounts promised to Contract Owners under the Contract.  The obligations to Contract Owners and beneficiaries arising under the Contracts are general corporate obligations of Prudential.

You may invest in one or a combination of the available Variable Investment Options.  When you choose a Variable Investment Option, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option.  We hold these shares in the Account.  We may remove or add additional Variable Investment Options in the future.

The Prudential Series Fund

The Prudential Series Fund (the “Series Fund”) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.  Its shares are currently sold only to Separate Accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity Contracts.

The Account will purchase and redeem shares from the Series Fund at net asset value.  Shares will be redeemed to the extent necessary for us to provide benefits under the Contract and to transfer assets from one Variable Investment Option to another, as requested by Contract Owners.  Any dividend or capital gain distribution received from a Portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Variable Investment Option.

The Series Fund has a separate prospectus that is provided with this prospectus.  You should read the Series Fund prospectus before you decide to allocate assets to the Portfolios.  The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option.  There is no assurance that the investment objectives of the Portfolios will be met.  Please refer to the list below to see which Portfolios you may choose as your Variable Investment Options.

Investment Manager

Prudential Investments LLC serves as the investment manager for The Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Portfolios in which the Account invests, their investment objectives, and each Portfolio’s investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Subadviser
The Prudential Series Fund – Class 1 Shares
Conservative Balanced	Total investment return consistent with a conservatively managed diversified portfolio.	Prudential Investment Management, Inc. Quantitative Management Associates LLC
Diversified Bond	High level of income over a longer term while providing reasonable safety of capital.	Prudential Investment Management, Inc.
Equity	Long-term growth of capital.	Jennison Associates LLC
Flexible Managed	Total return consistent with an aggressively managed diversified portfolio.	Prudential Investment Management, Inc. Quantitative Management Associates LLC
Global	Long-term growth of capital.	Quantitative Management Associates LLC LSV Asset Management Marsico Capital Management, LLC T. Rowe Price Associates, Inc. William Blair & Company LLC
Government Income	High level of income over the long term consistent with the preservation of capital.	Prudential Investment Management, Inc.
High Yield Bond	High total return.	Prudential Investment Management, Inc.
Jennison	Long-term growth of capital.	Jennison Associates LLC
Money Market	Maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Prudential Investment Management, Inc.
Natural Resources	Long-term growth of capital.	Jennison Associates LLC
Small Capitalization Stock	Long-term growth of capital.	Quantitative Management Associates LLC

Variable Investment Option	Investment Objective Summary	Subadviser
Stock Index	Investment results that generally correspond to the performance of publicly-traded common stocks.	Quantitative Management Associates LLC
Value	Capital appreciation.	Jennison Associates LLC

As an investment adviser, Prudential Investments LLC charges the Series Fund a daily investment management fee as compensation for its services.  Prudential Investments LLC pays each subadviser out of the fee that Prudential Investments LLC receives from the Series Fund.  Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds.  More detailed information, including a full description of these fees, is available in the attached Series Fund prospectus.

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Funds.  Neither the companies that invest in the Series Fund nor the Series Fund currently foresee any such disadvantage.  The Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Variable Investment Option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

A Portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such Portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Prudential

Prudential has entered into an agreement with the Prudential Series Fund (the "Series Fund").  Under the terms of the agreement, Prudential provides administrative and support services to the Portfolios of the Series Fund for which it receives an annual fee from the investment adviser, distributor and/or the Portfolio based on the average assets allocated to the Portfolio.  The agreement, including the fees paid and services provided, can vary for each Portfolio.

Prudential and/or our affiliates may receive substantial and varying administrative service payments from the Series Fund or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Administrative service payments partially compensate for providing administrative services with respect to Contract Owners invested indirectly in the Series Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  The administrative service fees we receive originate from the assets of the Series Fund itself and/or the assets of the Series Fund’s investment adviser.  In either case, the existence of administrative service fees may tend to increase the overall cost of investing in the Series Fund.   In addition, because these fees are paid to us, allocations you make to the Portfolios may benefit us financially if these fees exceed the costs of the administrative support services.

We collect these payments and fees under agreements between us and the Series Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Series Fund.  As of May 1, 2014, the administrative service fee we receive is 0.05% of the average assets allocated to the Series Fund.

In addition to the payments that we receive from the Series Fund and/or their affiliates, the Series Fund and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

We are the legal owner of the shares of the Series Fund associated with the Variable Investment Options.  However, we vote the shares of the Series Fund according to voting instructions we receive from Contract Owners.  We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote.  When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions.  We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received.  We may change the way your voting instructions are calculated if it is required by federal or state regulation.  We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund.  In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations.  If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the Variable Investment Options.  We may also cease to allow investments in any existing Variable Investment Option.  We would not do this without any necessary SEC and/or state approval.  You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option.  This amount becomes part of Prudential's general account.  The general account consists of all assets owned by Prudential other than those in the Account and in other Separate Accounts that have been or may be established by Prudential.  Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets.  Instead, Prudential guarantees that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that Prudential declares periodically, but not less than an effective annual rate of 4%.  Prudential is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.

Transfers out of the Fixed Rate Option are subject to strict limits.  See Transfers/Restrictions on Transfers.  The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months.  See When Proceeds Are Paid.

Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the Fixed Rate Option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Rate Option.  Any inaccurate or misleading disclosure regarding the Fixed Rate Option may, however, be subject to certain generally applicable provisions of federal securities laws.

The Prudential Variable Contract Real Property Account

The Prudential Variable Contract Real Property Account (the "Real Property Account") is a separate account of Prudential.  The Real Property Account, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties.  It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions.  It is not registered as an investment company under the Investment Company Act of 1940 and is therefore not subject to the same regulation as the Series Fund. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in asset value.

The Partnership has entered into an investment management agreement with Prudential Investment Management, Inc. (“PIM”), under which PIM selects the properties and other investments held by the Partnership.  Prudential charges the Partnership a daily fee for investment management, which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, the Partnership's investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account.  It should be read together with this prospectus by any Contract Owner considering the real estate investment option.  There is no assurance that the investment objectives of the Real Property Account will be met.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES, beginning on page 1 of this prospectus. There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Rate Option, plus any interest credited on amounts allocated to the Fixed Rate Option, the amount allocated to the Real Property Account, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Contract.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.  Charges for taxes attributable to premiums will vary by state and locality.  Changes in other charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Taxes Attributable to Premiums

We deduct a charge for taxes attributable to premiums from each premium payment.  That charge is currently made up of two parts.

The first part is a charge for state and local premium taxes.  Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but may exceed 5% in some instances).

The second part is a charge for federal income taxes measured by premiums.  The current amount for this second part is 1.25% of the premium for Contracts issued on or after June 17, 1991, and 0% for Contracts issued prior to June 17, 1991.  We believe that this charge is a reasonable estimate of an increase in Prudential’s federal income taxes resulting from a change in the Internal Revenue Code.  It is intended to recover this increased tax.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states.  Currently, these taxes are not significant and they are not charged against the Account.  If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Deduction from Premiums

We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year.  If you pay premiums monthly, the charge will be $24 per year.  If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year.

Sales Load Charges

A sales charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature.  The charge is equal to 0.5% of the "primary annual premium”.  The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge, see Taxes Attributable to Premiums, and Deduction from Premiums) and less the $3 part of the monthly deduction. See Monthly Deductions from Contract Fund.  The sales load is charged whether the Contract Owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age.  At present this sales charge is made only during the first five Contract Years or five years after an increase.  However, Prudential reserves the right to make this charge in all Contract Years.  To summarize, for most Contracts, this charge is somewhat less than 6% of the annual Scheduled Premium for each of the first five Contract Years and it may, but probably will not, continue to be charged after that.

There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract Year or 10 years from an increase in the Face Amount of insurance.  It is often described as a contingent deferred sales load (“CDSL”) and is described under Surrender Charges.

Cost of Insurance

We deduct a monthly cost of insurance ("COI") charge proportionately from the dollar amounts held in each of the chosen investment options.  The purpose of this charge is to provide insurance coverage.  When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract.  The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit.  The maximum COI charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.

The net amount at risk is based on your Death Benefit and your Contract Fund; therefore it is impacted by such factors as investment performance, charges, fees, and premium payments. The current, monthly COI rates vary by Face Amount and Contract duration, as well as the issue age, sex, and underwriting class of the insured.  The rates generally increase over time but are never more than the maximum charges listed in the Contract data pages. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current Attained Age, sex (except where unisex rates apply), smoker/nonsmoker status, and extra rating class, if any.  At most ages, our current COI rates are lower than the maximum rates.  Current COI charges range from $0.06 to $83.34 per $1,000 of net amount at risk.

Monthly Deductions from the Contract Fund

We deduct the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a)
We deduct an administrative charge based on the Face Amount of insurance.  This charge is intended to compensate us for things like processing claims, keeping records, and communicating with Contract Owners.  We deduct $3 per Contract and up to $0.03 per $1,000 of the Face Amount of insurance.  This charge also applies to  increases in the Face Amount of insurance.  Thus, for a Contract with a $75,000 Face Amount of insurance, the charge is $3 plus $2.25 for a total of $5.25 per month.  The current charge for Contracts with Face Amounts greater than $100,000 is lower.  The $0.03 per $1,000 of the Face Amount of insurance is reduced to $0.01 per $1,000 for that portion of the Face Amount that exceeds $100,000 and will not exceed $12.

(b)
We also deduct a charge of $0.01 per $1,000 of the Face Amount of insurance (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less).  We deduct this charge for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the Death Benefit will never be less than the guaranteed minimum Death Benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period.  This charge and the administrative charge described in (a) above may be calculated together.

(c)	You may add one or more riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See Riders.

(d)	If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted and the Scheduled Premium will be increased.

The earnings of the Account are taxed as part of the operations of Prudential.  Currently, no charge is being made to the Account for Prudential’s federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums for Contracts issued on or after June 17, 1991.  There is no charge for federal income taxes for Contracts issued prior to June 17, 1991.  See Taxes Attributable to Premiums.  We periodically review the question of a charge to the Account for Prudential’s federal income taxes.  We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of each of the Variable Investment Options in an amount equivalent to an effective annual rate of 0.90%.  For Contracts with Face Amounts of $100,000 or more, the current charge is 0.60%.  This charge is intended to compensate us for assuming mortality and expense risks under the Contract.  The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined.  The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges.  This charge is not assessed against amounts allocated to the Fixed Rate Option.

Surrender Charges

We assess additional sales load, the contingent deferred sales load (“CDSL”), if the Contract lapses or is surrendered during the first 10 Contract Years or 10 years from an increase in the Face Amount of insurance, or if a withdrawal is made under a Form A Contract during that 10 year period.  Subject to the additional limitations described below, for Contracts that lapse or are surrendered during the first five Contract Years the charge will be equal to 50% of the first year's primary annual premium.  The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge, see Taxes Attributable to Premiums, and see Deduction from Premiums), and less the $3 part of the monthly administrative charge.  See Monthly Deductions from Contract Fund.  In the next five Contract Years that percentage is reduced uniformly on a daily basis until it reaches zero on the 10th Contract Anniversary.  Thus, for Contracts surrendered at the end of the sixth year, the maximum deferred sales charge will be 40% of the first year's primary annual premium, for Contracts surrendered at the end of year seven, the maximum deferred sales charge will be 30% of the first year's primary annual premium, and so forth.

The contingent deferred sales load is also subject to a further limit at older Issue Ages (approximately above age 67) in order to comply with certain requirements of state law.  Specifically, the contingent deferred sales load for such insureds is no more than $32.50 per $1,000 of the Face Amount.

The sales load is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first five or six years, result in a lower contingent deferred sales load than that described above. (This limitation might also, under unusual circumstances, apply to reduce the monthly sales load deductions described in item (c) under Monthly Deductions from Contract Fund)

The limitation is based on a Guideline Annual Premium (“GAP”) that is associated with every Contract.  The GAP is an amount, generally larger than the gross annual Scheduled Premium for the Contract, determined actuarially in accordance with a definition set forth in a regulation of the Securities and Exchange Commission.  The maximum aggregate sales load that Prudential will charge (that is, the sum of the monthly sales load deduction and the contingent deferred sales charge) will not be more than 30% of the premiums actually paid until those premiums total one GAP plus no more than 9% of the next premiums paid until total premiums are equal to five GAPS, plus no more than 6% of all subsequent premiums.  If the sales charges described above would at any time exceed this maximum amount then the charge, to the extent of any excess, will not be made.

The following table shows the sales loads that would be paid by a 35 year old man under a Form B Contract with $100,000 Face Amount of insurance, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract.  If the Contract is partially surrendered or the Face Amount is decreased during the first 10 years, a proportionate amount of the contingent deferred sales charge will be deducted from the Contract Fund.

Maximum Percentages for Surrender Charges
Surrender, Last Day of Year No.	Cumulative Scheduled Premiums Paid	Cumulative Sales Load Deducted from Contract Fund	Contingent Deferred Sales Load	Total Sales Load	Cumulative Total Sales Load as Percentage of Scheduled Premiums Paid
1 2 3 4 5 6 7 8 9 10	$ 894.06 1,788.12 2,682.18 3,576.24 4,470.30 5,364.36 6,258.42 7,152.48 8,046.54 8,940.60	$ 49.56 99.12 148.68 198.24 247.80 247.80 247.80 247.80 247.80 247.80	$218.66 367.64 398.55 414.00 414.00 331.00 248.00 166.00 83.00 0.00	$268.22 466.76 547.23 612.24 661.80 578.80 495.80 413.80 330.80 247.80	30.00% 26.10% 20.40% 17.12% 14.80% 10.79% 7.92% 5.79% 4.11% 2.77%

The percentages shown in the last column will not be appreciably different for insureds of different ages.

We deduct a charge of $5 per $1,000 of the Face Amount of insurance upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records.  However, this charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely at the end of the 10th Contract Year or 10 years from an increase in the Face Amount of insurance.  If the Contract is partially surrendered or the Face Amount is decreased during the first 10 years, we will deduct a proportionate amount of the charge from the Contract Fund.  We do not deduct a surrender charge from the Death Benefit if the insured dies during the first 10 Contract Years or 10 years from an increase in the Face Amount of insurance.

Transaction Charges

(a)	We charge a transaction fee equal to the lesser of $15 or 2% of the withdrawal amount in connection with each withdrawal.

(b)	We may charge a transaction fee of up to $15 for any change in the Face Amount of insurance.

(c)	We charge a transaction fee of up to $150 for Living Needs Benefit payments.

Portfolio Charges

We deduct charges from and pay expenses out of the Variable Investment Options as described in the Series Fund prospectus.

Rider Charges

Contract Owners may be able to obtain additional benefits, which may increase the Scheduled Premium.  These optional insurance benefits are described in what is known as a “rider” to the Contract.  We deduct a monthly charge from the Contract Fund if additional benefits cause an increase to your Scheduled Premium.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

There are circumstances when the Contract Owner is not the insured.  There may also be more than one Contract Owner.  If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract.  This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date the request is received in our Service Office.

While the insured is living, the Contract Owner is entitled to any Contract benefit and value.  Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us.  For example, the Contract Owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured.  You may designate or change a beneficiary by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request.  However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again.  When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary.  When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance.  Generally, the Contract may not be assigned to an employee benefit plan or program without our consent.  We assume no responsibility for the validity or sufficiency of any assignment.  We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex.  If we learn of the inaccuracy after the insured’s death, any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.  If we learn of the inaccuracy before the insured’s death, the Face Amount will be adjusted to what the current scheduled premium would have purchased at the correct age and sex.

Settlement Options

The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds.  Under the Contract, the Death Benefit may be paid in a single sum or under one of the optional modes of settlement.  A Prudential representative can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.  Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Face Amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Contract Owners may be able to obtain additional benefits, which may increase the Scheduled Premium.  If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund.  These optional insurance benefits will be described in what is known as a “rider” to the Contract. One rider pays certain premiums into the Contract if the insured dies in an accident.  Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision).  Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child.  The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account.  Certain restrictions may apply; they are clearly described in the applicable rider.

Under other riders, which provide a fixed amount of term insurance in exchange for increasing total scheduled annual premiums, the amount payable upon the death of the insured may be substantially increased for a given total initial annual premium.  The rider may be appropriate for Contract Owners who reasonably expect their incomes to increase regularly so that they will be able to afford the increasing scheduled annual premiums or who may be willing to rely upon their future Contract Fund values to prevent the Contract from lapsing in later years.

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Any Prudential representative can explain these extra benefits further.  Samples of the provisions are available from Prudential upon written request.

Living Needs Benefit Rider - The Living Needs BenefitSM Rider may be available on your Contract.  The benefit may vary by state.  There is no charge for adding the benefit to a Contract.  However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist.  The adjusted Death Benefit will always be less than the Death Benefit, but will never be lower than the Contract's Cash Surrender Value.  One or both of the following options may be available.  You should consult with a Prudential representative about whether additional options may be available.

The Terminal Illness Option is available on the Living Needs Benefit Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less.  When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months.  If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

The Nursing Home Option is available on the Living Needs Benefit Rider after the insured has been confined to an eligible nursing home for six months or more.  When a licensed physician certifies that the insured is expected to remain in an eligible nursing home until death, and that is confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured.  If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Subject to state approval, all or part of the Contract's Death Benefit may be accelerated under the Living Needs Benefit.  If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract. The minimum amount that may be accelerated for a Living Needs Benefit claim is $50,000.  However, we currently have an administrative practice to allow a reduced minimum of $25,000.  We reserve the right to discontinue this administrative practice in a non-discriminatory manner.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.  We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation.  Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could.  With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit.  Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

As of November 12, 2001, Prudential no longer offered these Contracts for sale.  Generally, the Contract was issued on insureds below the age of 81.  You could have applied for a minimum initial guaranteed Death Benefit of $75,000; however, higher minimums applied to insureds over the age of 75.  Insureds 14 years of age or less may have applied for a minimum initial guaranteed Death Benefit of $50,000, which will increase by 50% at age 21.  Before issuing any Contract, Prudential required evidence of insurability, which may have included a medical examination.  Nonsmokers who met Preferred underwriting requirements were offered the most favorable premium rate.  A higher premium is charged if an extra mortality risk is involved.  Certain classes of Contracts, for example, a Contract issued in connection with a tax-qualified pension plan, may have been issued on a "guaranteed issue" basis and may have a lower minimum initial Death Benefit than a Contract that was individually underwritten.  These are the current underwriting requirements.  We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Scheduled Premiums on the Contract are payable during the insured's lifetime on an annual, semi-annual, quarterly or monthly basis on due dates set forth in the Contract.  If you pay premiums more often than annually, the aggregate annual premium will be higher to compensate us both for the additional processing costs (see CHARGES AND EXPENSES) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract Year.  The premium amount depends on the Contract's initial Death Benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification.  If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date.  If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder.  You may change the frequency of premium payments with our consent.

You may elect to have monthly premiums paid automatically under the “Pru-Matic Premium Plan” by pre-authorized transfers from a bank checking account.  You may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

Your Contract shows two Scheduled Premium amounts.  The first or initial amount is payable from the time you purchase your Contract until the Contract Anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the “Premium Change Date”).  The second Scheduled Premium Amount will be lower than the maximum amount stated in your Contract if your Contract Fund, net of any excess premiums, on the Premium Change Date is higher than it would have been had: (1) all Scheduled Premiums been paid when due; (2) maximum contractual charges been deducted; and (3) only a net rate of return of 4% been earned.  We will tell you what your second Scheduled Premium amount will be.

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums.  You may make unscheduled premium payments occasionally or on a periodic basis.  If you wish, you may select a higher contemplated premium than the Scheduled Premium.  Prudential will then bill you for the chosen premium.  In general, the regular payment of higher premiums will result in higher Cash Surrender Values and, at least under Form B, in higher Death Benefits.  Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse.  See LAPSE AND REINSTATEMENT.  The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes.  If this happens, loans and other distributions, which would otherwise not be taxable events, may be subject to federal income taxation.  See Tax Treatment of Contract Benefits.

If you choose to add a “rider” to your Contract that provides additional benefits (see RIDERS), the Scheduled Premium may be increased.  Some riders provide additional term insurance in a stated amount that does not vary with investment experience.  One of these “term riders” also allows you to choose different insurance amounts in different years.  For these riders, you may choose to pay a billed premium higher than your initial Scheduled Premium.  Under some circumstances, this could result in a higher Cash Surrender Value and Death Benefit than if the same premium had been paid under a Contract with the same Death Benefit but without the rider.  After several years, however, even if the billed premiums are paid on time, the Contract could lose its guarantee against lapse and could also have lower Cash Surrender Values.

You may choose a level premium option.  In that case, the Scheduled Premium, (the amount of which can be quoted by your Prudential representative), will be higher and it will not increase at age 65 (or seven years after issue, if later). The Contract will not lapse because of unfavorable investment experience if the level Scheduled Premium is paid  within 61 days after the Scheduled Premiums are due (or missed premiums are paid later with interest) and there are no withdrawals.

Prudential will generally accept any premium payment of at least $25.  Prudential reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract Year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the Death Benefit.  The flexibility of premium payments provides Contract Owners with different opportunities under the two Forms of the Contract.  Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the Death Benefit. Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts, which accumulate without current income taxation.

Unless you elect otherwise, your Contract will include a “waiver of premium” provision under which Prudential will pay your Scheduled Premiums if you incur a disability before age 60 that lasts over six months.  If the disability begins after you become 60 and before you are 65, premiums will be paid only until the first Contract Anniversary following your 65th birthday.  The waiver of premium provision does not apply if you become disabled after your 65th birthday.

Allocation of Premiums

On the Contract Date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from the initial premium. Then the first monthly charges are deducted.  The remainder of the initial premium will be allocated among the Variable Investment Options, the Fixed Rate Option, or the Real Property Account according to the allocations you specified in the application form.  The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, but not earlier than the Contract Date.

After the Contract Date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from each subsequent premium payment.  After the deductions from premiums and the monthly charges are made, the remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.  The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Portfolios of the Series Fund are calculated, which is as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time.)  With respect to any premium payment that is not in Good Order, we may temporarily hold the premium in a suspense account and we may earn interest on such amount.  You will not be credited interest on those amounts during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period.

You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided the Contract is not in default and you are enrolled to use the Telephone Transfer System.  There is no charge for reallocating future premiums among the investment options.  If any portion of a premium is allocated to a particular Variable Investment Option, to the Fixed Rate Option or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect.  All percentage allocations must be in whole numbers. For example, 33% can be selected but 33⅓% cannot.  Of course, the total allocation to all selected investment options must equal 100%.

Transfers/Restrictions on Transfers

If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts from one Variable Investment Option to another Variable Investment Option, to the Fixed Rate Option, or to the Real Property Account, without charge.  Additional transfers may be made with our consent.  Currently, we will allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege.  Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment.  See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers received during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Currently, certain transfers effected systematically under the dollar cost averaging program do not count towards the limit of four transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.

Transfers among investment options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  The request may be in terms of dollars, such as a request to transfer $5,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options.  In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine.  We will not be held liable for following telephone instructions that we reasonably believe to be genuine.  We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the Fixed Rate Option will be permitted during each Contract Year and only within 31 days following each Contract Anniversary.  The maximum amount that may be transferred out of the Fixed Rate Option each year is currently the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.  Such transfer requests received prior to the Contract Anniversary will take effect on the Contract Anniversary.  Transfer requests received within the 31-day period beginning on the Contract Anniversary will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).  Transfers to and from the Real Property Account are subject to restrictions described in the attached prospectus for the Real Property Account.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options.  Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on performance of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the Fixed Rate Option.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.

In addition, Contract Owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations.  Contract Owners who are not subject to the same transfer restrictions may have the same underlying Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the underlying Variable Investment Option (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.

The Series Fund has adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectus for the Series Fund describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that the Series Fund may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants.  The omnibus nature of these orders may limit the Series Fund in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Series Fund (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Series Fund.

The Series Fund may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option.  The Series Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Series Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, the Series Fund has not adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

We offer a feature called Dollar Cost Averaging (“DCA”).  Upon your request, premiums will be allocated to the portion of the Money Market Subaccount used for this feature (the “DCA account”).  Designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market Subaccount and the Fixed Rate Option, but including the Real Property Account.  Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option.  These amounts are subject to change at our discretion.  The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment.  When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at our discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, generally subject to the limitations on premium payments and transfers.  In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the Valuation Period on the Monthly Date, provided the New York Stock Exchange (“NYSE”) is open on that date.  If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the Valuation Period on the next day that the NYSE is open.  If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the Valuation Period on the last day of the month that the NYSE is open.  Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract Owner gives notification of a change in allocation or cancellation of the feature.  If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market Subaccount.  Currently there is no charge for using the DCA feature.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed.  Under certain circumstances, we may allow the Contract to be backdated up to six months for the purpose of lowering the insured's Issue Age, but only to a date not earlier than six months prior to the application date.  This may be advantageous for some Contract Owners as a lower Issue Age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any Death Benefit, Cash Surrender Value, loan proceeds or partial withdrawal within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request.  Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at the office designated to receive that request.  However, we may delay payment of proceeds from the Variable Investment Option[s] and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the Cash Surrender Value attributable to: (1) the Fixed Rate Option; and (2) Contracts in-force as extended term insurance, for up to six months (or a shorter period if required by applicable law).  We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options described in the Contract or by payment of a lump sum check.  In addition to the settlement options described in your Contract, currently, in certain circumstances, the beneficiary may choose the payment of death claim proceeds by way of Prudential's Alliance Account settlement option (the "Alliance Account").  If the Alliance Account is selected, Prudential will provide a kit to the beneficiary, which includes: (1) an account confirmation describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; and (2) a guide that explains how the Alliance Account works.  Amounts in an Alliance Account may be withdrawn by the beneficiary at any time.  Any Prudential representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may have selected from two types of Death Benefit at issue.  A Contract with a Form A Death Benefit has a Death Benefit, which will generally equal the initial Face Amount.  Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the net amount at risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  The Scheduled Premium shown in the Contract will be the same for a given insured, regardless of what Contract Form you chose.  See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Form B Death Benefit has a Death Benefit, which will generally equal the Face Amount plus, if any, excess Contract Fund over the Tabular Contract Fund Value.  Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value.  However, the increase in the Cash Surrender Value for Form B Contract may be less than the increase in Cash Surrender Value for a Form A Contract because a Form B Contract has a greater cost of insurance charge due to a greater net amount at risk.  As long as the Contract is not in default, there have been no withdrawals, and there is no Contract Debt, the Death Benefit may not fall below the Face Amount stated in the Contract, plus the amount, if any, by which the Contract Fund exceeds the Tabular Contract Fund Value.

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the Face Amount of insurance will automatically be increased, on the Contract Anniversary after the insured's 21st birthday, to 150% of the initial Face Amount, so long as the Contract is not then in default.  This new Face Amount becomes the new guaranteed minimum Death Benefit.  The Death Benefit will also usually increase, at the same time, by the same dollar amount.  In certain circumstances, however, it may increase by a smaller amount.  This increase in Death Benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract.  See CHARGES AND EXPENSES.  The automatic increase in the Face Amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

Contract Owners of a Form A Contract should note that any withdrawal may result in a reduction of the Face Amount and the deduction of any applicable surrender charges.  We will not allow you to make a withdrawal that will decrease the Face Amount below the minimum Face Amount.  For Form B Contracts, withdrawals will not change the Face Amount, will not incur a surrender charge for a withdrawal, and are not restricted if a minimum size Contract was purchased.  See Withdrawals.

Increases in the Face Amount

After your first Contract Anniversary, you may increase your amount of insurance by increasing the Face Amount of the Contract (which is also the guaranteed minimum Death Benefit).  The increase will be subject to state approval and the underwriting requirements we determine.

The following conditions must be met:

(1) you must ask for the change in a form that meets our needs;
(2) the amount of the increase in the Face Amount  must be at least $25,000;
(3) you must prove to us that the insured is insurable for any increase;
(4) the Contract must not be in default;
(5) you must pay an appropriate premium at the time of the increase;
(6) we must not be paying premiums into the Contract as a result of the insured’s total disability; and
(7) if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the re-calculated charges, values and limitations.  If the insured is not living on the effective date, the change will not take effect.  Currently, no transaction charge is being made in connection with an increase in the Face Amount.  However, we reserve the right to deny the increase if we change any of the bases on which benefits and charges are calculated for newly issued Contracts between the Contract Date and the date of your requested increase.
An increase in the Face Amount resulting in a total Face Amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a nonsmoker, which provides lower current cost of insurance rates.

Upon an increase in the Face Amount, we will re-calculate the Contract's Scheduled Premiums, deferred sales and transaction charges, tabular values, and monthly deductions from the Contract Fund.  Requests for increases received within six months after the most recent Contract Anniversary will be effective on your choice of the prior or the next Contract Anniversary and is limited only by applicable state law.  Requests for increases received more than six months after the most recent Contract Anniversary will be effective on the following anniversary.  A payment will be required on the date of increase, which will depend, in part, on the Contract Anniversary you select for the re-calculation.  We will tell you the amount of the required payment.  You should also note that an increase in the Face Amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.  Therefore, before increasing the Face Amount, you should consult your own tax adviser and a Prudential representative.

If the increase is approved, the new insurance will take effect once we receive the proper forms, any medical evidence necessary to underwrite the additional insurance, and any additional premium amount needed for the increase.

In order to determine the sales load that will be charged after the increase and upon any subsequent lapse or surrender, the Contract is treated like two separate Contracts.  A “base Contract” representing the Contract before the increase and an “incremental Contract” representing the increase viewed as a separate Contract.  At the time of the increase, a certain portion of the Contract Fund may be allocated to the incremental Contract as a prepayment of premiums for purposes of the sales load limit.  That portion is equal to the Guideline Annual Premium (“GAP”) of the incremental Contract divided by the GAP of the entire Contract after the increase.  Premium payments made after the increase are also allocated between the base Contract and the incremental Contract for purposes of the sales load limit.  A portion of each premium payment after the increase is allocated to the increase based on the GAP for the incremental Contract divided by the GAP for the entire Contract.  A monthly deduction equal to 0.5% of the primary annual premium for each part of the Contract (i.e., the base and incremental Contracts, respectively) will be made until each part of the Contract has been in-force for five years, although we reserve the right to continue to make this deduction thereafter.  Similarly, any amount of sales charges upon lapse or surrender, the application of the overall limitation upon sales load, and the contingent deferred sales load will be determined as if there were two separate Contracts rather than one.  Thus, a Contract Owner considering an increase in the Face Amount should be aware that such an increase will incur charges comparable to the purchase of a new Contract.

If you elect to increase the Face Amount of your Contract, you will receive a “free-look” right, which applies only to the increase in the Face Amount, not the entire Contract.  The “free-look” right is comparable to the right afforded to the purchaser of a new Contract.  You may exercise the “free-look” right within 45 days after execution of the application for the increase or within 10 days after you receive your Contract with the increase, whichever is later.  Some states allow a longer period of time during which a Contract may be returned for a refund.  See Canceling the Contract.  Charges deducted after the increase will be re-calculated as though no increase had been applied.

You may transfer the total amount attributable to the increase in the Face Amount from the Variable Investment Options or the Real Property Account to the Fixed Rate Option at any time within two years after an increase in the Face Amount.

Decreases in the Face Amount

You have the option of decreasing the Face Amount of insurance of the Contract without withdrawing any Cash Surrender Value.  If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least $10,000;
(2)	the Face Amount of insurance after the decrease must be at least equal to the minimum Face Amount of insurance applicable to your Contract; and
(3)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the decrease, we will send you new Contract Data pages showing the new Face Amount, tabular values, Scheduled Premiums, charges, values, and limitations.  A Contract is no longer eligible for the Select Rating if the Face Amount is reduced below $100,000.  Currently, a $15 transaction fee is deducted from the Contract Fund in connection with a decrease in the Face Amount of insurance.  We will also reduce your Contract Fund value by deducting a proportionate part of the contingent deferred sales and surrender charges, if any.

We may decline a decrease in the Face Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  See Tax Treatment of Contract Benefits.

It is important to note, however, that if the Face Amount is decreased there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  You should consult with your tax adviser and your Prudential representative before requesting any decrease in the Face Amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract, in whole or in part, for its Cash Surrender Value while the insured is living.  A partial surrender involves splitting the Contract into two Contracts.  One Contract is surrendered for its Cash Surrender Value; the other is continued in-force on the same terms as the original Contract except that premiums and Cash Surrender Values will be based on the new Face Amount.  You will be given a new Contract document.  The Cash Surrender Value and the guaranteed minimum Death Benefit of the new Contract will be proportionately reduced. The reduction is based upon the Face Amount of insurance.  The Face Amount of insurance must be at least equal to the minimum Face Amount applicable to the insured’s Contract.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.  For reduced paid-up Contracts, both the Death Benefit and the guaranteed minimum Death Benefit will be reduced.

To surrender your Contract, we may require you to deliver or mail the following items, in Good Order to a Service Office: the Contract, a signed request for surrender, and any tax withholding information required under federal or state law.  Generally, we will pay your Contract’s Cash Surrender Value within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  Surrender of all or part of a Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company.  Specifically, we require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer.  The new insurer should submit these documents directly to Prudential by sending them in Good Order to our Service Office.  Generally, we will pay your Contract’s cash surrender value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.

How a Contract’s Cash Surrender Value Will Vary

The Cash Surrender Value (taking into account the deferred sales and transaction charges, if any) will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at the Customer Value Service Center.  The Contract’s Cash Surrender Value on any date will be the Contract Fund less any deferred sales and transaction charges, if any, and less any Contract Debt.  The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the Variable Investment Option[s];
(2)	increases or decreases in the value of the Real Property Account, if that option has been selected;
(3)	interest credited on any amounts allocated to the Fixed Rate Option; and
(4)	the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES.  Upon request, we will tell you the Cash Surrender Value of your Contract.  It is possible that the Cash Surrender Value of a Contract could decline to zero because of unfavorable investment performance or outstanding Contract Debt, even if you continue to pay Scheduled Premiums when due.

Loans

You may borrow an amount up to the “loan value” of your Contract, using the Contract as the only security for the loan.  The loan value is equal to (1) 90% of an amount equal to the portion of the cash value attributable to the Variable Investment Options; plus (2) 100% of an amount equal to the portion of the cash value attributable to the Fixed Rate Option and to prior loan[s] supported by the Fixed Rate Option, minus the portion of any charges attributable to the Fixed Rate Option.  The minimum loan amount you may borrow at any one time is $200, unless the proceeds are used to pay premiums on your Contract.

If you request a loan you may choose one of two interest rates.  You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%.  Alternatively, you may elect a variable interest rate that changes from time to time.  You may switch from the fixed to variable interest loan provision, or vice-versa, with our consent.

If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate we determine at the start of each Contract Year (instead of at the fixed 5.5% rate).  This interest rate will not exceed the greatest of: (1) the “Published Monthly Average” for the calendar month ending two months before the calendar month of the Contract Anniversary; (2) 5%; or (3) the rate permitted by law in the state of issue of the Contract.  The “Published Monthly Average” means Moody's Corporate Bond Yield Average - Monthly Average Corporate, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2013 ranged from 4.07% to 4.95%.

Interest payments on any loan are due at the end of each Contract Year.  If interest is not paid when due, it is added to the principal amount of the loan.  The Contract Debt is the principal amount of all outstanding loans plus any interest accrued to date.  If at any time your Contract Debt exceeds the Contract Fund, we will notify you of its intent to terminate the Contract in 61 days, within which time you may pay enough to keep the Contract in-force.  If you send us a payment during the grace period and we receive it after a Monthly Date has occurred, we will credit interest to the Contract Fund from the date your Contract went into default to the date we received your payment, and then return to crediting interest on subsequent Monthly Dates. If the policy is terminated for excess Contract Debt, it cannot be reinstated.

When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options.  The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract.

•
While a fixed rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment options.

•
While a variable rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with a rate which is less than the variable loan interest rate for the Contract Year by no more than 1%, rather than with the actual rate of return of the applicable investment options.  Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract Year.  If a loan remains outstanding at a time when we fixed a new rate, the new interest rate applies as of the next Contract Anniversary.

A loan will not affect the amount of the premiums due.  If the Death Benefit becomes payable while a loan is outstanding, or should the Contract be surrendered, any Contract Debt will be deducted from the Death Benefit or the Cash Surrender Value otherwise payable.

A loan will have a permanent effect on a Contract's Cash Surrender Value and may have a permanent effect on the Death Benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining in those investment options.  The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited upon the amount of the loan balance while the loan is outstanding, the Contract values will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest.  Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.  If your repayment is received within 21 days of the Contract Anniversary, it will be applied first to the accrued interest, then to capitalized interest, with any remainder applied to the original loan principal.  Most repayments received prior to this time period will be applied first to capitalized interest, then to accrued interest, then to the original loan principal.

The amount of a loan repayment that is applied to the principal loan amount is first allocated based on the same proportion in which it was taken from the Fixed Rate Option and Variable Investment Options, including the Real Property Account.  The variable portion is then applied proportionately to the applicable Variable Investment Options, based on the balances in those options, at the time of the loan repayment.

If you fail to keep the Contract in-force, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income.  See Tax Treatment of Contract Benefits.

Withdrawals

You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions:

(a)	We must receive a request for the withdrawal in a form that meets our needs.
(b)
The Contract Fund after the withdrawal must not be less than the Tabular Contract Fund Value for the new Face Amount.  (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.)

(c)	The amount withdrawn may not be larger than an amount sufficient to reduce the Cash Surrender Value to zero.
(d)	The withdrawal amount must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.
(e)	The Face Amount after withdrawals must be at least equal to the minimum Face Amount shown in the Contract.
(f)	You may make no more than four withdrawals in each Contract Year.

There is a transaction fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount.  An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges.  Upon request, we will tell you how much you may withdraw.

Under a Form A Contract, the Face Amount of insurance is reduced by no more than the withdrawal amount.  We will not permit a withdrawal if it will result in a new Face Amount of less than the minimum Face Amount shown under List of Contract Minimums in your Contract Data pages.  If a withdrawal is made before the end of the 10th Contract Year, the Contract Fund may also be reduced by a proportionate amount of any surrender charges, based upon the percentage reduction in the Face Amount.  Form A Contract Owners who make a withdrawal will be sent replacement Contract pages showing the new Face Amount, Scheduled Premiums, maximum surrender charges, Tabular values, and monthly deductions.

It is important to note that, if the Face Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in the Face Amount, you should consult with your tax adviser and your Prudential representative.  See Tax Treatment of Contract Benefits.

Under a Form B Contract, the Cash Surrender Value and the Contract Fund value are reduced by the amount of the withdrawal, and the Death Benefit is reduced accordingly.  Neither the Face Amount of insurance nor the amount of Scheduled Premiums will change due to a withdrawal of excess Cash Surrender Value under a Form B Contract.  No surrender charges will be assessed for a withdrawal under a Form B Contract.  Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits.  If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default, even if Scheduled Premiums continue to be paid when due.  Withdrawal of part of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

If Scheduled Premiums are paid on or before each due date or received within 61 days after the Scheduled Premiums are due, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in-force even if the investment results of that Contract's Variable Investment Option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the next Monthly Date.  (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.)  This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default.  Should this happen, we will send the Contract Owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis.  This payment must be received in Good Order at the Payment Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse.  A Contract that lapses with an outstanding Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.  We reserve the right to change the requirements to reinstate a lapsed Contract.

Generally, for Contracts issued before September 1, 1988, a Contract that has lapsed may be reinstated within three years from the date of default unless the Contract has been surrendered for its Cash Surrender Value.  Please refer to your contract for exact dates.  For Contracts issued after September 1, 1988, a Contract that has lapsed may be reinstated within five years from the date of default unless the Contract has been surrendered for its Cash Surrender Value. To reinstate a lapsed Contract, we require a written request for reinstatement, renewed evidence of insurability, submission of certain payments due under the Contract, and that the Insured is living on the date the Contract is reinstated.

If a Contract does lapse, it may still provide some benefits.  Those benefits are described under Options on Lapse, below.

Options on Lapse

If your Contract does lapse, it will still provide some benefits.  You can receive the Cash Surrender Value by making a request of Prudential’s prior to the end of the 61 day grace period.  You may also choose one of the three options described below for which no further premiums are payable.

1.
Fixed Extended Term Insurance.  With two exceptions explained below, if you do not communicate at all with Prudential, life insurance coverage will continue for a length of time that depends on the Cash Surrender Value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract Debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured.  The insurance amount will be what it would have been on the date of default taking into account any Contract Debt on that date.  The amount will not change while the insurance stays in-force.  This benefit is known as extended term insurance.  If you request, we will tell you in writing how long the insurance will be in effect.  Extended term insurance has a Cash Surrender Value, but no loan value.

Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided.  In those cases, variable reduced paid-up insurance will be the automatic benefit provided on lapse.

2.
Variable Reduced Paid-Up Insurance.  Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured.  The initial insurance amount will depend upon the Cash Surrender Value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract Debt, if any), and the age and sex of the insured.  This will be a new guaranteed minimum Death Benefit.  Aside from this guarantee, the Cash Surrender Value and the amount of insurance will vary with investment performance in the same manner as the paid-up Contract described earlier.  Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts. See Loans.  Acquisition of reduced paid-up insurance may result in your Contract becoming a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

As explained above, variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds.  Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets Prudential’s needs, within three months of the date of default; it will be available to such Contract Owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.

3.
Fixed Reduced Paid-Up Insurance.  This insurance continues for the lifetime of the insured but at an insurance amount that is lower than that provided by fixed extended term insurance.  It will increase in amount only if dividends are paid and it will decrease only if you take a Contract loan.  Upon request, we will tell you what the amount of insurance will be.  Fixed paid-up insurance has a Cash Surrender Value and a loan value both of which will gradually increase in value.  It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised.  See Tax Treatment of Contract Benefits.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances.  It is based on current law and interpretations, which may change.  It does not cover state taxes or other taxes.  It is not intended as tax advice.  You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance.  The Contract must meet certain requirements to qualify as life insurance for tax purposes.  These requirements include certain definitional tests and rules for diversification of the Contract's investments.  For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

The Contract may not qualify as life insurance under federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Contract after the insured reaches age 100.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

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If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals.  For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

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The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the Face Amount of insurance is made (or a rider removed).  The addition of a rider or an increase in the Face Amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.     We will notify you if a premium or a change in the Face Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.  You should first consult a tax adviser and your Prudential representative if you are contemplating any of these steps.

•
If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of Prudential, to be considered the owner of the underlying assets.  Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Withholding.  You must affirmatively elect that no taxes be withheld from a pre-death distribution.  Otherwise, the taxable portion of any amounts you receive will be subject to withholding.  You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number.  You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations.  If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences.  If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied.  Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance.  If a business, rather than an individual, is the owner of the Contract, there are some additional rules.  Business Contract Owners generally cannot deduct premium payments.  Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995.  An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons.  The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.  The corporate alternative minimum tax also applies to business-owned life insurance.  This is an indirect tax on additions to the Contract Fund or Death Benefits received under business-owned life insurance policies.

For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis.  Life insurance Death Benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder.  Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

Tax-Qualified Pension Plans

You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code.  We issued such Contracts with a minimum Face Amount of $10,000, and with increases and decreases in the Face Amount in minimum increments of $10,000.  The monthly charge for anticipated mortality costs and the Scheduled Premiums is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity Contracts sold to tax-qualified pension plans.  We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan.  Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan.  Fixed reduced paid up insurance, variable reduced paid-up insurance, and payment of the Cash Surrender Value are the only options on lapse available for Contracts issued in connection with a tax-qualified pension plan.  See LAPSE AND REINSTATEMENT.  Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.

You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102.  Prusec serves as principal underwriter of the individual variable insurance Contracts issued by Prudential.  The Contract was sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law.  The Contract may have also been sold through other broker-dealers authorized by Prusec and applicable law to do so.  Prusec received gross distribution revenue for its variable life insurance products of $58,142,132 in 2013, $56,178,356 in 2012, and $60,952,205 in 2011.  Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,192,800 in 2013, $2,168,552 in 2012, and $2,477,021 in 2011.  Prusec offers the Contract on a continuous basis.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules.  The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.   Compensation is based on the scheduled premium.   The scheduled Premium will vary by Issue Age, sex, smoker/non smoker, substandard rating class, and any riders selected by the Contract Owner.

Broker-dealers will receive compensation of up to 105% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the first Scheduled Premium, and up to 8% on premiums received up to the next nine Scheduled Premiums.  Moreover, broker-dealers will receive compensation of up to 6% on premiums received to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.

If the Face Amount is increased, broker-dealers will receive compensation of up to 105% on premiums received up to the first Scheduled Premium for the increase received in the first 12 months following the effective date of the increase and up to 8% of premiums received up to the next nine Scheduled Premiums for the increase.  Moreover, broker-dealers will receive compensation of up to 6% on premiums received following the effective date of the increase to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates.

To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2013) that received payment or accrued a payment amount with respect to variable product business during 2013 may be found in the Statement of Additional Information.  The least amount paid or accrued and the greatest amount paid or accrued during 2013 were $1.96 to $3,967,703, respectively.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Separate Account.  Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

LEGAL PROCEEDINGS
Prudential is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of Prudential’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

 In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC. filed in the Circuit Court of Leon County, Florida, was served on Prudential. The complaint alleges that Prudential failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs.  In March 2013, Prudential filed a motion to dismiss the complaint.  In August 2013, the court dismissed the complaint with prejudice.  In September 2013, plaintiff filed an appeal with Florida’s Circuit Court of the Second Judicial Circuit in Leon County.

In September 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. Rel. John D. Perdue v. Prudential Insurance Company of America, in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of Prudential to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In October 2012, the State of West Virginia commenced a second action, State of West Virginia ex. Rel. John D. Perdue v. Pruco Life Insurance Company making the same allegations stated in the action against Prudential.  In April 2013, Prudential filed motions to dismiss the complaints in both of the West Virginia actions. In December 2013, the Court granted Prudential’s motions and dismissed the complaints with prejudice.  In January 2014, the State of West Virginia appealed the decisions.

In January 2012, a Global Resolution Agreement entered into by Prudential and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions.  Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made.  In February 2012, a Regulatory Settlement Agreement entered into by Prudential to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Prudential to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with Prudential.

Prudential is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York State Department of Financial Services (“NYDFS”) has requested that 172 life insurers (including Prudential) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of Prudential’s compliance with New York’s unclaimed property laws. In February 2012, the Massachusetts Office of the Attorney General requested information regarding Prudential’s unclaimed property procedures. In December 2013, this matter was closed without prejudice. In May 2013, Prudential entered into a settlement agreement with the Minnesota Department of Commerce, Insurance Division, which requires Prudential to take additional steps to identify deceased insureds and contract holders where a valid claim has not been made.

From July 2010 to December 2010, four purported nationwide class actions were filed challenging the use of retained asset accounts to settle death benefit claims of beneficiaries of a group life insurance contract owned by the United States Department of Veterans Affairs that covers the lives of members and veterans of the U.S. armed forces. In 2011, the cases were consolidated in the United States District Court for the District of Massachusetts by the Judicial Panel for Multi-District Litigation as  In re Prudential Insurance Company of America SGLI/VGLI Contract Litigation.  The consolidated complaint alleges that the use of the retained assets accounts that earn interest and are available to be withdrawn by the beneficiary, in whole or in part, at any time, to settle death benefit claims is in violation of federal law, and asserts claims of breach of contract, breaches of fiduciary duty and the duty of good faith and fair dealing, fraud and unjust enrichment and seeks compensatory and punitive damages, disgorgement of profits, equitable relief and pre and post-judgment interest. In March 2011, the motion to dismiss was denied. In January 2012, plaintiffs filed a motion to certify the class. In August 2012, the court denied plaintiffs’ class certification motion without prejudice pending the filing of summary judgment motions on the issue of whether plaintiffs sustained an actual injury. In October 2012, the parties filed motions for summary judgment. In November 2013, the Court issued a Memorandum and Order stating that the named plaintffs: (1) did not suffer a cognizable legal injury; (2) are not entitled to any damages based on allegations of delay in payment of benefits; and (3) are not entitled to disgorgement of profits as a remedy. The Court ordered further briefing on whether nominal damages should be awarded and whether any equitable relief should be granted. In February 2014, the parties filed briefs on the issues addressed in the Court’s order.

In September 2010, Huffman v. The Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, challenging the use of retained asset accounts in employee welfare benefit plans to settle death benefit claims as a violation of ERISA and seeking injunctive relief and disgorgement of profits. In July 2011, Prudential’s motion for judgment on the pleadings was denied. In February 2012, plaintiffs filed a motion to certify the class. In April 2012, the Court stayed the case pending the outcome of a case involving another insurer that is before the Third Circuit Court of Appeals.

In January 2011, a purported state-wide class action, Garcia v. The Prudential Insurance Company of America was dismissed by the Second Judicial District Court, Washoe County, Nevada. The complaint was brought on behalf of Nevada beneficiaries of individual life insurance policies for which, unless the beneficiaries elected another settlement method, death benefits were placed in retained asset accounts. The complaint alleges that by failing to disclose material information about the accounts, Prudential wrongfully delayed payment and improperly retained undisclosed profits, and seeks damages, injunctive relief, attorneys’ fees and pre and post-judgment interest. In February 2011, plaintiff appealed the dismissal to the Nevada Supreme Court. As previously reported, in December 2009, an earlier purported nationwide class action raising substantially similar allegations brought by the same plaintiff in the United States District Court for the District of New Jersey, Garcia v. Prudential Insurance Company of America, was dismissed. In December 2011, plaintiff appealed the dismissal. In January 2013, the Nevada Supreme Court affirmed the dismissal of the complaint. In May 2013, the time for the plaintiffs to appeal the dismissal expired.

In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in state court and removed to the United States District Court for the Southern District of Illinois. The complaint makes allegations under Illinois law, substantially similar to the Garcia cases, on behalf of a class of Illinois residents whose death benefit claims were settled by retained assets accounts. In March 2011, the complaint was amended to drop Prudential as a defendant and add Pruco Life Insurance Company as a defendant and is now captioned  Phillips v. Prudential Insurance and Pruco Life Insurance Company.  In November 2011, the complaint was dismissed. In December 2011, plaintiff appealed the dismissal. In May 2013, the United States Court of Appeals for the Seventh Circuit affirmed the dismissal of plaintiff’s putative class action complaint. In August 2013, plaintiff’s time to appeal the dismissal expired.

In February 2011, a fifth amended complaint was filed in the United States District Court for the District of New Jersey in Clark v. Prudential Insurance Company. The complaint brought on behalf of a purported class of California, Indiana, Ohio and Texas residents who purchased individual health insurance policies alleges that Prudential failed to disclose that it had ceased selling this type of policy in 1981 and that, as a result, premiums would increase significantly. The complaint alleges claims of fraudulent misrepresentation and omission, breach of the duty of good faith and fair dealing, and California’s Unfair Competition Law and seeks compensatory and punitive damages. The matter was originally filed in 2008 and certain of the claims in the first four complaints were dismissed. In February 2012, plaintiffs filed a motion for class certification. In July 2012, Prudential moved for summary judgment on certain of plaintiffs’ claims. In February 2013, the Court denied plaintiffs’ motion for class certification, granted the motion by Prudential for summary judgment against two of the named plaintiffs, and denied summary judgment against two other plaintiffs. In April 2013, the Court denied plaintiffs’ motions: (i) for reconsideration of the Court’s order denying class certification and granting Prudential partial summary judgment; and (ii) to alter or amend the order denying class certification by redefining the class and bifurcating liability and damages issues. In December 2013, the named plaintiffs agreed to a settlement within reserved amounts. In January 2014, the Court dismissed the complaint with prejudice.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential and the law firm of Leeds Morelli & Brown in New Jersey state court and in the New Jersey Superior Court, Essex County as  Lederman v. Prudential Financial, Inc., et al.  The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 235 claimants who are current and former Prudential employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County. Prudential participated in a court-ordered mediation that resulted in a settlement involving 193 of the remaining 235 plaintiffs. The amounts paid to the 193 plaintiffs were within existing reserves for this matter. In December 2013, Prudential participated in court-ordered mediation that resulted in a December 2013 settlement involving 40 of the remaining 42 plaintiffs with litigation against Prudential, including plaintiffs who had not yet appealed the dismissal of their claims. The amounts paid to the 40 plaintiffs were within existing reserves for this matter.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint sought back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim. Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that Prudential failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts. In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter. Subsequent amendments to the complaint resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws. In February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008 and moved for summary judgment on the federal overtime claims of the named plaintiffs.  In July 2010, plaintiffs filed a motion for class certification of the state law claims.  In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims.  In January 2013, the Court denied plaintiffs’ motion for class certification in its entirety.  In July 2013, the Court granted plaintiffs’ motion for reconsideration, permitting plaintiffs to file a motion to certify a class of employee insurance agents seeking recovery under state wage and hour laws. In September 2013, plaintiffs filed a renewed motion for class certification.

Since April 2012, Prudential has filed ten actions seeking to recover damages attributable to investments in residential mortgage-backed securities (“RMBS”). Eight actions were filed in New Jersey state court, captioned  The Prudential Insurance Company of America, et al. v. JP Morgan Chase, et al.; The Prudential Insurance Company of America, et al. v. Morgan Stanley, et al. ;  The Prudential Insurance Company of America, et al. v. Nomura Securities International, Inc., et al.; The Prudential Insurance Company of America, et al. v. Barclays Bank PLC, et al.; The Prudential Insurance Company of America, et al. v. Goldman Sachs & Company, et al.; The Prudential Insurance Company of America, et al. v. RBS Financial Products, Inc., et al.; The Prudential Insurance Company of America, et al. v. Countrywide Financial Corp., et al.;  and  The Prudential Insurance Company of America, et al. v. UBS Securities LLC. et al . Additionally, two actions were filed in the United States District Court for the District of New Jersey:  The Prudential Insurance Company of America v. Credit Suisse Securities (USA) LLC, et al. and The Prudential Insurance Company of America v. Bank of America National Association and Merrill Lynch & Co., Inc., et al . Among other allegations stemming from the defendants’ origination, underwriting and sales of RMBS, the complaints assert claims of common law fraud, negligent misrepresentation, breaches of the New Jersey Civil RICO statute, and, in some lawsuits, federal securities claims. The complaints seek unspecified damages.

Seven of the defendants (J.P. Morgan, Barclays, Nomura, RBS, Goldman Sachs, Countrywide, and UBS) removed the lawsuits from New Jersey state court to the United States District Court for the District of New Jersey. The Countrywide defendants also made an application to the Judicial Panel on Multi-District Litigation to transfer that case to the United States District Court for the Central District of California. In August 2013, that application was granted. Except for the Nomura and Goldman Sachs actions, Prudential filed motions to remand the lawsuits to New Jersey state court. The J.P. Morgan, Barclays, RBS and UBS lawsuits were subsequently remanded to New Jersey state court.

Each of the Goldman Sachs, Morgan Stanley, Nomura, Credit Suisse, Barclays, Bank of America/Merrill Lynch, J.P. Morgan, RBS and Countrywide defendants filed motions to dismiss the complaints against them. The motions to dismiss filed by  Goldman Sachs, J.P. Morgan, Morgan Stanley,  and Credit Suisse  have been denied, and the motions to dismiss filed by  Barclays, Bank of America/Merrill Lynch, Nomura,  RBS  and  Countrywide  are pending. In December 2013, the lawsuit against Goldman Sachs was settled.

Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Prudential’s financial position.

FINANCIAL STATEMENTS

Prudential's audited consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Prudential's ability to meet its obligations under the Contract.  The Account’s audited financial statements are available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household.  You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Prudential delivers this prospectus to Contract Owners that reside outside of the United States.

You may contact us for further information at the address and telephone number inside the front cover of this prospectus.  For service or questions about your Contract, please contact our Service Office at the phone number on the back cover, or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.

DEFINITIONS OF SPECIAL TERMS
USED IN THIS PROSPECTUS

Attained Age - The insured’s age on the Contract Date plus the number of Contract Years since then.

Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract.  It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charges.

Contract - The individual variable life insurance Contract described in this prospectus.

Contract Anniversary - The same date as the Contract Date in each later year.

Contract Date - The date the Contract is issued, as specified in the Contract.

Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount at any time credited to the Contract.  On any date, it is equal to the sum of the amounts in all Variable Investment Options, the Real Property Account, the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.

Contract Owner - You.  Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.

Death Benefit - The amount payable upon the death of the insured before the deduction of any outstanding Contract Debt.

Face Amount - The amount[s] of life insurance as shown in the Contract's schedule of Face Amounts, including any applicable increases.

Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 4%.  Also referred to in the Contract as “fixed investment option.”

Good Order - An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Issue Age - The insured's age as of the Contract Date.

Monthly Date - The Contract Date and the same date in each subsequent month.

Payment Office - The office at which we process premium payments, loan payments, and payments to bring your Contract out of default.  Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office.  For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office.  Where this Prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Contract out of default, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Payment Office.  There are two main exceptions: if the item is received at our Payment Office (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Portfolio/Variable Investment Options - These are terms that may be used interchangeably and represent the underlying investments held in the Separate Account which you may select for your Contract.

Scheduled Premiums - Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. If you make this payment on time, it may prevent your policy from lapsing due to unfavorable investment experience.

Separate Account - Amounts under the Contract that are allocated to the Funds held by us in a Separate Account called the Prudential Variable Appreciable Account (the "Account" or the "Registrant").  The Separate Account is set apart from all of the general assets of The Prudential Insurance Company of America.  Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Prudential conducts.

Service Office - The office at which we process allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests.  Correspondence with our Service Office should be sent to P.O. Box 7390, Philadelphia, Pennsylvania 18176.  Your correspondence will be picked up at this address and then delivered to our Service Office.  For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office.  Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number, fax number, or website if the item is a type we accept by those means.  There are two main exceptions: if the request is received (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Subaccount - An investment division of the Account, the assets of which are invested in the shares of the corresponding Portfolio of the Series Fund.

The Prudential Insurance Company of America - Prudential, us, we, our.  The company offering the Contract.

The Prudential Variable Contract Real Property Account - A separate account (the "Real Property Account") that consists of a portfolio of commercial and residential real properties.

Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Portfolios of the Series Fund are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

To Learn More About Prudential’s Variable Appreciable Life®

The Statement of Additional Information (SAI) is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 33-20000.  The SAI contains additional information about the Prudential Variable Appreciable Account.  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the The Prudential Variable Appreciable Life® SAI, material incorporated by reference, and other information about Prudential.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the SAI, personalized illustrations, without charge, or other documents.  You can also view the SAI located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us at:

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102

Investment Company Act of 1940, Registration No. 811-5466.

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

The Prudential’s Variable Appreciable Life Insurance
The Prudential Insurance Company of America

Variable Appreciable Life ®
Insurance Contracts

This Statement of Additional Information is not a prospectus.  Please review the Variable Appreciable Life® prospectus (the “prospectus”), which contains information concerning the Contracts described above.  You may obtain a copy of the prospectus without charge by calling us at 1-800-778-2255.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2014.

TABLE OF CONTENTS
Page
GENERAL INFORMATION AND HISTORY	1
Description of The Prudential Insurance Company of America	1
Control of The Prudential Insurance Company of America	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
Sales to Persons 14 Years of Age or Younger	3
How a Form A (Level) Contract's Death Benefit Will Vary	3
How a Form B (Variable) Contract's Death Benefit Will Vary	4
Paying Premiums by Payroll Deduction	4
Reports to Contract Owners	4

UNDERWRITING PROCEDURES	5

ADDITIONAL INFORMATION ABOUT CHARGES	5
Reduction of Charges for Concurrent Sales to Several Individuals	5

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	5

DISTRIBUTION AND COMPENSATION	5

EXPERTS	7

PERFORMANCE DATA	7
Average Annual Total Return	7
Non-Standard Total Return	8
Money Market Subaccount Yield	8

FINANCIAL STATEMENTS	8

GENERAL INFORMATION AND HISTORY

Description of The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”, “us”, “we”, or “our”) is a New Jersey stock life insurance company that has been doing business since October 13, 1875.  Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U. S. Virgin Islands, and in all states.

Control of The Prudential Insurance Company of America

Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company.  Prudential Financial exercises significant influence over the operations and capital structure of Prudential.  However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contract.  The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

State Regulation

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition.  It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our principal Executive Office.  As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Prudential furnishes Pruco Life and Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account.  As soon as the Pruco Life or Pruco Life of New Jersey death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks.

Open Solutions, Inc. is the Service Provider of the Prudential Alliance Account Settlement Option, a contractual obligation of The Prudential Insurance Company of America, located at 751 Broad Street, Newark, NJ 07102.  Draft clearing and processing support is provided by UMB Bank, N.A.  Alliance Account balances are not required by the Federal Deposit Insurance Corporation (FDIC).  Open Solutions Inc. and UMB Bank, N.A. are not Prudential Financial Companies.

On June 30, 2011, Regulus Group, LLC ("Regulus"), a billing and payment services provider for Prudential, Pruco Life Insurance Company ("Pruco Life"), and Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), was acquired by Columbus Acquisition Corporation which is a subsidiary of Cerberus Capital Management, L.P.  In connection with this acquisition and subsequent rebranding initiative, Regulus is renamed as TransCentra, Inc. ("TransCentra") effective as of December 22, 2011.  Regulus began performing administrative services for Prudential in 2009 under a temporary arrangement with Prudential and First Tennessee Bank National Association (“First Express”), which had been previously supplying such services.  The services provided and the administrative Agreement between Prudential and Regulus, dated December 23, 2010 (“Agreement”), is unaffected by the Regulus acquisition.   On August 16, 2013, Prudential and Regulus amended the Agreement to update remittance processing requirements in support of Prudential’s Rule 22c1 compliance and related quarterly attestation by Regulus.  Regulus received $1,857,429 in 2013, $2,043,400 in 2012, and $2,249,075 in 2011 from Prudential for services rendered.  TransCentra's principal business address is 4855 Peachtree Industrial Blvd, STE 245, Norcross, GA 30092.

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INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium in Good Order.

Upon receipt of a request for life insurance from a prospective Contract Owner, we will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable.  The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made.  A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement.  Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement.  This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date we determine the proposed insured’s Issue Age.  It represents the first day of the Contract Year and the commencement of the suicide and contestable periods for purposes of the initial Face Amount of insurance.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract Date.  If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above.  Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was received in Good Order.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date it is received in Good Order.

There is one principal variation from the foregoing procedure.  If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.

In situations where the Contract Date precedes the date that the minimum initial premium is received in Good Order, charges due prior to the initial premium receipt date will be deducted from the initial premium.

2

ADDITIONAL INFORMATION ABOUT
OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females.  Thus, premiums and benefits differ under Contracts issued on males and females of the same age.  However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female.  In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Sales to Persons 14 Years of Age or Younger

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the Face Amount of insurance will automatically be increased on the Contract Anniversary after the insured's 21st birthday to 150% of the initial Face Amount, so long as the Contract is not then in default.  The Death Benefit will also usually increase, at the same time, by the same dollar amount.  In certain circumstances, however, it may increase by a smaller amount.  See How a Form A (Level) Contract's Death Benefit Will Vary, and How a Form B (Variable) Contract’s Death Benefit Will Vary, below.  This increase in Death Benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract.  The automatic increase in the Face Amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract.  A Contract Owner should consult with a Prudential representative before making unscheduled premium payments.

How a Form A (Level) Contract's Death Benefit Will Vary

There are two forms of the Contract, Form A and Form B.  The Death Benefit under a Form B Contract varies with investment performance while the Death Benefit under a Form A Contract does not, unless it must be increased to satisfy tax requirements.

Under a Form A Contract, the guaranteed minimum Death Benefit is equal to the Face Amount of insurance.  However, should the Death Benefit become payable while a Contract loan is outstanding, the debt will be deducted from the Death Benefit.  If the Contract is kept in-force for several years and if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.  Thus, the Death Benefit under a Form A Contract will always be the greater of:

(1)	the guaranteed minimum Death Benefit; and

(2)	the Contract Fund divided by the “net single premium” per $1 of Death Benefit at the insured's Attained Age on that date.

The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  The net single premium is used only in the calculation of the Death Benefit, not for premium payment purposes.  The following is a table of illustrative net single premiums for $1 of Death Benefit under Contracts issued on insureds in the preferred rating class.

Male Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund	Female Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund
5 25 35 55 65	.09151 .17000 .23700 .45209 .59468	$10.93 $ 5.88 $ 4.22 $ 2.21 $ 1.68	5 25 35 55 65	.07919 .15112 .21127 .40090 .53639	$12.63 $ 6.62 $ 4.73 $ 2.49 $ 1.86

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Whenever the Death Benefit is determined in this way, Prudential reserves the right to limit unScheduled Premiums to a total of $10,000 in any Contract Year and to refuse to accept premium payments that would immediately result in more than a dollar-for-dollar increase in the Death Benefit.

How a Form B (Variable) Contract's Death Benefit Will Vary

Under a Form B Contract, the Death Benefit will vary with investment experience.  Assuming no withdrawals, the Death Benefit will be equal to the Face Amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract (subject to an exception described below under which the Death Benefit is higher).  Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract.  The Tabular Contract Fund Value for each Contract Year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1)	you paid only Scheduled Premiums;
(2)	you paid Scheduled Premiums when due;
(3)	your selected investment options earned a net return at a uniform rate of 4% per year;
(4)	we deducted full mortality charges based upon the 1980 CSO Table;
(5)	we deducted maximum sales load and expense charges; and
(6)	there was no Contract Debt.

Thus, under a Form B Contract with no withdrawals, the Death Benefit will equal the Face Amount if the Contract Fund equals the Tabular Contract Fund Value.  If the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the Death Benefit will be the Face Amount plus that excess amount.  This may happen if:

(1)	investment results are greater than a 4% net return;
(2)	payments are made that are more than the Scheduled Premiums; or
(3)	smaller than maximum charges are assessed.

The Death Benefit under a Form B Contract will not fall below the initial Face Amount stated in the Contract if, due to investment results less favorable than a 4% net return, the Contract Fund value is less than the Tabular Contract Fund Value.  Any unfavorable investment experience must first be offset by favorable performance or additional payments that bring the Contract Fund up to the Tabular level before favorable investment results or additional payments will increase the Death Benefit.  Again, the Death Benefit will reflect a deduction for the amount of any Contract Debt.

As is the case under a Form A Contract, the Contract Fund of a Form B Contract could grow to the point where it is necessary to increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.  Thus, the Death Benefit under a Form B Contract will always be the greater of:

(1)	the Face Amount plus the Contract Fund minus the Tabular Contract Fund Value;
(2)	the guaranteed minimum Death Benefit; and
(3)	the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date.

You may also increase or decrease the Face Amount of your Contract, subject to certain conditions.

Paying Premiums by Payroll Deduction

In addition to the annual, semi-annual, quarterly and monthly premium payment modes, a payroll budget method of paying premiums may also be available under certain Contracts.  The employer generally deducts the necessary amounts from employee paychecks and sends premium payments to Prudential monthly.  Some Contracts sold using the payroll budget method may be eligible for a guaranteed issue program under which the initial minimum Death Benefit is $25,000 and the Contracts are based on unisex mortality tables.  Any Prudential representative authorized to sell this Contract can provide further details concerning the payroll budget method of paying premiums.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract.  This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

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You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the Portfolios and the investments held in each Portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process.  When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process.  A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process.  The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk.  We will issue the Contract when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CHARGES

Reduction of Charges for Concurrent Sales to Several Individuals

Prudential may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses.  Prudential determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:

(1)	the number of individuals;
(2)	the total amount of premium payments expected to be received from these Contracts;
(3)	the nature of the association between these individuals, and the expected persistency of the individual Contracts;
(4)	the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and
(5)	any other circumstances which Prudential believes to be relevant in determining whether reduced sales or administrative expenses may be expected.

Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Prudential on a uniform basis.  Prudential's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract Owners.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you.  Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options.  In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the Face Amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates.  To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

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Prudential makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives.  The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2012) that received payment or accrued a payment amount with respect to variable product business during 2012.  The least amount paid or accrued and the greatest amount paid or accrued during 2013 were $1.96 to $3,967,703, respectively.

Name of Firms:

1st Global Capital Corp; 3 Mark Equities Inc; Allied Beacon Partners Inc; Allstate Financial Services LLC; American Equity Investment Corporation; American Independent Securities Group LLC; American Investors Co; American Portfolios Financial Services Inc; Ameriprise Financial Services; Ameritas Investment Corp; AON Consulting Inc; Arlington Securities Inc; Arvest Investments, Inc; Askar Corporation; Associated Securities Corp; Ausdal Financial Partners Inc; AXA Network LLC; BB&T Investments Services Inc; BBVA Compass Investment Solutions Inc; BCG Securities Inc; Beaconsfield Financial Service; Benefit Funding Services LLC; Berthel Fisher & Company Financial Services Inc.; BG Worldwide Securities; Broker Dealer Financial Services Corporation; Brokers International Financial Services; Cadaret Grant & Co Inc; Cambridge Investment Research; Capital Financial Services Inc; Capital Investment Group Inc; Capital Management Systems LLC; Capital Synergy Partners Inc; CBIZ Financial Solutions Inc; CCO Investment Services Corp; Centara Capital Securities Inc; Centaurus Financial Inc; Centerre Capital LLC; Cetera Advisor Networks LLC; Cetera Advisors, LLC; Cetera Financial Specialists, LLC; Cetera Investment Services LLC; CFD Investments Inc; Citigroup Global Markets Inc; Clark Securities Inc; Client One Securities LLC; CMS Investment Resources Inc; Comerica Securities Inc; Commonwealth Financial Network; Comprehensive Asset Management & Services; Coordinated Capital Securities; Country Capital Management Company; CPS Financial & Insurance Services Inc; Crown Capital Securities LP; Curtis Securities LLC; Cuso Financial Services Inc; Cutter & Company Brokerage Inc; Delta Trust Investment Inc; Dempsey Financial Network Inc; Dewaay Financial Network, LLC; Edward Jones & Company LP; Edwin C Blitz Investments Inc; Enterprise Securities Company; Equity Services Inc; Essex Financial Services Inc; Executive Services Securities; Farmers Financial Solutions; FBL Marketing Services LLC; Fifth Third Securities Inc; Financial Network Investment Corporation; Financial Telesis Inc; Financial West Group; Fintegra LLC; First Allied Securities Inc; First Asset Financial Inc; First Brokerage America LLC; First Dakota Inc; First Heartland Capital Inc; First State Financial Mgmt Inc; FNBB Capital Markets LLC; Foothill Securities Inc; Fortune Securities Inc; Founders Financial Securities; FSC Securities; GA Financial Inc; Geneos Wealth Management Inc; Genworth Financial Securities; Girard Securities Inc; Global Link Securities Inc; GWN Securities Inc; H Beck Inc; H&R Block Financial Advisors INC; Hancock Securities Group LLC; Hantz Financial Services, Inc.; Harbor Financial Services LLC; Harbour Investments Inc; HD Vest Investment Securities Inc; Herndon Plant Oakley Limited; Horan Securities Inc; Hornor Townsend & Kent; Huntington Investment Company; Huntleigh Securities Corp; IMS Securities Inc; Independent Financial Group Inc; ING Financial Partners; Interlink Securities Corp; Intervest International Equities; Invest Financial Corporation; Investacorp Inc.; Investment Center Inc;  Investment Centers Of America; Investment Professionals Inc; Investors Capital Corporation; Investors Security Company Inc; J J B Hilliard W L Lyons LLC; J P Turner & Company LLC; J W Cole Financial Inc; J.P. Morgan Securities LLC; Janney Montgomery Scott LLC; KCD Financial Inc; KCG Securities LLC; Key West Investments Llc; KFG Enterprises Inc; KMS Financial Services; Kovack Securities Inc; L M Kohn & Co; La Salle Street Securities Inc; Larson Financial Group LLC; Leaders Group Inc; Legend Equities Corp; Lifemark Securities Corp; Lincoln Financial Advisors Corp; Lincoln Financial Sec Corp; Lincoln Investment Planning Inc; LPL Financial Corporation; Lsy Inc Dba American Investors; M Financial Securities; M Holdings Securities Inc; M&T Securities Inc; MAFG Ria Services Inc; Marsh Executive Benefits Inc; Marsh Insurance & Investments; Mercap Securities LLC; Meridien Financial Group Inc; Merrill Lynch Pierce Fenner & Smith Inc; Metlife Securities Inc; MFAS Corp; Mid Atlantic Capital Corporation; Midamerica Financial Services; MMC Securities Corp; MML Investors Services Inc; Money Concepts Capital Corp; Montage Securities LLC; Morgan Keegan & Co Inc; Morgan Stanley Smith Barney LLC; MTL Equity Products Inc; Multi Financial Sec Corp; Mutual Service Corporation; Mutual Trust Company Of America Securities; MWA Financial Services Inc; National Planning Corp; Network Agency Inc; New England Securities; Newport Group Securities Inc; Next Financial Group; NFP Securities Inc; Northland Securities Inc; Northwestern Mutual Invest Services; NPB Financial Group LLC; NyLife

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Securities LLC; OBS Brokerage Services Inc; One America Securities Inc; Oppenheimer & Co., Inc.; Packerland Brokerage Services; Park Avenue Securities; PJ Robb Variable Corp; Planmember Securities Corp; Preferred Product Network Inc; Primevest Financial Services; Princor Financial Services Corporation; Proequities Inc; Prospera Financial Services; Purshe Kaplan Sterling Invest; Quest Capital Strategies Inc; Questar Capital Corporation; RA Bench; Rampart Financial Services Inc; Raymond James & Associates Inc; RBC Capital Markets Corporation; Resource Horizons Group Llc; Robert W Baird & Co Inc; Royal Alliance Associates Inc; Rydex Distributors Inc; Sagepoint Financial Inc; Sammons Securities Co LLC; Sanders Morris Harris, Inc.; SCF Securities Inc; Securian Financial Svs Inc; Securities America Inc; Securities Service Network Inc; Sigma Financial Corp; Signal Securities Inc; Signator Financial Services Inc; SII Investments Inc; Smith Brown & Groover Inc; Sorrento Pacific Financial LLC; Spire Securities, LLC; Ssi Equity Services Inc; St Bernard Financial Services; Stanley Laman Group Securities; Stephens Inc; Sterne Agee Financial Services; Stifel Nicholaus & Co Inc; Summit Brokerage Services, Inc; Summit Equities Inc; Sunset Financial Services Inc; SWS Financial Services Inc; Syndicated Capital Inc; TFS Securities Inc; The On Equity Sales Company; The Strategic Financial Alliance Inc; Thoroughbred Financial Services LLC; Tower Square Securities Inc; Trading Services Corp; Transamerica Financial Advisor Inc; Triad Advisors Inc; Trustmont Financial Group Inc; UBS Financial Services; United Planners Financial Services; Univest Insurance Inc; US Bancorp Investments Inc; USA Financial Securities Corp; USI Securities Inc; Uvest Investment Services Inc; Valic Financial Advisors, Inc.; Valmark Securities Inc; VFIC Securities Inc; VSR Financial Services Inc; W S Griffith Sec Inc; Waddell & Reed Inc; Wall Street Financial Group Inc; Walnut Street Securities Inc; Wells Fargo Advisors; Western Equity Group Inc; Western International Securities Inc; Wilbanks Securities Inc; Windham Financial Services Inc; Woodbury Fin Services Inc; World Capital Brokerage Inc; World Equity Group Inc; Worth Financial Group Inc; WRP Investments Inc.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and the financial statements of The Prudential Variable Appreciable Account as of December 31, 2013, and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Michael LeBoeuf, FSA, MAAA, Vice President and Actuary of Prudential.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”).  Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time.  The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period.  This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made.  Premium taxes are not included in the term “charges” for purposes of this calculation.  Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

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Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method.  The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”).  Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns.  Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund as if Prudential’s Variable Appreciable Life® had been investing in that Subaccount during a specified period.  Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with Prudential’s Variable Appreciable Life® are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the Subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.  The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis.  Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential and its subsidiaries, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.

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FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$130,329,646	$240,701,978	$1,749,470,682	$1,340,336,471	$1,073,257,488

Net Assets	$130,329,646	$240,701,978	$1,749,470,682	$1,340,336,471	$1,073,257,488

NET ASSETS, representing:
Accumulation units	$130,329,646	$240,701,978	$1,749,470,682	$1,340,336,471	$1,073,257,488

	$130,329,646	$240,701,978	$1,749,470,682	$1,340,336,471	$1,073,257,488

Units outstanding	63,902,949	48,979,250	195,568,033	213,968,589	207,551,106

Portfolio shares held	13,032,965	21,862,123	48,854,250	62,779,226	52,024,115
Portfolio net asset value per share	$10.00	$11.01	$35.81	$21.35	$20.63
Investment in portfolio shares, at cost	$130,332,476	$237,280,216	$1,075,590,509	$984,857,495	$745,796,725

STATEMENTS OF OPERATIONS For the year ended December 31, 2013
	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013
INVESTMENT INCOME
Dividend income	$2,135	$9,937,673	$0	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	916,069	1,824,017	11,384,648	9,452,634	7,705,152

NET INVESTMENT INCOME (LOSS)	(913,934)	8,113,656	(11,384,648)	(9,452,634)	(7,705,152)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	7,082,447	0	0	0
Realized gain (loss) on shares redeemed	0	(645,582)	14,047,094	7,252,149	10,902,885
Net change in unrealized gain (loss) on investments	0	(18,280,669)	433,960,733	221,631,095	141,751,771

NET GAIN (LOSS) ON INVESTMENTS	0	(11,843,804)	448,007,827	228,883,244	152,654,656

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(913,934)	$(3,730,148)	$436,623,179	$219,430,610	$144,949,504

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio

$156,290,621	$1,348,059,050	$663,515,822	$477,572,082	$373,319,218	$100,914,433	$633,055,173	$397,224,904

$156,290,621	$1,348,059,050	$663,515,822	$477,572,082	$373,319,218	$100,914,433	$633,055,173	$397,224,904

$156,290,621	$1,348,059,050	$663,515,822	$477,572,082	$373,319,218	$100,914,433	$633,055,173	$397,224,904

$156,290,621	$1,348,059,050	$663,515,822	$477,572,082	$373,319,218	$100,914,433	$633,055,173	$397,224,904

29,882,085	145,836,900	66,899,515	25,485,689	118,832,390	25,717,447	140,932,272	60,426,969

29,544,541	28,669,907	27,589,015	12,806,975	14,986,721	8,930,481	17,040,516	15,184,438
$5.29	$47.02	$24.05	$37.29	$24.91	$11.30	$37.15	$26.16
$145,669,614	$613,382,805	$452,215,653	$257,775,850	$243,698,029	$101,484,517	$318,941,276	$214,999,954

SUBACCOUNTS (Continued)
Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio
01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013

$9,852,138	$0	$0	$0	$0	$1,884,208	$0	$0

1,127,960	8,395,519	4,279,645	3,423,129	2,271,911	769,227	3,830,439	2,394,863

8,724,178	(8,395,519)	(4,279,645)	(3,423,129)	(2,271,911)	1,114,981	(3,830,439)	(2,394,863)

0	0	0	0	0	3,248,334	0	0
(1,014,085)	12,302,728	2,756,607	4,020,016	1,165,503	(145,474)	4,550,759	2,832,469
2,021,377	320,835,819	165,723,511	41,947,412	80,089,137	(7,499,458)	171,643,888	114,407,210

1,007,292	333,138,547	168,480,118	45,967,428	81,254,640	(4,396,598)	176,194,647	117,239,679

$9,731,470	$324,743,028	$164,200,473	$42,544,299	$78,982,729	$(3,281,617)	$172,364,208	$114,844,816

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

	SUBACCOUNTS
	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio – Institutional Shares	MFS® Growth Series – Initial Class	VP Value Fund	Prudential SP Small Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,435,555	$9,564,148	$3,728,817	$2,921,104	$4,098,540

Net Assets	$1,435,555	$9,564,148	$3,728,817	$2,921,104	$4,098,540

NET ASSETS, representing:
Accumulation units	$1,435,555	$9,564,148	$3,728,817	$2,921,104	$4,098,540

	$1,435,555	$9,564,148	$3,728,817	$2,921,104	$4,098,540

Units outstanding	874,906	4,177,451	1,331,906	909,599	1,743,519

Portfolio shares held	91,320	279,653	95,439	345,693	217,660
Portfolio net asset value per share	$15.72	$34.20	$39.07	$8.45	$18.83
Investment in portfolio shares, at cost	$929,844	$5,153,331	$1,484,476	$1,921,381	$1,988,514

STATEMENTS OF OPERATIONS For the year ended December 31, 2013
	SUBACCOUNTS
	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio – Institutional Shares	MFS® Growth Series – Initial Class	VP Value Fund	Prudential SP Small Cap Value Portfolio
	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013
INVESTMENT INCOME
Dividend income	$11,791	$67,716	$7,535	$44,457	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	8,037	51,408	19,267	16,150	31,807

NET INVESTMENT INCOME (LOSS)	3,754	16,308	(11,732)	28,307	(31,807)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	23,868	0	0
Realized gain (loss) on shares redeemed	4,468	135,088	52,038	28,147	94,720
Net change in unrealized gain (loss) on investments	162,130	2,090,668	938,203	662,540	1,060,173

NET GAIN (LOSS) ON INVESTMENTS	166,598	2,225,756	1,014,109	690,687	1,154,893

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$170,352	$2,242,064	$1,002,377	$718,994	$1,123,086

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
Janus Aspen Janus Portfolio – Service Shares	Prudential SP Prudential U.S. Emerging Growth Portfolio	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio

$211,763	$1,267,840	$2,820,156	$1,277,644	$192,937	$853,640	$412,677	$404,809

$211,763	$1,267,840	$2,820,156	$1,277,644	$192,937	$853,640	$412,677	$404,809

$211,763	$1,267,840	$2,820,156	$1,277,644	$192,937	$853,640	$412,677	$404,809

$211,763	$1,267,840	$2,820,156	$1,277,644	$192,937	$853,640	$412,677	$404,809

121,795	417,805	1,524,190	662,290	13,919	48,154	33,073	22,531

6,276	117,067	447,644	160,710	6,612	41,419	20,779	13,216
$33.74	$10.83	$6.30	$7.95	$29.18	$20.61	$19.86	$30.63
$96,593	$686,631	$1,786,976	$820,431	$106,249	$543,566	$199,326	$196,445

SUBACCOUNTS (Continued)
Janus Aspen Janus Portfolio – Service Shares	Prudential SP Prudential U.S. Emerging Growth Portfolio	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio
01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013

$1,532	$0	$0	$0	$0	$0	$0	$0

1,974	10,719	25,890	10,404	1,243	4,380	3,556	3,675

(442)	(10,719)	(25,890)	(10,404)	(1,243)	(4,380)	(3,556)	(3,675)

0	0	0	0	0	0	0	0
24,930	68,224	25,768	99,458	2,260	5,405	95,248	129,081
29,266	262,302	461,368	121,181	49,250	209,906	48,542	6,249

54,196	330,526	487,136	220,639	51,510	215,311	143,790	135,330

$53,754	$319,807	$461,246	$210,235	$50,267	$210,931	$140,234	$131,655

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

	SUBACCOUNTS
	AST PIMCO Total Return Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio
ASSETS
Investment in the portfolios, at fair value	$5,489,256	$1,526,557	$1,434,116	$474,853	$1,297,824

Net Assets	$5,489,256	$1,526,557	$1,434,116	$474,853	$1,297,824

NET ASSETS, representing:
Accumulation units	$5,489,256	$1,526,557	$1,434,116	$474,853	$1,297,824

	$5,489,256	$1,526,557	$1,434,116	$474,853	$1,297,824

Units outstanding	479,905	104,575	99,704	36,240	115,265

Portfolio shares held	446,644	127,319	103,921	36,083	113,347
Portfolio net asset value per share	$12.29	$11.99	$13.80	$13.16	$11.45
Investment in portfolio shares, at cost	$5,239,286	$1,030,283	$1,054,204	$390,317	$1,132,983

STATEMENTS OF OPERATIONS For the year ended December 31, 2013
	SUBACCOUNTS
	AST PIMCO Total Return Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio
	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013
INVESTMENT INCOME
Dividend income	$0	$0	$0	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	50,252	12,368	10,678	3,589	10,185

NET INVESTMENT INCOME (LOSS)	(50,252)	(12,368)	(10,678)	(3,589)	(10,185)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	12,277	12,120	10,613	9,352	10,369
Net change in unrealized gain (loss) on investments	(118,826)	250,356	205,374	33,798	121,848

NET GAIN (LOSS) ON INVESTMENTS	(106,549)	262,476	215,987	43,150	132,217

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(156,801)	$250,108	$205,309	$39,561	$122,032

The accompanying notes are an integral part of these financial statements.

A5

[THIS PAGE INTENTIONALLY LEFT BLANK]

A6

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio		Prudential Equity Portfolio
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$(913,934)	$(946,817)	$8,113,656	$9,335,069	$(11,384,648)	$(1,907,678)
Capital gains distributions received	0	0	7,082,447	11,004,191	0	0
Realized gain (loss) on shares redeemed	0	0	(645,582)	(32,083)	14,047,094	1,590,816
Net change in unrealized gain (loss) on investments	0	0	(18,280,669)	3,445,232	433,960,733	161,059,708

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(913,934)	(946,817)	(3,730,148)	23,752,409	436,623,179	160,742,846

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,295,054	9,897,381	12,125,574	12,327,376	77,926,615	83,323,798
Policy loans	(2,794,656)	(2,977,995)	(3,839,007)	(4,496,358)	(32,199,163)	(30,393,459)
Policy loan repayments and interest	3,839,512	4,034,875	3,939,558	4,273,633	30,370,526	29,340,892
Surrenders, withdrawals and death benefits	(13,808,263)	(14,455,151)	(9,646,250)	(11,966,388)	(60,287,109)	(63,340,762)
Net transfers between other subaccounts or fixed rate option	7,129,852	539,614	(10,792,966)	5,303,974	(21,174,453)	(22,747,456)
Other charges	(5,055,069)	(5,633,046)	(7,656,470)	(8,688,572)	(49,603,424)	(52,707,451)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,393,570)	(8,594,322)	(15,869,561)	(3,246,335)	(54,967,008)	(56,524,438)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,307,504)	(9,541,139)	(19,599,709)	20,506,074	381,656,171	104,218,408

NET ASSETS
Beginning of period	132,637,150	142,178,289	260,301,687	239,795,613	1,367,814,511	1,263,596,103

End of period	$130,329,646	$132,637,150	$240,701,978	$260,301,687	$1,749,470,682	$1,367,814,511

Beginning units	64,572,343	68,693,524	52,202,135	52,823,263	202,691,571	211,479,608

Units issued	16,691,322	15,237,023	4,417,734	7,097,350	14,471,738	17,634,505
Units redeemed	(17,360,716)	(19,358,204)	(7,640,619)	(7,718,478)	(21,595,276)	(26,422,542)

Ending units	63,902,949	64,572,343	48,979,250	52,202,135	195,568,033	202,691,571

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio		Prudential High Yield Bond Portfolio		Prudential Stock Index Portfolio
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$(9,452,634)	$13,156,438	$(7,705,152)	$12,566,376	$8,724,178	$9,062,246	$(8,395,519)	$10,355,440
0	0	0	0	0	0	0	3,102,134
7,252,149	1,800,038	10,902,885	4,442,639	(1,014,085)	(1,720,791)	12,302,728	3,294,488
221,631,095	116,449,079	141,751,771	76,570,444	2,021,377	11,002,494	320,835,819	124,211,340

219,430,610	131,405,555	144,949,504	93,579,459	9,731,470	18,343,949	324,743,028	140,963,402

62,697,652	66,474,145	50,086,022	53,172,718	6,689,919	6,922,333	45,537,654	48,118,717
(22,861,852)	(22,401,785)	(16,603,375)	(15,828,833)	(2,653,585)	(2,804,999)	(19,471,822)	(18,035,179)
22,568,078	21,690,407	15,737,728	15,564,751	2,805,363	2,949,811	17,676,512	16,531,435
(43,047,292)	(44,322,691)	(33,970,090)	(34,911,956)	(5,760,096)	(7,208,031)	(37,221,243)	(36,749,977)
(14,688,075)	(11,957,448)	(20,814,734)	(19,641,281)	(3,283,035)	4,440,665	(17,452,309)	(14,246,040)
(41,314,436)	(44,363,130)	(32,920,934)	(35,929,122)	(4,523,788)	(4,959,670)	(29,130,262)	(30,385,109)

(36,645,925)	(34,880,502)	(38,485,383)	(37,573,723)	(6,725,222)	(659,891)	(40,061,470)	(34,766,153)

182,784,685	96,525,053	106,464,121	56,005,736	3,006,248	17,684,058	284,681,558	106,197,249

1,157,551,786	1,061,026,733	966,793,367	910,787,631	153,284,373	135,600,315	1,063,377,492	957,180,243

$1,340,336,471	$1,157,551,786	$1,073,257,488	$966,793,367	$156,290,621	$153,284,373	$1,348,059,050	$1,063,377,492

220,400,931	227,327,072	215,516,901	224,119,424	31,585,307	31,780,289	150,952,314	156,095,882

16,066,108	18,535,679	15,389,106	17,335,189	3,235,077	4,026,107	9,290,178	11,704,749
(22,498,450)	(25,461,820)	(23,354,901)	(25,937,712)	(4,938,299)	(4,221,089)	(14,405,592)	(16,848,317)

213,968,589	220,400,931	207,551,106	215,516,901	29,882,085	31,585,307	145,836,900	150,952,314

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	Prudential Value Portfolio		Prudential Natural Resources Portfolio		Prudential Global Portfolio
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$(4,279,645)	$1,303,648	$(3,423,129)	$(1,325,873)	$(2,271,911)	$2,696,824
Capital gains distributions received	0	0	0	40,070,745	0	0
Realized gain (loss) on shares redeemed	2,756,607	(4,341,358)	4,020,016	(1,699,588)	1,165,503	(1,967,075)
Net change in unrealized gain (loss) on investments	165,723,511	67,970,162	41,947,412	(53,304,638)	80,089,137	43,657,248

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	164,200,473	64,932,452	42,544,299	(16,259,354)	78,982,729	44,386,997

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	26,314,880	28,360,646	14,936,916	16,518,813	13,993,673	14,965,060
Policy loans	(11,376,025)	(10,704,676)	(9,857,508)	(11,338,797)	(5,611,476)	(5,250,951)
Policy loan repayments and interest	11,034,628	10,892,469	9,825,953	10,402,313	5,426,293	5,328,399
Surrenders, withdrawals and death benefits	(23,777,461)	(25,128,865)	(19,119,614)	(23,548,573)	(11,197,048)	(13,497,636)
Net transfers between other subaccounts or fixed rate option	(4,291,594)	(13,366,516)	(20,219,076)	(22,691,352)	(1,734,416)	(5,876,971)
Other charges	(17,199,783)	(17,795,029)	(11,013,140)	(13,331,943)	(8,197,166)	(8,572,813)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(19,295,355)	(27,741,971)	(35,446,469)	(43,989,539)	(7,320,140)	(12,904,912)

TOTAL INCREASE (DECREASE) IN NET ASSETS	144,905,118	37,190,481	7,097,830	(60,248,893)	71,662,589	31,482,085

NET ASSETS
Beginning of period	518,610,704	481,420,223	470,474,252	530,723,145	301,656,629	270,174,544

End of period	$663,515,822	$518,610,704	$477,572,082	$470,474,252	$373,319,218	$301,656,629

Beginning units	69,020,735	72,999,300	27,457,437	29,977,574	121,374,733	126,873,312

Units issued	5,491,559	5,869,374	1,722,184	2,073,503	9,699,714	9,811,534
Units redeemed	(7,612,779)	(9,847,939)	(3,693,932)	(4,593,640)	(12,242,057)	(15,310,113)

Ending units	66,899,515	69,020,735	25,485,689	27,457,437	118,832,390	121,374,733

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
Prudential Government Income Portfolio		Prudential Jennison Portfolio		Prudential Small Capitalization Stock Portfolio		T. Rowe Price International Stock Portfolio
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$1,114,981	$1,533,389	$(3,830,439)	$(2,644,566)	$(2,394,863)	$(260,275)	$3,754	$8,384
3,248,334	3,669,780	0	0	0	14,250,578	0	0
(145,474)	103,267	4,550,759	749,743	2,832,469	893,506	4,468	3,623
(7,499,458)	(2,059,006)	171,643,888	68,038,830	114,407,210	24,775,887	162,130	187,335

(3,281,617)	3,247,430	172,364,208	66,144,007	114,844,816	39,659,696	170,352	199,342

5,957,388	6,199,082	31,094,589	33,335,724	13,906,050	14,888,761	123,004	129,544
(1,775,482)	(2,253,456)	(12,677,699)	(12,274,882)	(8,016,126)	(7,188,632)	(45,430)	(38,318)
2,153,526	2,245,849	11,369,756	11,362,876	6,920,406	6,155,961	16,968	12,290
(4,488,118)	(5,852,560)	(24,719,846)	(26,215,095)	(14,861,566)	(15,122,664)	(36,932)	(46,245)
(7,084,934)	(2,970,924)	(6,732,953)	(4,480,050)	4,094,874	(5,066,805)	(5,430)	(35,880)
(3,398,308)	(4,039,578)	(18,685,566)	(20,073,228)	(9,956,562)	(10,073,326)	(82,728)	(83,808)

(8,635,928)	(6,671,587)	(20,351,719)	(18,344,655)	(7,912,924)	(16,406,705)	(30,548)	(62,417)

(11,917,545)	(3,424,157)	152,012,489	47,799,352	106,931,892	23,252,991	139,804	136,925

112,831,978	116,256,135	481,042,684	433,243,332	290,293,012	267,040,021	1,295,751	1,158,826

$100,914,433	$112,831,978	$633,055,173	$481,042,684	$397,224,904	$290,293,012	$1,435,555	$1,295,751

27,868,102	29,520,252	146,411,507	152,158,892	61,821,374	65,520,425	895,344	942,717

2,496,150	3,330,831	13,481,798	17,487,177	6,611,398	5,995,301	101,726	107,266
(4,646,805)	(4,982,981)	(18,961,033)	(23,234,562)	(8,005,803)	(9,694,352)	(122,164)	(154,639)

25,717,447	27,868,102	140,932,272	146,411,507	60,426,969	61,821,374	874,906	895,344

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	Janus Aspen Janus Portfolio – Institutional Shares		MFS® Growth Series – Initial Class		VP Value Fund
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$16,308	$(3,347)	$(11,732)	$(17,193)	$28,307	$30,834
Capital gains distributions received	0	130,258	23,868	0	0	0
Realized gain (loss) on shares redeemed	135,088	41,655	52,038	64,023	28,147	(13,179)
Net change in unrealized gain (loss) on investments	2,090,668	1,062,473	938,203	384,667	662,540	278,564

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,242,064	1,231,039	1,002,377	431,497	718,994	296,219

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	348,408	349,535	250,018	256,291	202,105	226,080
Policy loans	(120,146)	(129,853)	(121,354)	(105,483)	(87,075)	(65,990)
Policy loan repayments and interest	29,415	27,828	37,859	29,416	24,538	20,548
Surrenders, withdrawals and death benefits	(129,653)	(107,392)	(142,364)	(136,120)	(127,183)	(100,402)
Net transfers between other subaccounts or fixed rate option	(71,015)	(18,675)	(9,562)	(25,759)	(60,151)	(5,670)
Other charges	(560,888)	(533,038)	(189,415)	(185,992)	(148,941)	(141,968)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(503,879)	(411,595)	(174,818)	(167,647)	(196,707)	(67,402)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,738,185	819,444	827,559	263,850	522,287	228,817

NET ASSETS
Beginning of period	7,825,963	7,006,519	2,901,258	2,637,408	2,398,817	2,170,000

End of period	$9,564,148	$7,825,963	$3,728,817	$2,901,258	$2,921,104	$2,398,817

Beginning units	4,428,679	4,673,973	1,409,787	1,495,417	978,135	1,007,713

Units issued	194,847	225,695	132,034	149,609	88,526	106,131
Units redeemed	(446,075)	(470,989)	(209,915)	(235,239)	(157,062)	(135,709)

Ending units	4,177,451	4,428,679	1,331,906	1,409,787	909,599	978,135

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)
Prudential SP Small Cap Value Portfolio		Janus Aspen Janus Portfolio – Service Shares		Prudential SP Prudential U.S. Emerging Growth Portfolio		Prudential SP International Growth Portfolio
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$(31,807)	$(13,941)	$(442)	$(1,075)	$(10,719)	$(4,559)	$(25,890)	$(5,534)
0	0	0	4,085	0	82,063	0	0
94,720	26,588	24,930	551	68,224	2,866	25,768	(35,042)
1,060,173	447,494	29,266	33,091	262,302	72,694	461,368	524,502

1,123,086	460,141	53,754	36,652	319,807	153,064	461,246	483,926

38,591	45,833	4,367	3,968	38,732	35,381	32,307	32,042
(27,356)	(18,037)	0	0	(9,152)	(18,021)	(10,084)	(12,591)
5,032	9,329	0	0	3,501	8,769	2,305	8,363
(113,267)	(21,530)	(52,195)	0	(271,742)	(5,823)	(365,647)	(20,830)
(114,365)	(176,436)	(31,229)	801	59,974	202,697	(191,171)	463,210
(91,736)	(129,853)	(9,274)	(8,463)	(128,834)	(92,391)	(166,825)	(107,102)

(303,101)	(290,694)	(88,331)	(3,694)	(307,521)	130,612	(699,115)	363,092

819,985	169,447	(34,577)	32,958	12,286	283,676	(237,869)	847,018

3,278,555	3,109,108	246,340	213,382	1,255,554	971,878	3,058,025	2,211,007

$4,098,540	$3,278,555	$211,763	$246,340	$1,267,840	$1,255,554	$2,820,156	$3,058,025

1,900,537	2,073,927	182,539	185,361	528,922	473,818	1,948,544	1,708,984

40,229	52,108	2,959	3,711	68,241	148,462	30,205	361,502
(197,247)	(225,498)	(63,703)	(6,533)	(179,358)	(93,358)	(454,559)	(121,942)

1,743,519	1,900,537	121,795	182,539	417,805	528,922	1,524,190	1,948,544

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	Prudential SP International Value Portfolio		AST Loomis Sayles Large-Cap Growth Portfolio		AST T. Rowe Price Large-Cap Growth Portfolio
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$(10,404)	$24,297	$(1,243)	$(465)	$(4,380)	$(3,365)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	99,458	139,980	2,260	3,199	5,405	(12,742)
Net change in unrealized gain (loss) on investments	121,181	84,216	49,250	12,205	209,906	39,168

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	210,235	248,493	50,267	14,939	210,931	23,061

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	46,814	57,536	7,635	10,377	6,818	9,945
Policy loans	(7,147)	(2,935)	(7,017)	(7,922)	(809)	(89)
Policy loan repayments and interest	2,426	3,684	1,868	2,330	74	146
Surrenders, withdrawals and death benefits	(90,544)	(3,128)	0	(10,416)	(18,015)	(4,348)
Net transfers between other subaccounts or fixed rate option	(206,969)	(612,180)	10,902	2,033	413,586	66,849
Other charges	(44,510)	(127,961)	(8,102)	(7,380)	(28,925)	(50,510)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(299,930)	(684,984)	5,286	(10,978)	372,729	21,993

TOTAL INCREASE (DECREASE) IN NET ASSETS	(89,695)	(436,491)	55,553	3,961	583,660	45,054

NET ASSETS
Beginning of period	1,367,339	1,803,830	137,384	133,423	269,980	224,926

End of period	$1,277,644	$1,367,339	$192,937	$137,384	$853,640	$269,980

Beginning units	846,332	1,298,100	13,445	14,554	21,700	21,085

Units issued	40,685	50,453	2,126	1,692	30,158	42,564
Units redeemed	(224,727)	(502,221)	(1,652)	(2,801)	(3,704)	(41,949)

Ending units	662,290	846,332	13,919	13,445	48,154	21,700

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)
AST Large-Cap Value Portfolio		AST Small-Cap Growth Portfolio		AST PIMCO Total Return Bond Portfolio		AST Wellington Management Hedged Equity Portfolio
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$(3,556)	$10,862	$(3,675)	$(4,819)	$(50,252)	$113,213	$(12,368)	$(7,518)
0	0	0	0	0	66,721	0	0
95,248	590	129,081	58,123	12,277	6,657	12,120	6,108
48,542	50,375	6,249	22,695	(118,826)	301,136	250,356	122,176

140,234	61,827	131,655	75,999	(156,801)	487,727	250,108	120,766

8,827	12,745	17,097	15,779	48,532	50,446	6,636	7,642
(8,466)	(287)	(9,753)	(8,085)	(12,872)	(20,529)	(1,225)	(11,799)
1,595	1,107	3,347	2,858	3,259	11,868	687	297
(3,206)	(6,117)	(11,636)	(14,641)	(145,722)	(73,472)	(2,227)	(2,525)
(147,685)	23,784	(220,879)	(146,452)	(74,911)	(470,901)	(4,703)	(955)
(26,783)	(31,148)	(27,361)	(52,616)	(89,984)	(167,956)	(23,309)	(20,270)

(175,718)	84	(249,185)	(203,157)	(271,698)	(670,544)	(24,141)	(27,610)

(35,484)	61,911	(117,530)	(127,158)	(428,499)	(182,817)	225,967	93,156

448,161	386,250	522,339	649,497	5,917,755	6,100,572	1,300,590	1,207,434

$412,677	$448,161	$404,809	$522,339	$5,489,256	$5,917,755	$1,526,557	$1,300,590

49,874	49,813	39,184	54,259	503,426	562,326	106,420	108,706

5,630	4,971	5,444	6,185	13,379	46,922	1,397	1,442
(22,431)	(4,910)	(22,097)	(21,260)	(36,900)	(105,822)	(3,242)	(3,728)

33,073	49,874	22,531	39,184	479,905	503,426	104,575	106,420

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	AST Balanced Asset Allocation Portfolio		AST Preservation Asset Allocation Portfolio		AST BlackRock Global Strategies Portfolio
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$(10,678)	$1,064	$(3,589)	$1,882	$(10,185)	$(3,631)
Capital gains distributions received	0	36,733	0	28,922	0	0
Realized gain (loss) on shares redeemed	10,613	31,513	9,352	7,720	10,369	1,530
Net change in unrealized gain (loss) on investments	205,374	64,469	33,798	7,157	121,848	146,397

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	205,309	133,779	39,561	45,681	122,032	144,296

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	178,189	215,035	35,110	73,340	76,721	70,258
Policy loans	(5,396)	(11,661)	(1,238)	(1,273)	(2,111)	(9,769)
Policy loan repayments and interest	3,811	12,944	618	2,622	1,058	782
Surrenders, withdrawals and death benefits	0	(73,484)	0	(14,385)	(89,600)	(195,327)
Net transfers between other subaccounts or fixed rate option	30,389	(240,519)	9,164	(107)	4,028	1,577
Other charges	(181,324)	(159,749)	(114,629)	(101,959)	(84,286)	(79,919)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	25,669	(257,434)	(70,975)	(41,762)	(94,190)	(212,398)

TOTAL INCREASE (DECREASE) IN NET ASSETS	230,978	(123,655)	(31,414)	3,919	27,842	(68,102)

NET ASSETS
Beginning of period	1,203,138	1,326,793	506,267	502,348	1,269,982	1,338,084

End of period	$1,434,116	$1,203,138	$474,853	$506,267	$1,297,824	$1,269,982

Beginning units	97,620	120,111	41,908	45,574	124,070	145,095

Units issued	17,635	26,923	3,570	6,652	8,527	8,027
Units redeemed	(15,551)	(49,414)	(9,238)	(10,318)	(17,332)	(29,052)

Ending units	99,704	97,620	36,240	41,908	115,265	124,070

The accompanying notes are an integral part of these financial statements.

A15

NOTES TO FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
December 31, 2013

Note 1:	General

The Prudential Variable Appreciable Account (the “Account”) of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”), was established on August 11, 1987 by a resolution of Prudential’s Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential’s other assets. Proceeds from purchases of Prudential Variable Appreciable Life (“PVAL”), Prudential Survivorship Preferred (“SVUL”) and Prudential Variable Universal Life (“VUL”) contracts are invested in the Account.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life insurance contracts. There are thirty one subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”).

The name of each Portfolio and the corresponding subaccount name are as follows:
VP Value Fund
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio
AST Large-Cap Value Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio (formerly AST Marsico Capital Growth Portfolio)
AST PIMCO Total Return Bond Portfolio
AST Preservation Asset Allocation Portfolio
AST Small-Cap Growth Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST Wellington Management Hedged Equity Portfolio
MFS® Growth Series – Initial Class
Prudential SP International Growth Portfolio
Prudential Money Market Portfolio
Prudential Conservative Balanced Portfolio
Prudential Diversified Bond Portfolio
Prudential Equity Portfolio
Prudential Flexible Managed Portfolio
Prudential Global Portfolio
Prudential Government Income Portfolio
Prudential High Yield Bond Portfolio
Janus Aspen Janus Portfolio – Service Shares
Janus Aspen Janus Portfolio – Institutional Shares
Prudential Natural Resources Portfolio
Prudential Small Capitalization Stock Portfolio
Prudential SP Small Cap Value Portfolio
Prudential Jennison Portfolio
Prudential SP International Value Portfolio
Prudential Stock Index Portfolio
Prudential Value Portfolio
Prudential SP Prudential U.S. Emerging Growth Portfolio
T. Rowe Price International Stock Portfolio

The Portfolios are diversified open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these mutual funds is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

A16

Note 2:	Significant Accounting Policies (Continued)

Investments—The investments in shares of the portfolios are stated at the net asset value of the respective Portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.

Security Transactions—Realized gains and losses on security transactions are determined based on the specific identification method. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. Under the guidance, all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. This new guidance is effective for interim or annual reporting periods that begin after December 15, 2013, and should be applied prospectively. This guidance does not have an effect on the Account’s net assets or results of operations.

Note 3:	Fair Value

Fair Value Measurement—Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical investments. These generally provide the most reliable evidence and are used to measure fair value whenever available. Investments which have a net asset value which is readily available to the public are classified as Level 1.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar securities, quoted market prices in markets that are not active for identical or similar securities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the investment. As of December 31, 2013, the Account did not have any Level 3 investments.

As of December 31, 2013, all investments have been classified as Level 1 with the exception of proprietary funds, consisting of The Prudential Series Fund and the Advanced Series Trust, and any non-proprietary funds where the net asset value is not readily

A17

Note 3:	Fair Value (Continued)

observable by the public, which are classified as Level 2. The Level 2 investments as of December 31, 2013, are presented below.

Proprietary Funds (The Prudential Series Fund and the Advanced Series Trust)	$8,705,598,417

Transfers Between Level 1 and Level 2:

Periodically there are transfers between Level 1 and Level 2 for assets held in the Account. The classification of the Account investments may vary dependent on the availability of information to the public. Should an investment’s net asset value become publicly observable, the investment would be transferred from Level 2 to Level 1, and conversely transferred out of Level 1 and into Level 2 when a net asset value is no longer readily available to the public. During 2013, there were no transfers from Level 1 to Level 2. There were transfers from Level 2 to Level 1 as presented below. The transfers are based on values as of December 31, 2012.

Janus Aspen Janus Portfolio – Service Shares	$246,340
Janus Aspen Janus Portfolio – Institutional Shares	$7,825,963

Note 4:	Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the year ended December 31, 2013 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$16,738,557	$19,048,196
Prudential Diversified Bond Portfolio	$3,375,482	$21,069,060
Prudential Equity Portfolio	$11,353,899	$77,705,555
Prudential Flexible Managed Portfolio	$8,545,029	$54,643,588
Prudential Conservative Balanced Portfolio	$7,795,114	$53,985,649
Prudential High Yield Bond Portfolio	$3,903,586	$11,756,768
Prudential Stock Index Portfolio	$9,887,702	$58,344,690
Prudential Value Portfolio	$6,348,669	$29,923,669
Prudential Natural Resources Portfolio	$1,869,491	$40,739,088
Prudential Global Portfolio	$6,029,210	$15,621,262
Prudential Government Income Portfolio	$1,874,675	$11,279,830
Prudential Jennison Portfolio	$8,048,531	$32,230,689
Prudential Small Capitalization Stock Portfolio	$7,400,345	$17,708,132
T. Rowe Price International Stock Portfolio	$74,810	$113,395
Janus Aspen Janus Portfolio – Institutional Shares	$142,510	$697,796
MFS® Growth Series – Initial Class	$141,533	$335,618
VP Value Fund	$103,959	$316,816
Prudential SP Small Cap Value Portfolio	$62,882	$397,790
Janus Aspen Janus Portfolio – Service Shares	$4,367	$94,672
Prudential SP Prudential U.S. Emerging Growth Portfolio	$115,461	$433,700
Prudential SP International Growth Portfolio	$36,518	$761,523
Prudential SP International Value Portfolio	$54,388	$364,722
AST Loomis Sayles Large-Cap Growth Portfolio	$22,887	$18,843

A18

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
AST T. Rowe Price Large-Cap Growth Portfolio	$425,835	$57,486
AST Large-Cap Value Portfolio	$59,971	$239,244
AST Small-Cap Growth Portfolio	$78,565	$331,425
AST PIMCO Total Return Bond Portfolio	$129,864	$451,815
AST Wellington Management Hedged Equity Portfolio	$15,743	$52,251
AST Balanced Asset Allocation Portfolio	$220,402	$205,410
AST Preservation Asset Allocation Portfolio	$38,849	$113,412
AST BlackRock Global Strategies Portfolio	$71,636	$176,011

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

PFI and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC (“PI”) and the Advanced Series Trust has entered into an agreement with PI and AST Investment Services, Inc, both indirect, wholly-owned subsidiaries of PFI (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors’ performance of such services with respect to each portfolio. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc., Jennison Associates LLC, and Quantitative Management Associates which are indirect, wholly-owned subsidiaries of PFI.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of The Prudential Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund. However, service fees are paid to PIMS as distributor of the Class II shares of the portfolios of The Prudential Series Fund. The Account invests only in Class I shares of The Prudential Series Fund, not Class II shares.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”) an indirect wholly-owned subsidiary of PFI, which acts as the distributor of the shares of each portfolio. Each portfolio of the Advanced Series Trust (except for AST Balanced Asset Allocation Portfolio and AST Preservation Asset Allocation Portfolio) pays a distribution and service fee to PAD of 0.10% of the average daily net assets of each portfolio.

The Investment Managers have contractually agreed to reimburse certain portfolios of The Prudential Series Fund and the Advanced Series Trust the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired Funds expenses, as applicable) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

PI has voluntarily agreed to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Prudential Stock Index Portfolio. In order to support the income yield, PI has also voluntarily agreed to limit the management fees of the Prudential Money Market Portfolio such that the 1-day annualized yield (excluding capital gain or loss) does not fall below 0.00%. The waiver is voluntary and may be modified or terminated by PI at any time without notice.

A19

Note 6:	Related Party Transactions (Continued)

The Advanced Series Trust has voluntarily agreed to waive two-thirds of the incremental increase in the net management fee received by the Advanced Series Trust as a result of the underlying voluntary subadviser fee discount of the AST T. Rowe Price Large-Cap Growth Portfolio. This expense limitation is voluntary and may be modified or terminated by the Advanced Series Trust at any time without notice.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Note 7:	Financial Highlights

Prudential sells a number of variable life products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Prudential and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Prudential as contract owners may not have selected all available and applicable contract options.

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Money Market Portfolio****
December 31, 2013	63,903	$1.39489	to	$2.13517	$130,330	0.00%	0.60%	to	0.90%	-0.91%	to	-0.55%
December 31, 2012	64,572	$1.40645	to	$2.14874	$132,637	0.01%	0.60%	to	0.90%	-0.89%	to	-0.55%
December 31, 2011	68,694	$1.41809	to	$2.16136	$142,178	0.02%	0.60%	to	0.90%	-0.89%	to	-0.53%
December 31, 2010	71,622	$1.42960	to	$2.17287	$148,491	0.03%	0.60%	to	0.90%	-0.88%	to	-0.52%
December 31, 2009	76,092	$1.44106	to	$2.18425	$157,487	0.40%	0.60%	to	0.90%	-0.50%	to	-0.19%

	Prudential Diversified Bond Portfolio
December 31, 2013	48,979	$2.56400	to	$5.22218	$240,702	3.96%	0.60%	to	0.90%	-1.60%	to	-1.30%
December 31, 2012	52,202	$2.60552	to	$5.29132	$260,302	4.42%	0.60%	to	0.90%	9.69%	to	10.02%
December 31, 2011	52,823	$2.37531	to	$4.80937	$239,796	4.31%	0.60%	to	0.90%	6.55%	to	6.87%
December 31, 2010	54,166	$2.22918	to	$4.50011	$229,518	4.22%	0.60%	to	0.90%	9.59%	to	9.91%
December 31, 2009	54,663	$2.02819	to	$4.09439	$210,943	4.72%	0.60%	to	0.90%	19.43%	to	19.79%

	Prudential Equity Portfolio
December 31, 2013	195,568	$2.77128	to	$9.50540	$1,749,471	0.00%	0.60%	to	0.90%	32.34%	to	32.74%
December 31, 2012	202,692	$2.08777	to	$7.16104	$1,367,815	0.59%	0.60%	to	0.90%	12.67%	to	13.01%
December 31, 2011	211,480	$1.84739	to	$6.33676	$1,263,596	0.68%	0.60%	to	0.90%	-4.33%	to	-4.04%
December 31, 2010	219,106	$1.92526	to	$6.60373	$1,367,699	0.79%	0.60%	to	0.90%	10.90%	to	11.23%
December 31, 2009	228,516	$1.73088	to	$5.93680	$1,282,522	1.60%	0.60%	to	0.90%	36.94%	to	37.35%

	Prudential Flexible Managed Portfolio
December 31, 2013	213,969	$2.51501	to	$6.59379	$1,340,336	0.00%	0.60%	to	0.90%	19.07%	to	19.43%
December 31, 2012	220,401	$2.10589	to	$5.52103	$1,157,552	1.92%	0.60%	to	0.90%	12.36%	to	12.69%
December 31, 2011	227,327	$1.86871	to	$4.89916	$1,061,027	1.95%	0.60%	to	0.90%	3.41%	to	3.71%
December 31, 2010	235,381	$1.80184	to	$4.72374	$1,061,015	2.24%	0.60%	to	0.90%	11.04%	to	11.37%
December 31, 2009	243,745	$1.61803	to	$4.24151	$988,328	3.48%	0.60%	to	0.90%	18.88%	to	19.24%

	Prudential Conservative Balanced Portfolio
December 31, 2013	207,551	$2.41843	to	$5.43361	$1,073,257	0.00%	0.60%	to	0.90%	15.11%	to	15.46%
December 31, 2012	215,517	$2.09467	to	$4.70609	$966,793	2.07%	0.60%	to	0.90%	10.24%	to	10.58%
December 31, 2011	224,119	$1.89434	to	$4.25624	$910,788	2.25%	0.60%	to	0.90%	3.67%	to	3.98%
December 31, 2010	232,932	$1.82185	to	$4.09360	$911,796	2.44%	0.60%	to	0.90%	10.75%	to	11.09%
December 31, 2009	241,711	$1.64005	to	$3.68531	$853,332	3.76%	0.60%	to	0.90%	18.94%	to	19.30%

	Prudential High Yield Bond Portfolio
December 31, 2013	29,882	$2.66591	to	$5.57840	$156,291	6.36%	0.60%	to	0.90%	6.29%	to	6.62%
December 31, 2012	31,585	$2.50031	to	$5.23229	$153,284	7.00%	0.60%	to	0.90%	13.40%	to	13.74%
December 31, 2011	31,780	$2.19827	to	$4.60017	$135,600	7.51%	0.60%	to	0.90%	4.15%	to	4.48%
December 31, 2010	32,278	$2.10440	to	$4.40302	$132,268	8.38%	0.60%	to	0.90%	13.03%	to	13.38%
December 31, 2009	33,720	$1.85600	to	$3.88374	$121,072	9.47%	0.60%	to	0.90%	45.85%	to	46.29%

A20

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Stock Index Portfolio
December 31, 2013	145,837	$2.95131	to	$9.84537	$1,348,059	0.00%	0.60%	to	0.90%	30.72%	to	31.11%
December 31, 2012	150,952	$2.25107	to	$7.50934	$1,063,377	1.69%	0.60%	to	0.90%	14.64%	to	14.99%
December 31, 2011	156,096	$1.95766	to	$6.53065	$957,180	1.60%	0.60%	to	0.90%	1.04%	to	1.34%
December 31, 2010	161,925	$1.93168	to	$6.44411	$980,116	1.76%	0.60%	to	0.90%	13.56%	to	13.90%
December 31, 2009	167,908	$1.69594	to	$5.65762	$892,821	2.81%	0.60%	to	0.90%	24.95%	to	25.32%

	Prudential Value Portfolio
December 31, 2013	66,900	$3.54556	to	$10.63491	$663,516	0.00%	0.60%	to	0.90%	31.91%	to	32.30%
December 31, 2012	69,021	$2.67992	to	$8.03840	$518,611	0.97%	0.60%	to	0.90%	13.60%	to	13.94%
December 31, 2011	72,999	$2.35206	to	$7.05520	$481,420	1.02%	0.60%	to	0.90%	-6.42%	to	-6.14%
December 31, 2010	76,973	$2.50599	to	$7.51674	$539,209	0.86%	0.60%	to	0.90%	12.84%	to	13.18%
December 31, 2009	80,091	$2.21412	to	$6.64126	$497,812	2.06%	0.60%	to	0.90%	40.66%	to	41.08%

	Prudential Natural Resources Portfolio
December 31, 2013	25,486	$7.88268	to	$19.58473	$477,572	0.00%	0.60%	to	0.90%	9.24%	to	9.57%
December 31, 2012	27,457	$7.21567	to	$17.87411	$470,474	0.46%	0.60%	to	0.90%	-3.34%	to	-3.05%
December 31, 2011	29,978	$7.46526	to	$18.43714	$530,723	0.19%	0.60%	to	0.90%	-19.76%	to	-19.52%
December 31, 2010	31,874	$9.30318	to	$22.90801	$702,597	0.42%	0.60%	to	0.90%	26.84%	to	27.22%
December 31, 2009	33,793	$7.33430	to	$18.00633	$586,288	0.72%	0.60%	to	0.90%	75.52%	to	76.05%

	Prudential Global Portfolio
December 31, 2013	118,832	$2.46585	to	$3.20572	$373,319	0.00%	0.60%	to	0.90%	26.15%	to	26.53%
December 31, 2012	121,375	$1.94888	to	$2.53361	$301,657	1.60%	0.60%	to	0.90%	16.47%	to	16.82%
December 31, 2011	126,873	$1.66832	to	$2.16888	$270,175	1.55%	0.60%	to	0.90%	-7.80%	to	-7.53%
December 31, 2010	130,230	$1.80416	to	$2.34543	$300,596	1.56%	0.60%	to	0.90%	11.74%	to	12.08%
December 31, 2009	135,137	$1.60977	to	$2.09283	$278,431	2.88%	0.60%	to	0.90%	30.22%	to	30.61%

	Prudential Government Income Portfolio
December 31, 2013	25,717	$2.16335	to	$4.05652	$100,914	1.77%	0.60%	to	0.90%	-3.21%	to	-2.92%
December 31, 2012	27,868	$2.23487	to	$4.17862	$112,832	2.07%	0.60%	to	0.90%	2.70%	to	3.01%
December 31, 2011	29,520	$2.17589	to	$4.05654	$116,256	2.46%	0.60%	to	0.90%	6.67%	to	6.99%
December 31, 2010	30,311	$2.03984	to	$3.79159	$111,678	2.87%	0.60%	to	0.90%	6.03%	to	6.35%
December 31, 2009	31,384	$1.92384	to	$3.56518	$108,927	3.09%	0.60%	to	0.90%	6.75%	to	7.07%

	Prudential Jennison Portfolio
December 31, 2013	140,932	$3.21491	to	$4.63364	$633,055	0.00%	0.60%	to	0.90%	36.43%	to	36.84%
December 31, 2012	146,412	$2.34944	to	$3.38627	$481,043	0.16%	0.60%	to	0.90%	15.14%	to	15.49%
December 31, 2011	152,159	$2.03440	to	$2.93214	$433,243	0.30%	0.60%	to	0.90%	-0.59%	to	-0.30%
December 31, 2010	159,802	$2.04042	to	$2.94085	$456,710	0.43%	0.60%	to	0.90%	10.95%	to	11.28%
December 31, 2009	166,412	$1.83360	to	$2.64268	$427,900	0.67%	0.60%	to	0.90%	41.76%	to	42.18%

	Prudential Small Capitalization Stock Portfolio
December 31, 2013	60,427	$5.60240	to	$6.72562	$397,225	0.00%	0.60%	to	0.90%	39.69%	to	40.11%
December 31, 2012	61,821	$4.01045	to	$4.80032	$290,293	0.61%	0.60%	to	0.90%	14.99%	to	15.33%
December 31, 2011	65,520	$3.48765	to	$4.16212	$267,040	0.80%	0.60%	to	0.90%	-0.33%	to	-0.04%
December 31, 2010	68,839	$3.49934	to	$4.16370	$281,044	0.81%	0.60%	to	0.90%	24.81%	to	25.18%
December 31, 2009	71,062	$2.80376	to	$3.32627	$231,938	1.84%	0.60%	to	0.90%	24.07%	to	24.44%

	T. Rowe Price International Stock Portfolio
December 31, 2013	875	$1.64081	to	$1.64081	$1,436	0.88%	0.60%	to	0.60%	13.38%	to	13.38%
December 31, 2012	895	$1.44721	to	$1.44721	$1,296	1.29%	0.60%	to	0.60%	17.73%	to	17.73%
December 31, 2011	943	$1.22924	to	$1.22924	$1,159	1.53%	0.60%	to	0.60%	-13.35%	to	-13.35%
December 31, 2010	1,014	$1.41870	to	$1.41870	$1,439	0.79%	0.60%	to	0.60%	13.77%	to	13.77%
December 31, 2009	1,305	$1.24703	to	$1.24703	$1,627	2.81%	0.60%	to	0.60%	51.49%	to	51.49%

	Janus Aspen Janus Portfolio – Institutional Shares
December 31, 2013	4,177	$2.28947	to	$2.28947	$9,564	0.79%	0.60%	to	0.60%	29.56%	to	29.56%
December 31, 2012	4,429	$1.76711	to	$1.76711	$7,826	0.56%	0.60%	to	0.60%	17.88%	to	17.88%
December 31, 2011	4,674	$1.49905	to	$1.49905	$7,007	0.59%	0.60%	to	0.60%	-5.87%	to	-5.87%
December 31, 2010	4,566	$1.59246	to	$1.59246	$7,271	0.60%	0.60%	to	0.60%	13.84%	to	13.84%
December 31, 2009	4,571	$1.39888	to	$1.39888	$6,395	0.54%	0.60%	to	0.60%	35.55%	to	35.55%

	MFS® Growth Series – Initial Class
December 31, 2013	1,332	$2.79961	to	$2.79961	$3,729	0.23%	0.60%	to	0.60%	36.04%	to	36.04%
December 31, 2012	1,410	$2.05794	to	$2.05794	$2,901	0.00%	0.60%	to	0.60%	16.69%	to	16.69%
December 31, 2011	1,495	$1.76366	to	$1.76366	$2,637	0.19%	0.60%	to	0.60%	-0.92%	to	-0.92%
December 31, 2010	1,530	$1.78000	to	$1.78000	$2,724	0.12%	0.60%	to	0.60%	14.65%	to	14.65%
December 31, 2009	1,612	$1.55252	to	$1.55252	$2,503	0.31%	0.60%	to	0.60%	36.86%	to	36.86%

A21

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	VP Value Fund
December 31, 2013	910	$3.21142	to	$3.21142	$2,921	1.65%	0.60%	to	0.60%	30.95%	to	30.95%
December 31, 2012	978	$2.45244	to	$2.45244	$2,399	1.94%	0.60%	to	0.60%	13.89%	to	13.89%
December 31, 2011	1,008	$2.15339	to	$2.15339	$2,170	2.03%	0.60%	to	0.60%	0.41%	to	0.41%
December 31, 2010	1,048	$2.14451	to	$2.14451	$2,247	2.20%	0.60%	to	0.60%	12.75%	to	12.75%
December 31, 2009	1,193	$1.90193	to	$1.90193	$2,270	5.65%	0.60%	to	0.60%	19.15%	to	19.15%

	Prudential SP Small Cap Value Portfolio
December 31, 2013	1,744	$2.34350	to	$2.42740	$4,099	0.00%	0.60%	to	0.90%	36.22%	to	36.63%
December 31, 2012	1,901	$1.72035	to	$1.77665	$3,279	0.45%	0.60%	to	0.90%	15.01%	to	15.36%
December 31, 2011	2,074	$1.49578	to	$1.54003	$3,109	0.68%	0.60%	to	0.90%	-3.63%	to	-3.35%
December 31, 2010	1,980	$1.55216	to	$1.59336	$3,080	1.49%	0.60%	to	0.90%	25.14%	to	25.51%
December 31, 2009	2,188	$1.24033	to	$1.26947	$2,718	1.49%	0.60%	to	0.90%	29.63%	to	30.03%

	Janus Aspen Janus Portfolio – Service Shares
December 31, 2013	122	$1.73869	to	$1.73869	$212	0.70%	0.90%	to	0.90%	28.84%	to	28.84%
December 31, 2012	183	$1.34952	to	$1.34952	$246	0.45%	0.90%	to	0.90%	17.23%	to	17.23%
December 31, 2011	185	$1.15117	to	$1.15117	$213	0.44%	0.90%	to	0.90%	-6.38%	to	-6.38%
December 31, 2010	188	$1.22968	to	$1.22968	$231	0.34%	0.90%	to	0.90%	13.24%	to	13.24%
December 31, 2009	298	$1.08590	to	$1.08590	$323	0.37%	0.90%	to	0.90%	34.79%	to	34.79%

	Prudential SP Prudential U.S. Emerging Growth Portfolio
December 31, 2013	418	$2.99578	to	$3.10122	$1,268	0.00%	0.60%	to	0.90%	27.33%	to	27.70%
December 31, 2012	529	$2.35286	to	$2.42843	$1,256	0.41%	0.60%	to	0.90%	15.83%	to	16.18%
December 31, 2011	474	$2.03123	to	$2.09028	$972	0.64%	0.60%	to	0.90%	1.31%	to	1.61%
December 31, 2010	612	$2.00503	to	$2.05721	$1,236	0.42%	0.60%	to	0.90%	19.36%	to	19.72%
December 31, 2009	624	$1.67979	to	$1.71837	$1,051	0.43%	0.60%	to	0.90%	40.62%	to	41.05%

	Prudential SP International Growth Portfolio
December 31, 2013	1,524	$1.84472	to	$1.91031	$2,820	0.00%	0.60%	to	0.90%	17.81%	to	18.16%
December 31, 2012	1,949	$1.56590	to	$1.61675	$3,058	0.67%	0.60%	to	0.90%	21.30%	to	21.66%
December 31, 2011	1,709	$1.29088	to	$1.32890	$2,211	1.30%	0.60%	to	0.90%	-15.67%	to	-15.42%
December 31, 2010	1,670	$1.53081	to	$1.57109	$2,562	1.62%	0.60%	to	0.90%	12.99%	to	13.33%
December 31, 2009	2,071	$1.35485	to	$1.38631	$2,811	2.12%	0.60%	to	0.90%	35.92%	to	36.33%

	Prudential SP International Value Portfolio
December 31, 2013	662	$1.90804	to	$1.97528	$1,278	0.00%	0.60%	to	0.90%	19.02%	to	19.38%
December 31, 2012	846	$1.60310	to	$1.65466	$1,367	2.41%	0.60%	to	0.90%	15.87%	to	16.23%
December 31, 2011	1,298	$1.38350	to	$1.42366	$1,804	2.50%	0.60%	to	0.90%	-13.87%	to	-13.62%
December 31, 2010	2,669	$1.60633	to	$1.64809	$4,295	2.12%	0.60%	to	0.90%	9.82%	to	10.15%
December 31, 2009	2,645	$1.46270	to	$1.49623	$3,875	3.20%	0.60%	to	0.90%	31.18%	to	31.57%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2013	14	$13.75290	to	$13.98705	$193	0.00%	0.60%	to	0.90%	35.39%	to	35.80%
December 31, 2012	13	$10.15783	to	$10.29999	$137	0.44%	0.60%	to	0.90%	11.26%	to	11.60%
December 31, 2011	15	$9.12944	to	$9.22964	$133	0.26%	0.60%	to	0.90%	-1.80%	to	-1.50%
December 31, 2010	15	$9.29647	to	$9.37061	$142	0.56%	0.60%	to	0.90%	18.68%	to	19.04%
December 31, 2009	33	$7.83294	to	$7.87198	$255	0.55%	0.60%	to	0.90%	28.60%	to	28.98%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2013	48	$17.68319	to	$17.98404	$854	0.00%	0.60%	to	0.90%	42.74%	to	43.17%
December 31, 2012	22	$12.38824	to	$12.56164	$270	0.00%	0.60%	to	0.90%	16.53%	to	16.88%
December 31, 2011	21	$10.63060	to	$10.74733	$225	0.00%	0.60%	to	0.90%	-2.57%	to	-2.28%
December 31, 2010	101	$10.91116	to	$10.99826	$1,108	0.00%	0.60%	to	0.90%	14.78%	to	15.12%
December 31, 2009	45	$9.50639	to	$9.55383	$432	0.00%	0.60%	to	0.90%	52.00%	to	52.46%

	AST Large-Cap Value Portfolio
December 31, 2013	33	$12.42155	to	$12.63333	$413	0.00%	0.60%	to	0.90%	38.61%	to	39.03%
December 31, 2012	50	$8.96129	to	$9.08707	$448	3.39%	0.60%	to	0.90%	15.84%	to	16.19%
December 31, 2011	50	$7.73572	to	$7.82097	$386	1.31%	0.60%	to	0.90%	-5.04%	to	-4.75%
December 31, 2010	62	$8.14625	to	$8.21137	$503	1.03%	0.60%	to	0.90%	12.15%	to	12.48%
December 31, 2009	66	$7.26363	to	$7.30001	$477	2.82%	0.60%	to	0.90%	18.37%	to	18.72%

	AST Small-Cap Growth Portfolio
December 31, 2013	23	$17.79202	to	$18.09511	$405	0.00%	0.60%	to	0.90%	33.97%	to	34.37%
December 31, 2012	39	$13.28088	to	$13.46694	$522	0.00%	0.60%	to	0.90%	11.17%	to	11.51%
December 31, 2011	54	$11.94595	to	$12.07721	$649	0.00%	0.60%	to	0.90%	-1.86%	to	-1.57%
December 31, 2010	155	$12.17259	to	$12.26979	$1,891	0.23%	0.60%	to	0.90%	35.20%	to	35.60%
December 31, 2009	138	$9.00344	to	$9.04834	$1,243	0.05%	0.60%	to	0.90%	32.71%	to	33.11%

A22

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST PIMCO Total Return Bond Portfolio (available December 7th, 2009)
December 31, 2013	480	$11.43076	to	$11.57027	$5,489	0.00%	0.60%	to	0.90%	-2.71%	to	-2.42%
December 31, 2012	503	$11.74949	to	$11.85752	$5,918	2.75%	0.60%	to	0.90%	8.35%	to	8.67%
December 31, 2011	562	$10.84440	to	$10.91145	$6,101	1.79%	0.60%	to	0.90%	2.26%	to	2.56%
December 31, 2010	613	$10.60498	to	$10.63896	$6,506	1.82%	0.60%	to	0.90%	6.76%	to	7.08%
December 31, 2009	636	$9.93371	to	$9.93597	$6,315	0.00%	0.60%	to	0.90%	-0.57%	to	-0.55%

	AST Wellington Management Hedged Equity Portfolio (available November 16th, 2009)
December 31, 2013	105	$14.58693	to	$14.76772	$1,527	0.00%	0.60%	to	0.90%	19.43%	to	19.78%
December 31, 2012	106	$12.21399	to	$12.32862	$1,301	0.29%	0.60%	to	0.90%	10.02%	to	10.35%
December 31, 2011	109	$11.10187	to	$11.17269	$1,207	0.31%	0.60%	to	0.90%	-4.32%	to	-4.03%
December 31, 2010	113	$11.60267	to	$11.64196	$1,306	0.49%	0.60%	to	0.90%	13.61%	to	13.95%
December 31, 2009	114	$10.21245	to	$10.21653	$1,164	0.00%	0.60%	to	0.90%	0.01%	to	0.05%

	AST Balanced Asset Allocation Portfolio (available November 16th, 2009)
December 31, 2013	100	$14.33414	to	$14.51163	$1,434	0.00%	0.60%	to	0.90%	16.60%	to	16.95%
December 31, 2012	98	$12.29364	to	$12.40891	$1,203	0.90%	0.60%	to	0.90%	11.47%	to	11.81%
December 31, 2011	120	$11.02843	to	$11.09867	$1,327	0.59%	0.60%	to	0.90%	-2.10%	to	-1.81%
December 31, 2010	113	$11.26449	to	$10.30269	$1,278	0.78%	0.60%	to	0.90%	11.31%	to	11.64%
December 31, 2009	83	$10.11979	to	$10.12386	$840	0.00%	0.60%	to	0.90%	-0.21%	to	-0.17%

	AST Preservation Asset Allocation Portfolio (available November 23rd, 2009)
December 31, 2013	36	$13.01018	to	$13.17071	$475	0.00%	0.60%	to	0.90%	8.24%	to	8.56%
December 31, 2012	42	$12.01998	to	$12.13215	$506	1.13%	0.60%	to	0.90%	9.39%	to	9.72%
December 31, 2011	46	$10.98823	to	$11.05766	$502	0.91%	0.60%	to	0.90%	0.10%	to	0.39%
December 31, 2010	52	$10.97772	to	$11.01429	$576	1.41%	0.60%	to	0.90%	9.58%	to	9.91%
December 31, 2009	50	$10.01755	to	$10.02101	$506	0.00%	0.60%	to	0.90%	-0.19%	to	-0.15%

	AST BlackRock Global Strategies Portfolio (available April 29, 2011)
December 31, 2013	115	$11.22618	to	$11.31597	$1,298	0.00%	0.60%	to	0.90%	9.86%	to	10.19%
December 31, 2012	124	$10.21817	to	$10.26937	$1,270	0.51%	0.60%	to	0.90%	10.90%	to	11.23%
December 31, 2011	145	$9.21410	to	$9.23263	$1,338	0.00%	0.60%	to	0.90%	-7.86%	to	-7.67%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios are annualized and exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**
These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for

A23

Note 7:	Financial Highlights (Continued)

periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2013 or from the effective date of the subaccount through the end of the reporting period.

****	Investment Income Ratio per the Prudential Money Market Portfolio is less than 0.01%.

    Charges and Expenses

    The expense ratio represents the annualized contract expenses of the Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality and expense charges. These fees are charged at an effective annual rate of up to 0.90%, per Contract. Expenses of the underlying portfolios and charges made directly to Contract Owner accounts through either the redemption of units or from premium payments are excluded.

    Charges deducted from premium payments range from 0% to 41.5%, except that PVAL and CVAL Contracts also assess a $2 premium processing charge for each premium paid. The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge. The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the client. The following charges are made through the redemption of units.

•	The Account charges from $0 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•
The Account charges surrender fees that range from $0 to $5 per $1,000 of basic insurance amount plus 0% to 50% of the first year’s annual premium, except for PVUL1 Contracts, where the fees range from 0% to 26% of the lesser of target level premiums and actual premiums paid plus a range of $0 to the lesser of $5 per $1,000 of basic insurance amount and $500.

•	The Account charges a Guaranteed Death Benefit fee of $0.01 per $1,000 of basic insurance amount.

•	The charge for withdrawals range from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount.

•	The Account charges monthly administrative fees that range from $0 to $10 per Contract plus $0.01 to $0.08 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

•	The Account also charges $15 to $25 per change to the basic insurance amount.

Note 8:	Other

    Contract owner net payments—represent contract owner contributions under the Variable Life Policies reduced by applicable deductions, charges, and state premium taxes.

    Policy loans—represent amounts borrowed by contract owners using the policy as the security for the loan.

    Policy loan repayments and interest—represent payments made by contract owners to reduce the total outstanding policy loan balance.

    Surrenders, withdrawals, and death benefits—are payments to contract owners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

A24

Note 8:	Other (Continued)

Net transfers between other subaccounts or Fixed Rate Option—are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Fixed Rate Option.

Other charges—are various contract level charges as described in charges and expenses section located above.

A25

Report of Independent Registered Public Accounting Firm

To the Contract Owners of
The Prudential Variable Appreciable Account
and the Board of Directors of
The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of The Prudential Variable Appreciable Account at December 31, 2013, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2013 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 10, 2014

A26

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Financial Statements and
Report of Independent Registered Public Accounting Firm
December 31, 2013 and 2012

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position
December 31, 2013 and 2012 (in millions, except share amounts)

	2013	2012
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2013-$150,366; 2012- $144,218)	$155,019	$157,775
Trading account assets supporting insurance liabilities, at fair value	18,895	18,748
Other trading account assets, at fair value	2,948	3,840
Equity securities, available for sale, at fair value (cost: 2013-$4,358; 2012-$4,035)	6,421	5,346
Commercial mortgage and other loans	35,249	30,738
Policy loans	8,749	8,215
Other long-term investments (includes $873 and $464 measured at fair value under the fair value
option at December 31, 2013 and 2012, respectively)	7,860	6,722
Short-term investments and other	6,283	3,607
Total investments	241,424	234,991

Cash and cash equivalents	2,760	3,487
Accrued investment income	2,000	1,934
Deferred policy acquisition costs	10,210	7,982
Value of business acquired	1,596	227
Other assets	9,319	7,839
Due from parent and affiliates	7,497	8,698
Separate account assets	237,031	207,554
TOTAL ASSETS	$511,837	$472,712

LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$115,717	$118,100
Policyholders' account balances	86,697	76,219
Policyholders' dividends	5,425	7,390
Securities sold under agreements to repurchase	7,898	5,680
Cash collateral for loaned securities	4,992	3,902
Income taxes	1,975	4,081
Short-term debt	1,613	700
Long-term debt	11,570	12,011
Other liabilities	9,045	6,710
Due to parent and affiliates	9,340	8,596
Separate account liabilities	237,031	207,554
Total liabilities	491,303	450,943

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 22)

EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at
at December 31, 2013 and 2012)	2	2
Additional paid-in capital	18,968	18,269
Accumulated other comprehensive income	98	3,212
Retained earnings	1,462	277
Total Prudential Insurance Company of America's Equity	20,530	21,760
Noncontrolling interests	4	9
Total equity	20,534	21,769
TOTAL LIABILITIES AND EQUITY	$511,837	$472,712

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations
Years Ended December 31, 2013, 2012 and 2011 (in millions)

	2013	2012	2011
REVENUES
Premiums	$10,806	$42,466	$10,586
Policy charges and fee income	4,172	3,168	2,575
Net investment income	10,063	8,891	8,762
Other income	998	1,603	1,937
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(1,024)	(1,417)	(1,913)
Other-than-temporary impairments on fixed maturity securities transferred to
Other Comprehensive Income	856	1,264	1,664
Other realized investment gains (losses), net	(2,394)	230	1,614
Total realized investment gains (losses), net	(2,562)	77	1,365
Total revenues	23,477	56,205	25,225

BENEFITS AND EXPENSES
Policyholders' benefits	13,626	45,357	12,623
Interest credited to policyholders' account balances	1,777	2,870	3,146
Dividends to policyholders	1,942	2,052	2,600
Amortization of deferred policy acquisition costs	(205)	654	1,217
General and administrative expenses	4,784	4,250	4,472
Total benefits and expenses	21,924	55,183	24,058

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES
AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	1,553	1,022	1,167
Income taxes:
Current	(577)	622	266
Deferred	703	(550)	175
Total income tax expense (benefit)	126	72	441

INCOME FROM CONTINUING OPERATIONS BEFORE EQUITY IN EARNINGS
OF OPERATING JOINT VENTURES	1,427	950	726
Equity in earnings of operating joint ventures, net of taxes	36	37	156
INCOME FROM CONTINUING OPERATIONS	1,463	987	882
Income (loss) from discontinued operations, net of taxes	(3)	(2)	15
NET INCOME	1,460	985	897
Less: Income (loss) attributable to noncontrolling interests	1	(1)	(13)
NET INCOME ATTRIBUTABLE TO PRUDENTIAL INSURANCE COMPANY OF AMERICA	$1,459	$986	$910

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Comprehensive Income
Years December 31, 2013, 2012 and 2011 (in millions)

	2013	2012	2011

NET INCOME	$1,460	$985	$897

Other comprehensive income (loss), before tax:
Foreign currency translation adjustments for the period	7	6	(36)
Net unrealized investment gains (losses)	(5,638)	1,533	2,623
Defined benefit pension and postretirement unrecognized periodic benefit (loss)	846	(685)	(294)

Total	(4,785)	854	2,293
Less:Income tax expense (benefit) related to other comprehensive income (loss)	(1,671)	260	823

Other comprehensive income (loss), net of taxes	(3,114)	594	1,470

Comprehensive Income (Loss)	(1,654)	1,579	2,367

Less: Comprehensive income attributable to noncontrolling interests	1	(1)	(13)

Comprehensive income (loss) attributable to Prudential Insurance Company of America	$(1,655)	$1,580	$2,380

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Equity
Years Ended December 31, 2013, 2012 and 2011 (in millions)

					Total
					Prudential
			Retained	Accumulated	Insurance
		Additional	Earnings	Other	Company
	Common	Paid-in	(Accumulated	Comprehensive	of America	Noncontrolling	Total
	Stock	Capital	Deficit)	Income (Loss)	Equity	Interests	Equity
Balance, December 31, 2010	$2	$18,275	$708	$1,148	$20,133	$23	$20,156
Dividends to parent			(1,727)		(1,727)		(1,727)
Assets purchased/transferred from affiliates					0		0
Long-term stock-based compensation program		7			7		7
Comprehensive income:
Net income (loss)			910		910	(13)	897
Other comprehensive income, net of taxes				1,470	1,470		1,470
Total comprehensive income					2,380	(13)	2,367

Balance, December 31, 2011	2	18,282	(109)	2,618	20,793	10	20,803
Dividends to parent			(600)		(600)		(600)
Assets purchased/transferred from affiliates		(35)			(35)		(35)
Long-term stock-based compensation program		22			22		22
Comprehensive income:
Net income (loss)			986		986	(1)	985
Other comprehensive income, net of taxes				594	594		594
Total comprehensive income					1,580	(1)	1,579

Balance, December 31, 2012	2	18,269	277	3,212	21,760	9	21,769
Capital contributions from parent		712			712		712
Dividends to parent			(274)		(274)		(274)
Distributions to non controlling interests						(6)	(6)
Assets purchased/transferred from affiliates		(25)			(25)		(25)
Long-term stock-based compensation program		12			12		12
Comprehensive income:
Net income (loss)			1,459		1,459	1	1,460
Other comprehensive income, net of taxes				(3,114)	(3,114)		(3,114)
Total comprehensive income (loss)					as of	1	(1,654)
Balance, December 31, 2013	2	18,968	1,462	98	20,530	4	20,534

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows
Years Ended December 31, 2013, 2012 and 2011 (in millions)

	2013	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,460	$985	$897
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	2,562	(77)	(1,364)
Policy charges and fee income	(1,335)	(1,001)	(751)
Interest credited to policyholders' account balances	1,777	2,871	3,147
Depreciation and amortization	19	(205)	(206)
(Gains) losses on trading account assets supporting insurance liabilities, net	718	(408)	(385)
Change in:
Deferred policy acquisition costs	(1,797)	(1,229)	(428)
Future policy benefits and other insurance liabilities	(740)	2,321	1,735
Other trading account assets	1,251	1,404	563
Income taxes	(1,150)	824	(197)
Other, net	(744)	(2,643)	2,132
Cash flows from operating activities	2,021	2,842	5,143
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	49,172	27,664	25,501
Trading account assets supporting insurance liabilities and other trading account assets	16,109	12,969	21,082
Equity securities, available for sale	3,431	3,345	2,346
Commercial mortgage and other loans	5,055	4,075	3,797
Policy loans	1,054	994	890
Other long-term investments	1,141	371	354
Short-term investments	45,050	17,476	14,103
Payments for the purchase/origination of:
Fixed maturities, available for sale	(49,095)	(27,872)	(25,799)
Trading account assets supporting insurance liabilities and other trading account assets	(17,039)	(13,206)	(22,439)
Equity securities, available for sale	(3,354)	(3,055)	(2,100)
Commercial mortgage and other loans	(8,883)	(6,018)	(5,838)
Policy loans	(642)	(783)	(611)
Other long-term investments	(1,968)	(1,308)	(824)
Short-term investments	(47,458)	(18,432)	(13,827)
Due to/from parent and affiliates	(649)	(1,210)	(1,358)
Acquisition of business, net of cash acquired	(488)	0	0
Other, net	(248)	83	110
Cash flows used in investing activities	(8,812)	(4,907)	(4,613)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders' account deposits	17,865	15,780	15,467
Policyholders' account withdrawals	(15,883)	(16,768)	(15,565)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	3,308	704	1,065
Net change in financing arrangements (maturities 90 days or less)	30	(363)	37
Proceeds from the issuance of debt (maturities longer than 90 days)	1,242	2,803	2,793
Repayments of debt (maturities longer than 90 days)	(779)	(585)	(1,473)
Excess tax benefits from share-based payment arrangements	13	22	12
Capital contribution from parent	712	0	0
Dividends to parent	(232)	(600)	(1,630)
Other, net	(206)	138	(122)
Cash flows from financing activities	6,070	1,131	584
Effect of foreign exchange rate changes on cash balances	(6)	(7)	(15)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(727)	(941)	1,099
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	3,487	4,428	3,329
CASH AND CASH EQUIVALENTS, END OF YEAR	$2,760	$3,487	$4,428

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid/(received)	$(543)	$(211)	$355
Interest paid	$218	$505	$306

NON-CASH TRANSACTIONS DURING THE YEAR
Federal Home Loan Bank of New York debt reissued as funding agreements and reported as policyholder account balances	$0	$445	$0
Assets received and related liabilities recorded from two significant Pension Risk Transfer transactions	$0	$33,423	$0
Assets received from affiliates as repayment of affiliated loans	$433	$0	$0
Non-cash dividend to parent	$42	$0	$0
Acquisition of The Hartford's individual life business (See Note 3):
Assets acquired, excluding cash and cash equivalents acquired	$11,056	$0	$0
Liabilities assumed	10,568	0	0
Net cash paid on acquisition	$488	$0	$0

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

1.   BUSINESS AND BASIS OF PRESENTATION

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The Company has organized its operations into the Closed Block Business and the Financial Services Businesses. The Closed Block Business consists principally of the Closed Block assets and liabilities (See Note 12); assets held outside the Closed Block that Prudential Insurance needs to hold to meet capital requirements related to the Closed Block policies and invested assets held outside the Closed Block that represent the difference between the Closed Block Assets and Closed Block Liabilities and the interest maintenance reserve (collectively, “Surplus and Related Assets”); deferred policy acquisition costs related to Closed Block policies; and certain other related assets and liabilities. Its Financial Services Businesses consist primarily of non-participating individual life insurance, annuities, group insurance and retirement-related services.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

Basis of Presentation

The Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. See Note 5 for more information on the Company’s consolidated variable interest entities. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated. The Company has extensive transactions and relationships with Prudential Financial and other affiliates. Due to these relationships it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties. The Company has evaluated subsequent events through March 28, 2014, the date these financial statements were issued.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; value of business acquired and its amortization; amortization of sales inducements; measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees;  pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Out of Period Adjustments

As previously disclosed in its Consolidated Financial Statements for the years ended December 31, 2012 and 2011, during 2012, the Company recorded out of period adjustments resulting in an aggregate net decrease of $76 million to “Income from continuing operations before income taxes and equity in earnings of operating joint ventures” for the year ended December 31, 2012.  The adjustments were primarily due to 1) a charge of $70 million resulting from an increase in reserves for estimated payments arising from use of new Social Security Master Death File matching criteria to identify deceased policy and contract

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

holders, which should have been reflected in the third quarter of 2011; and 2) an increase of $40 million in recorded liabilities for certain employee benefits based on a review of the consistency of recognition of such liabilities across the Company which should have been recorded in prior years. Management evaluated the errors and concluded they were not material to any previously reported financial statements or to the current year.

As previously disclosed in its Consolidated Financial Statements, for the year ended December 31, 2011, the Company recorded an out of period adjustment that increased “Income from continuing operations before income taxes and equity in earnings of operating joint ventures” by $99 million. The adjustment related to the capitalization of acquisition costs (expense allowance) associated with an affiliated reinsurance arrangement. The Company, which is the assuming company, had been using an approximation method for determining the amount of acquisition costs to capitalize. However, the Company should have been capitalizing all of the payments to the affiliated ceding company. This adjustment also increased the deferred policy acquisition cost asset by the same amount.  The correction was not material to any previously reported financial statements.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

2. SIGNIFICANTACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment-Related Liabilities

The Company’s principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 19 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount, is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA, or those for which an other than temporary impairment has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available-for-sale,” net of tax, and the effect on deferred policy acquisition costs, value of business acquired, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”).

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Other trading account assets, at fair value” consist primarily of fixed maturities, equity securities, including certain perpetual preferred stock, and certain derivatives. Realized and unrealized gains and losses on these investments are reported in “Other income” and interest and dividend income from these investments is reported in “Net investment income.” Realized and unrealized gains and losses and interest and dividend income on investments related to the Company’s former global commodities

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Notes to Consolidated Financial Statements

group are reported in “Income from discontinued operations, net of taxes.” See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

“Equity securities available-for-sale, at fair value” are comprised of common stock, mutual fund shares and non-redeemable  preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, value of business acquired, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when earned.

“Commercial mortgage and other loans” consist of commercial mortgage loans, agricultural loans, loans backed by residential properties, as well as certain other collateralized and uncollateralized loans.

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 4 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories.  Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also

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Notes to Consolidated Financial Statements

includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 4 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Loans backed by residential properties and uncollateralized loans are also reviewed periodically. Each loan is assigned an internal or external credit rating. Internal credit ratings take into consideration various factors including financial ratios and qualitative assessments based on non-financial information.  In cases where there are personal or third party guarantors, the credit quality of the guarantor is also reviewed. These factors are used in developing the allowance for losses. Based on the diversity of the loans in these categories and their immateriality, the Company has not disclosed the credit quality indicators related to these loans in Note 4.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring.  These restructurings generally include one or more of the following:  full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a "troubled debt restructuring" as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff  or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.

 In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 4 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

“Policy loans” are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income;” however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative operations are reported in “Other income.” Income and expenses related to these transactions executed within the Company’s former global commodities group are reported in “Income from discontinued operations, net of taxes.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

“Other long-term investments” consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.”  The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag. The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. See Note 5 for additional information about variable interest entities.

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment

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Notes to Consolidated Financial Statements

whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to other-than-temporary impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.” In the period a real estate investment is deemed held for sale and meets all of the discontinued operation criteria, the Company reports all related net investment income and any resulting investment gains and losses as discontinued operations for all periods presented.

“Short-term investments” primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments. Short-term investments held in the Company’s former broker-dealer operations were marked-to-market through “Income from discontinued operations, net of taxes.”

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans  and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. Realized investment gains and losses related to the Company’s former global commodities group are reported in “Income from discontinued operations, net of taxes.” See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized. In addition to the above mentioned circumstances, the Company also recognizes an other-than-temporary impairment in earnings when a non-functional currency denominated security in an unrealized loss position due to currency exchange rates approaches maturity.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria or the unrealized losses due to changes in foreign currency exchange rates are not expected to be recovered before maturity, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these

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Notes to Consolidated Financial Statements

criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including deferred policy acquisition costs, the value of business acquired, deferred sales inducements, certain future policy benefits, policyholders’ dividends and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Deferred Policy Acquisition Costs

Costs that vary with and that are directly related to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) primarily include commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. See below under “Adoption of New Accounting Pronouncements” for a discussion of the authoritative guidance adopted effective January 1, 2012, regarding which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

For traditional participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross margins on unamortized DAC is reflected in “Amortization of deferred policy acquisition costs” in the period such estimated gross margins are revised. DAC related to interest-sensitive and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts (periods ranging from 25 to 99 years) in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated

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Notes to Consolidated Financial Statements

periodically. The Company uses a reversion to the mean approach for equities to derive  future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain optional living benefit features of the Company’s variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management’s estimate of total gross profits used for setting the amortization rate. The effect of changes to total gross profits on unamortized DAC is reflected in “Amortization of deferred policy acquisition costs” in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For group annuity contracts (other than single premium group annuities), acquisition costs are generally deferred and amortized over the expected life of the contracts in proportion to gross profits. For group corporate-, bank- and trust-owned life insurance contracts, acquisition costs are deferred and amortized in proportion to lives insured. For single premium immediate annuities with life contingencies, and single premium group annuities and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Value of Business Acquired

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the value of business acquired (“VOBA”). VOBA includes an explicit adjustment to reflect the cost of capital attributable to the acquired insurance contracts. VOBA represents an adjustment to the stated value of inforce insurance contract liabilities to present them at fair value, determined as of the acquisition date. VOBA balances are subject to recoverability testing, in the manner in which it was acquired. The Company has established a VOBA asset related to the January 2013 acquisition of the individual life insurance business of The Hartford Financial Services Group, Inc. (“The Hartford”), as well as related to acquired deferred annuity, defined contribution and defined benefit businesses. The Company generally amortizes VOBA over the effective life of the acquired contracts in “General and administrative expenses.” For acquired annuity and non-traditional life insurance contracts, VOBA is amortized in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. For acquired defined contribution and defined benefit businesses, the majority of VOBA is amortized in proportion to estimated gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The effect of changes in total gross profits on unamortized VOBA is reflected in the period such total gross profits are revised. VOBA, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 8 for additional information regarding VOBA and Note 3 for additional information regarding the acquisition of The Hartford’s individual life insurance business.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate-related investments, real estate mortgage loans, short-term investments and derivative instruments. The assets of each account are legally

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Notes to Consolidated Financial Statements

segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding separate account arrangements with contractual guarantees. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Other income.” Seed money that the Company invests in separate accounts is reported in the appropriate general account asset line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrues to the Company and is included in the Company’s results of operations.

Other Assets and Other Liabilities

Other assets consist primarily of prepaid pension benefit costs, certain restricted assets,  trade receivables, value of business acquired, goodwill and other intangible assets, deferred sales inducements, the Company’s investments in operating joint ventures, which include the Company’s previously held indirect investment in China Pacific Insurance (Group) Co., Ltd. (“China Pacific Group”), property and equipment, reinsurance recoverables, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of trade payables, pension and other employee benefit liabilities, derivative liabilities, reinsurance payables, and payables resulting from purchases of securities that had not yet settled at the balance sheet date.

Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. Goodwill is assigned to reporting units at the date the goodwill is initially recorded. Once goodwill has been assigned to reporting units, it no longer retains its association with a particular acquisition, and all of the activities within the reporting unit, whether acquired or organically grown, are available to support the value of the goodwill.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The Company’s reporting units are the Financial Services Businesses and the Closed Block Business. The fundamental goodwill impairment analysis is a two-step test that is performed at the reporting unit level. The first step, used to identify potential impairment, involves comparing each reporting unit’s fair value to its carrying value including goodwill. If the fair value of a reporting unit exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill assigned to the reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded in “General and administrative expenses” for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of a reporting unit including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted.

In accordance with accounting guidance, the Company may first perform a qualitative goodwill assessment to determine whether events or circumstances lead to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. Factors such as macroeconomic conditions; industry and market considerations; cost factors and other are

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Notes to Consolidated Financial Statements

used to assess the validity of goodwill. If, after assessing the totality of events or circumstances, the Company determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step goodwill impairment test, as described above, is not necessary. If, however, the Company concludes otherwise, then the Company must perform the first step of the two-step impairment test by comparing the reporting unit’s fair value with its carrying value including goodwill. If the carrying value exceeds fair value, then the Company must perform the second step of the goodwill impairment test to measure the impairment loss, if any.

See Note 9 for additional information regarding goodwill.

The Company offers various types of sales inducements to policyholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements (“DSI”) and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of DSI in “Interest credited to policyholders’ account balances.” DSI, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 11 for additional information regarding sales inducements.

The most significant of the Company’s reinsurance recoverables and payables included in “Other Assets” and/or “Other Liabilities” are receivables and corresponding payables associated with the reinsurance arrangements used to effect the Company’s acquisition of CIGNA’s retirement businesses and The Hartford’s individual life business. The remaining amounts relate to other reinsurance arrangements entered into by the Company. For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 13 for additional information about the Company’s reinsurance arrangements.

Identifiable intangible assets are recorded net of accumulated amortization. The Company tests identifiable intangible assets for impairment on an annual basis as of December 31 of each year or whenever events or circumstances suggest that the carrying value of an identifiable intangible asset may exceed the sum of the undiscounted cash flows expected to result from its use and eventual disposition. If this condition exists and the carrying value of an identifiable intangible asset exceeds its fair value, the excess is recognized as an impairment and is recorded as a charge against net income. Measuring intangibles requires the use of estimates. Significant estimates include the projected net cash flow attributable to the intangible asset and the risk rate at which future net cash flows are discounted for purposes of estimating fair value, as applicable. Identifiable intangible assets primarily include customer relationships and mortgage servicing rights. See Note 9 for additional information regarding identifiable intangible assets.

Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. See Note 7 for additional information on investments in operating joint ventures.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity is generally based on Company experience, industry data and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. In determining if a premium deficiency related to short-duration contracts exists, the Company considers, among other factors, anticipated investment income.

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Notes to Consolidated Financial Statements

Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 10 for additional information regarding future policy benefits.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has been incurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 11, and certain unearned revenues.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 10 for additional information regarding policyholders’ account balances.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents amounts expected to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance. The policyholder dividend obligation also includes amounts relating to net unrealized gains on securities classified as available-for-sale. For additional information on the policyholder dividend obligation, see Note 12.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive and variable life contracts, and health insurance and long-term care products are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is deferred and recognized into revenue in a constant relationship to the amount of expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 11. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 11.

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Notes to Consolidated Financial Statements

Amounts received as payment for interest-sensitive or variable group and individual life contracts, deferred fixed or variable annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC, DSI and VOBA.

For group life, other than interest-sensitive and variable group life contracts, and disability insurance, premiums are generally recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting.

Other Income

“Other income” includes asset management fees and securities commission revenues, which are recognized in the period in which the services are performed. Realized and unrealized gains or losses from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets,” and short-term investments that are marked-to-market through other income.

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of operations and financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related qualifying hedge gains and losses and income taxes, in AOCI. Gains and losses resulting from the remeasurement of foreign currency transactions are reported in either AOCI or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities and to mitigate volatility of net investments in foreign operations resulting from changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 21, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Derivatives were also used in a derivative broker-dealer capacity in the Company’s global commodities group to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices and prices of securities and commodities. The Company’s global commodities group was sold on July 1, 2011. See Note 3 for further details. Realized and unrealized changes in fair value of derivatives used in these dealer-related operations are included in “Income from discontinued operations, net of taxes” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives are recorded either as assets, within “Other trading account assets, at fair value” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded either in current period earnings if the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or in AOCI if the hedge transaction is a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within AOCI.

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” In this scenario, the hedged asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets, at fair value.”

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 14 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s income statement. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.  Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 18 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In December 2013, the FASB issued updated guidance establishing a single definition of a public business entity for use in financial accounting and reporting guidance. This new guidance is effective for all current and future reporting periods and did not have a significant effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In July 2013, the FASB issued new guidance regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting, in addition to the United States Treasury rate and London Inter-Bank Offered Rate (“LIBOR”). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance is effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013, and should be applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity is required to separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance is effective for the first interim or annual reporting period beginning after December 15, 2012, and should be applied prospectively. The disclosures required by this guidance are included in Note 15.

In December 2011 and January 2013, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. This new guidance is effective for interim or annual reporting periods beginning on or after January 1, 2013, and should be applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 21.

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Notes to Consolidated Financial Statements

In December 2012, the Company adopted retrospectively a change in method of applying an accounting principle for the Company’s pension plans. The change in accounting method relates to the calculation of market related value of pension plan assets, used to determine net periodic pension cost. The impact of this change in accounting method on net income for the year ended December 31, 2012 was an increase of $96 million. In addition, this change resulted in a cumulative increase of $144 million in retained earnings previously reported for December 31, 2009, with a corresponding decrease in AOCI. For additional information on the change in accounting method for the Company’s pension plans, see Note 17.

Effective January 1, 2012, the Company adopted, retrospectively, new authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Prior period financial information presented in these financial statements has been adjusted to reflect the retrospective adoption of the amended guidance. Retained earnings previously reported for December 31, 2009 were reduced $1,105 million and AOCI was increased $36 million as a result of this retrospective adoption. The lower level of costs now qualifying for deferral will be only partially offset by a lower level of amortization of “Deferred policy acquisition costs”, and, as such, will initially result in lower earnings in future periods. This amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company adopted this guidance effective January 1, 2012 and applied the retrospective method of adoption. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company’s cash flows.

In September 2011, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the application of the goodwill impairment test. The updated guidance allows an entity to first perform a qualitative assessment to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the totality of events or circumstances, an entity determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step impairment test is not necessary. However, if an entity concludes otherwise, then it must perform the first step of the two-step impairment test by calculating the fair value of the reporting unit and comparing the fair value with the carrying amount of the reporting unit. If the carrying amount of a reporting unit exceeds its fair value, then the entity is required to perform the second step of the goodwill impairment test to measure the impairment loss, if any. An entity has the option to bypass the qualitative assessment for any reporting unit in any period and to proceed directly to performing the first step of the two-step goodwill impairment test. An entity may resume performing the qualitative assessment in any subsequent period. The updated guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The Company’s early adoption of this guidance, as permitted, effective December 31, 2011, had no impact on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Company opted to present the total of comprehensive income, the components of net income, and the components of other comprehensive income in two separate but consecutive statements. The Consolidated Financial Statements included herein reflect the adoption of this updated guidance.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements.  The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The expanded disclosures required by this guidance are included in Note 19. Adoption of this guidance did not have a significant effect on the Company’s consolidated financial position or results of operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company’s adoption of this guidance did not have a significant effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In April 2011, the FASB issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring.  This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption.  The Company’s adoption of this guidance in the third quarter of 2011 did not have a significant effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

Future Adoption of New Accounting Pronouncements

In March 2013, the FASB issued updated guidance regarding the recognition in net income of the cumulative translation adjustment upon the sale or loss of control of a business or group of assets residing in a foreign subsidiary, or a loss of control of a foreign investment. The guidance is effective for the first interim or annual reporting period beginning after December 15, 2013, and should be applied prospectively. The amendments require an entity that ceases to have a controlling financial interest in a subsidiary or group of assets within a foreign entity to release any related cumulative translation adjustment into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. For an equity method investment that is a foreign entity, the partial sale guidance still applies. As such, a pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of such an equity method investment. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In June 2013, the FASB issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. Under the guidance, all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. This new guidance is effective for interim or annual reporting periods that begin after December 15, 2013, and should be applied prospectively. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In July 2013, the FASB issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance is effective for interim or annual reporting periods that begin after December 15, 2013, and should be applied prospectively, with early application permitted. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In January 2014, the FASB issued updated guidance regarding investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity is permitted to make an accounting policy election to amortize the initial cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the statement of operations as a component of income tax expense (benefit) if certain conditions are met. The new guidance is effective for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2014, and should be applied retrospectively to all periods presented. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In January 2014, the FASB issued updated guidance for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014. This guidance can be elected for prospective adoption or by using a modified retrospective transition method. This guidance is not expected to have a significant impact on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In January 2014, the FASB issued updated guidance specifying that an operating entity in a service concession arrangement within the scope of this guidance should not account for the service concession arrangement as a lease. The new guidance is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2014, and should be applied on a modified retrospective basis. This guidance is not expected to have a significant impact on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

3. ACQUISITIONS AND DISPOSITIONS

Acquisition of UniAsia Life Assurance

On January 2, 2014, the Company completed the acquisition of UniAsia Life Assurance Berhad, an established life insurance company in Malaysia, through the formation of a joint venture with Bank Simpanan Nasional (“BSN”), a bank owned by the Malaysian government. The joint venture paid cash consideration of approximately $160 million, 70% of which was provided by Prudential Insurance and 30% of which was provided by BSN. This acquisition is part of the Company’s strategic initiative to further expand its business in Southeast Asian markets.

Acquisition of The Hartford’s Individual Life Insurance Business

On January 2, 2013, the Company acquired The Hartford’s individual life insurance business through a reinsurance transaction. Under the agreement, the Company paid The Hartford cash consideration of $615 million, primarily in the form of a ceding commission to provide reinsurance for approximately 700,000 life insurance policies with net retained face amount in force of approximately $141 billion. The acquisition increased the Company’s scale in the U.S. individual life insurance market, particularly universal life products, and provided complementary distribution opportunities through expanded wirehouse and bank distribution channels.

The assets and liabilities assumed have been included in the Company’s Consolidated Financial Statements as of the acquisition date. After adjustments, total assets assumed were $11.2 billion, which includes $1.4 billion of value of business acquired and $0.1 billion of cash, and total liabilities assumed were $10.6 billion. There is no goodwill, including tax deductible goodwill, associated with the acquisition.

Discontinued Operations

	Income (loss) from discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2013	2012	2011

	(in millions)
Real estate investments sold or held for sale(1)	$(7)	$(3)	$(1)
Global commodities business(2)	2	0	22
Income (loss) from discontinued operations before income taxes	(5)	(3)	21
Income tax (benefit) expense	(2)	(1)	6
Income (loss) from discontinued operations, net of taxes	$(3)	$(2)	$15

(1)	Reflects the income or loss from discontinued real estate investments.
(2)
In 2011, the Company completed the sale of all the issued and outstanding shares of capital stock of the subsidiaries that conduct its global commodities business (the “Global Commodities Business”) and certain assets that are primarily used in connection with the Global Commodities Business to Jefferies Group, Inc. (“Jefferies”). Subsidiaries included in the sale were Prudential Bache Commodities, LLC, Prudential Bache Securities, LLC, Bache Commodities Limited, and Bache Commodities (Hong Kong) Ltd. The Company received cash proceeds of $422 million. Included in the table above for the year ended December 31, 2011, are after-tax losses of $13 million recorded in connection with the sale of these operations, consisting of pre-tax losses of $12 million and income tax benefit of $1 million.

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $5 million and $1 million, respectively, at December 31, 2013 and $6 million and $1 million, respectively, at December 31, 2012.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

4. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2013

					Other-than-
		Gross	Gross		temporary
	Amortized	Unrealized	Unrealized	Fair	impairments
	Cost	Gains	Losses	Value	in AOCI (3)

	(in millions)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S.
government authorities and agencies	$8,537	$847	$56	$9,328	$0
Obligations of U.S. states and their political
subdivisions	3,131	150	136	3,145	0
Foreign government bonds	1,496	230	54	1,672	1
Corporate securities	109,827	6,619	3,136	113,310	(4)
Asset-backed securities(1)	9,981	170	301	9,850	(730)
Commercial mortgage-backed securities	12,864	305	157	13,012	0
Residential mortgage-backed securities(2)	4,530	204	32	4,702	(7)
Total fixed maturities, available-for-sale	$150,366	$8,525	$3,872	$155,019	$(740)
Equity securities, available-for-sale	$4,358	$2,078	$15	$6,421

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)
Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $786 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2012

					Other-than-
		Gross	Gross		temporary
	Amortized	Unrealized	Unrealized	Fair	impairments
	Cost	Gains	Losses	Value	in AOCI(3)

	(in millions)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S.
government authorities and agencies	$9,184	$2,198	$30	$11,352	$0
Obligations of U.S. states and their political
subdivisions	2,339	397	5	2,731	0
Foreign government bonds	1,618	372	3	1,987	1
Corporate securities	103,552	10,848	728	113,672	(1)
Asset-backed securities(1)	10,838	176	670	10,344	(900)
Commercial mortgage-backed securities	10,211	661	5	10,867	0
Residential mortgage-backed securities(2)	6,476	353	7	6,822	(11)
Total fixed maturities, available-for-sale	$144,218	$15,005	$1,448	$157,775	$(911)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Equity securities, available-for-sale	$4,035	$1,325	$14	$5,346

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)
Represents the amount of other-than-temporary impairment losses in AOCI which were not included in earnings. Amount excludes $666 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2013, are as follows:

	Available-for-Sale
	Amortized	Fair
	Cost	Value

	(in millions)
Due in one year or less	$4,433	$4,527
Due after one year through five years	28,054	29,905
Due after five years through ten years	32,933	34,424
Due after ten years	57,571	58,599
Asset-backed securities	9,981	9,850
Commercial mortgage-backed securities	12,864	13,012
Residential mortgage-backed securities	4,530	4,702
Total	$150,366	$155,019

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2013	2012	2011

	(in millions)
Fixed maturities, available-for-sale
Proceeds from sales	$32,563	$11,596	$12,493
Proceeds from maturities/repayments	16,672	15,560	12,742
Gross investment gains from sales, prepayments, and maturities	563	419	797
Gross investment losses from sales and maturities	(1,282)	(118)	(102)

Equity securities, available-for-sale
Proceeds from sales	$3,431	$3,342	$2,349
Gross investment gains from sales	403	311	439
Gross investment losses from sales	(76)	(205)	135

Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on
fixed maturities recognized in earnings(1)	$(168)	$(153)	$(249)
Writedowns for impairments on equity securities	(10)	(32)	(30)

(1)
Excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). For these securities, the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI
	Year Ended December 31,
	2013	2012

	(in millions)

Balance, beginning of period	$972	$1,193
Credit loss impairments previously recognized on securities which matured, paid down,
prepaid or were sold during the period	(178)	(291)
Credit loss impairments previously recognized on securities impaired to fair value during
the period(1)	(4)	(74)
Credit loss impairment recognized in the current period on securities not previously impaired	6	20
Additional credit loss impairments recognized in the current period on securities
previously impaired	69	89
Increases due to the passage of time on previously recorded credit losses	51	58
Accretion of credit loss impairments previously recognized due to an increase in
cash flows expected to be collected	(13)	(23)
Balance, end of period	$903	$972

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” as of the dates indicated:

	December 31, 2013		December 31, 2012

	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value

	(in millions)
Short-term investments and cash equivalents	$697	$697	$938	$938
Fixed maturities:
Corporate securities	11,955	12,461	10,968	11,998
Commercial mortgage-backed securities	2,417	2,441	2,096	2,229
Residential mortgage-backed securities(1)	1,857	1,830	1,965	2,026
Asset-backed securities(2)	1,096	1,107	1,178	1,116
Foreign government bonds	117	117	119	126
U.S. government authorities and agencies and obligations of U.S.
states	213	233	259	307
Total fixed maturities	17,655	18,189	16,585	17,802
Equity securities	12	9	17	8
Total trading account assets supporting insurance liabilities	$18,364	$18,895	$17,540	$18,748

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

(1)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(2)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

The net change in unrealized gains / (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income”, was $(677) million, $417 million and $336 million during the years ended December 31, 2013, 2012 and 2011, respectively.

Other Trading Account Assets

The following table sets forth the composition of “Other trading account assets” as of the dates indicated:

	December 31, 2013		December 31, 2012
	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value

	(in millions)
Fixed maturities	$584	$638	$358	$374
Equity securities	210	244	198	223
Subtotal	$794	882	$556	597
Derivative instruments		2,066		3,243
Total other trading account assets	794	$2,948	$556	$3,840

The net change in unrealized gains / (losses) from other trading account assets, excluding derivative instruments, still held at period end, recorded within “Other income”, was $47 million, $34 million and $(34) million during the years ended December 31, 2013, 2012 and 2011, respectively.

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows, as of the dates indicated:

	December 31, 2013		December 31, 2012
	Amount	% of	Amount	% of
	(in millions)	Total	(in millions)	Total

Commercial and Agricultural mortgage loans by property type:
Office	$7,028	20.2%	$6,223	20.2%
Retail	7,948	22.8	7,479	24.3
Apartments/Multi-Family	6,093	17.5	4,260	13.8
Industrial	6,545	18.8	6,850	22.3
Hospitality	1,924	5.5	1,245	4.0
Other	3,158	9.1	2,678	8.7

Total commercial mortgage loans	32,696	93.9	28,735	93.3

Agricultural property loans	2,130	6.1	2,057	6.7
Total commercial mortgage and agricultural loans by property type	34,826	100.0%	30,792	100.0%
Valuation allowance	(178)		(204)

Total net commercial mortgage and agricultural loans
by property type	34,648		30,588

Other loans
Uncollateralized loans	297		145
Residential property loans	4		5
Other collateralized loans	300		0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Total other loans	601	150
Valuation allowance	0	0

Total net other loans	601	150

Total commercial mortgage and other loans	$35,249	$30,738

The commercial mortgage and agricultural property loans are geographically dispersed primarily throughout the United States and Canada with the largest concentrations in California (27%), New York (10%) and Texas (9%) at December 31, 2013.

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, is as follows:

	Commercial	Agricultural	Residential	Other
	Mortgage	Property	Property	Collateralized	Uncollateralized
	Loans	Loans	Loans	Loans	Loans	Total

	(in millions)

Allowance for losses, beginning of year, 2012	$254	$13	$0	$0	$1	$268
Addition to / (release of) allowance of
losses	(9)	0	0	0	(1)	(10)
Charge-offs, net of recoveries	(54)	0	0	0	0	(54)
Change in foreign exchange	0	0	0	0	0	0
Total Ending Balance, 2012	$191	$13	$0	$0	$0	$204

	Commercial	Agricultural	Residential	Other
	Mortgage	Property	Property	Collateralized	Uncollateralized
	Loans	Loans	Loans	Loans	Loans	Total

	(in millions)

Allowance for losses, beginning of year, 2013	$191	$13	$0	$0	$0	$204
Addition to / (release of) allowance of
losses	10	(6)	0	0	0	4
Charge-offs, net of recoveries	(30)	0	0	0	0	(30)
Change in foreign exchange	0	0	0	0	0	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Total Ending Balance, 2013	$171	$7	$0	$0	$0	$178
The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans, for the years ended December 31:

	2013
	Commercial	Agricultural	Residential	Other
	Mortgage	Property	Property	Collateralized	Uncollateralized
	Loans	Loans	Loans	Loans	Loans	Total

Allowance for Credit Losses:	(in millions)
Ending balance: individually evaluated
for impairment	$13	$0	$0	$0	$0	$13
Ending balance: collectively evaluated
for impairment	158	7	0	0	0	165
Ending balance: loans acquired with
deteriorated credit quality	0	0	0	0	0	0
Total ending balance	$171	$7	$0	$0	$0	$178

Recorded Investment:(1)
Ending balance gross of reserves:
individually evaluated for impairment	$214	$5	$0	$0	$0	$219
Ending balance gross of reserves:
collectively evaluated for impairment	32,482	2,125	4	300	297	35,208
Ending balance gross of reserves: loans
acquired with deteriorated credit
quality	0	0	0	0	0	0
Total ending balance, gross of reserves	$32,696	$2,130	$4	$300	$297	$35,427

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

	2012
	Commercial	Agricultural	Residential	Other
	Mortgage	Property	Property	Collateralized	Uncollateralized
	Loans	Loans	Loans	Loans	Loans	Total

Allowance for Credit Losses:	(in millions)
Ending balance: individually evaluated
for impairment	$41	$6	$0	$0	$0	$47
Ending balance: collectively evaluated
for impairment	150	7	0	0	0	157
Ending balance: loans acquired with
deteriorated credit quality	0	0	0	0	0	0
Total ending balance	$191	$13	$0	$0	$0	$204

Recorded Investment:(1)
Ending balance gross of reserves:
individually evaluated for impairment	$575	$40	$0	$0	$0	$615
Ending balance gross of reserves:
collectively evaluated for impairment	28,160	2,017	5	0	145	30,327
Ending balance gross of reserves: loans
acquired with deteriorated credit
quality	0	0	0	0	0	0
Total ending balance, gross of reserves	$28,735	$2,057	$5	$0	$145	$30,942

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses, for the years ended December 31, are as follows:

2013
Average
Recorded
		Unpaid		Investment	Interest
	Recorded	Principal	Related	Before	Income
	Investment (1)	Balance	Allowance	Allowance (2)	Recognized (3)

(in millions)
With no related allowance recorded:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Commercial mortgage loans	$18	$18	$0	$22	$0
Agricultural property loans	5	5	0	2	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0
Total with no related allowance	$23	$23	$0	$24	$0

With an allowance recorded:
Commercial mortgage loans	$41	$42	$13	$80	$1
Agricultural property loans	0	0	0	5	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0
Total with related allowance	$41	$42	$13	$85	$1

Total:
Commercial mortgage loans	$59	$60	$13	$102	$1
Agricultural property loans	5	5	0	7	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0
Total	$64	$65	$13	$109	$1

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.
(2)	Average recorded investment represents the average of the beginning-of-period and all subsequent quarterly end-of-period balances.
(3)	The interest income recognized is for the year-to-date income regardless of when the impairment occurred.

	2012
				Average
				Recorded
		Unpaid		Investment	Interest
	Recorded	Principal	Related	Before	Income
	Investment (1)	Balance	Allowance	Allowance (2)	Recognized (3)

	(in millions)
With no related allowance recorded:
Commercial mortgage loans	$14	$14	$0	$39	$3
Agricultural property loans	0	0	0	0	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0
Total with no related allowance	$14	$14	$0	$39	$3

With an allowance recorded:
Commercial mortgage loans	$104	$104	$41	$188	$5
Agricultural property loans	9	9	6	7	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0
Total with related allowance	$113	$113	$47	$195	$5

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Total:
Commercial mortgage loans	$118	$118	$41	$227	$8
Agricultural property loans	9	9	6	7	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0
Total	$127	$127	$47	$234	$8

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.
(2)	Average recorded investment represents the average of the beginning-of-period and all subsequent quarterly end-of-period balances.
(3)	The interest income recognized is for the year-to-date income regardless of when the impairment occurred.

The following tables set forth the credit quality indicators as of December 31, 2013, based upon the recorded investment gross of allowance for credit losses.

Commercial mortgage loans
	Debt Service Coverage Ratio―December 31, 2013
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in millions)
0%-59.99%	$17,322	$549	$176	$18,047
60%-69.99%	9,756	316	88	10,160
70%-79.99%	3,164	405	204	3,773
Greater than 80%	302	158	256	716

Total commercial mortgage loans	$30,544	$1,428	$724	$32,696

Agricultural property loans
	Debt Service Coverage Ratio―December 31, 2013
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in millions)
0%-59.99%	$1,973	$136	$0	$2,109
60%-69.99%	21	0	0	21
70%-79.99%	0	0	0	0
Greater than 80%	0	0	0	0

Total agricultural property loans	$1,994	$136	$0	$2,130

Total commercial and agricultural mortgage loans
	Debt Service Coverage Ratio―December 31, 2013
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in millions)
0%-59.99%	$19,295	$685	$176	$20,156
60%-69.99%	9,777	316	88	10,181
70%-79.99%	3,164	405	204	3,773
Greater than 80%	302	158	256	716

Total commercial and agricultural mortgage loans	$32,538	$1,564	$724	$34,826

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The following tables set forth the credit quality indicators as of December 31, 2012, based upon the recorded investment gross of allowance for credit losses.

Commercial mortgage loans
	Debt Service Coverage Ratio―December 31, 2012
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in millions)
0%-59.99%	$13,869	$449	$170	$14,488
60%-69.99%	8,060	726	37	8,823
70%-79.99%	3,148	733	217	4,098
Greater than 80%	176	651	499	1,326

Total commercial mortgage loans	$25,253	$2,559	$923	$28,735

Agricultural property loans
	Debt Service Coverage Ratio―December 31, 2012
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in millions)
0%-59.99%	$1,583	$186	$44	$1,813
60%-69.99%	209	0	0	209
70%-79.99%	0	0	0	0
Greater than 80%	0	0	35	35

Total agricultural property loans	$1,792	$186	$79	$2,057

Total commercial and agricultural mortgage loans
	Debt Service Coverage Ratio―December 31, 2012
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in millions)
0%-59.99%	$15,452	$635	$214	$16,301
60%-69.99%	8,269	726	37	9,032
70%-79.99%	3,148	733	217	4,098
Greater than 80%	176	651	534	1,361

Total commercial and agricultural mortgage loans	$27,045	$2,745	$1,002	$30,792

The following tables provide an aging of past due commercial mortgage and other loans as of the dates indicated, based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage loans on nonaccrual status as of the dates indicated.

December 31, 2013
Total
			Greater	Greater		Commercial
			Than 90	Than 90		Mortgage	Non
	30-59 Days	60-89 Days	Days -	Days - Not	Total Past	and other	Accrual
Current	Past Due	Past Due	Accruing	Accruing	Due	Loans	Status

(in millions)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Commercial mortgage loans	$32,662	$15	$0	$0	$19	$34	$32,696	$132
Agricultural property loans	2,129	0	0	0	1	1	2,130	1
Residential property loans	1	3	0	0	0	3	4	1
Other collateralized loans	300	0	0	0	0	0	300	0
Uncollateralized loans	297	0	0	0	0	0	297	0
Total………..	$35,389	$18	$0	$0	$20	$38	$35,427	$134

	December 31, 2012
							Total
				Greater	Greater		Commercial
				Than 90	Than 90		Mortgage	Non
		30-59 Days	60-89 Days	Days -	Days - Not	Total Past	and other	Accrual
	Current	Past Due	Past Due	Accruing	Accruing	Due	Loans	Status

	(in millions)
Commercial mortgage loans	$28,595	$43	$72	$0	$25	$140	$28,735	$110
Agricultural property loans	2,022	0	0	0	35	35	2,057	40
Residential property loans	1	3	0	0	1	4	5	1
Other collateralized loans	0	0	0	0	0	0	0	0
Uncollateralized loans	145	0	0	0	0	0	145	0
Total….	$30,763	$46	$72	$0	$61	$179	$30,942	$151

For the years ended December 31, 2013 and 2012, there were $711 million and $0 million of commercial mortgage and other loans acquired, other than those through direct origination. Additionally, there were no new commercial mortgage and other loans sold, other than those classified as held-for-sale.

The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2013 and December 31, 2012, the Company had no significant commitments to fund to borrowers that have been involved in a troubled debt restructuring. For the years ended December 31, 2013 and 2012, there was an adjusted pre-modification outstanding recorded investment of $81 million and $15 million, respectively, and post-modification outstanding recorded investment of $81 million and $13 million, respectively, related to commercial mortgage loans. No payment defaults on commercial mortgage and other loans were modified as a troubled debt restructuring within the 12 months preceding each respective period. See Note 2 for additional information relating to the accounting for troubled debt restructurings.

Other Long-Term Investments

The following table sets forth the composition of “Other long-term investments” at December 31 for the years indicated.

	2013	2012

	(in millions)
Joint ventures and limited partnerships:
Real estate related	$610	$620
Non-real estate-related	5,852	5,114
Total joint ventures and limited partnerships	6,462	5,734
Real estate held through direct ownership	563	207

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other	835	781
Total other long-term investments	$7,860	$6,722

Equity Method Investments

The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investments in operating joint ventures that are disclosed in more detail in Note 7. Changes between periods in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

	At December 31,
	2013	2012

	(in millions)
STATEMENT OF FINANCIAL POSITION
Total assets(1)	$44,599	$35,494

Total liabilities(2)	$8,834	$7,195
Partners' capital	35,765	28,299
Total liabilities and partners' capital	$44,599	$35,494

Total liabilities and partners' capital included above	$2,932	$2,734
Equity in limited partnership interests not included above	535	320
Carrying value	$3,467	$3,054

(1)	Assets consist primarily of investments in real estate, investments in securities and other miscellaneous assets.
(2)	Liabilities consist primarily of third party-borrowed funds, securities repurchase agreements and other miscellaneous liabilities.

	Years ended December 31,
	2013	2012	2011

	(in millions)
STATEMENTS OF OPERATIONS
Total revenue(1)	$3,619	$3,839	$2,046
Total expenses(2)	(935)	(944)	(332)
Net earnings(losses)	$2,684	$2,895	$1,714

Equity in net earnings (losses) included above	$210	$172	$335
Equity in net earnings (losses) of limited partnership interests not included above	49	39	30
Total equity in net earnings(losses)	$259	$211	$365

(1)	Revenue consists of income from investments in real estate, investments in securities and other income.
(2)	Expenses consist primarily of interest expense, management fees, salary expenses and other expenses.

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2013	2012	2011
	(in millions)
Fixed maturities, available-for-sale	$6,790	$5,932	$5,918
Fixed maturities, held-to-maturity	45	27	9
Equity securities, available-for-sale	214	225	204

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Trading account assets	770	769	774
Commercial mortgage and other loans	1,754	1,770	1,670
Policy loans	475	453	466
Short-term investments and cash equivalents	24	21	14
Other long-term investments	517	153	94
Gross investment income	10,589	9,350	9,149
Less: investment expenses	(526)	(459)	(387)
Net investment income	$10,063	$8,891	$8,762

Carrying value for non-income producing assets included in fixed maturities totaled $139 million as of December 31, 2013. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2013.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2013	2012	2011

	(in millions)
Fixed maturities	$(887)	$148	$447
Equity securities	317	73	275
Commercial mortgage and other loans	(15)	14	94
Investment real estate	0	2	0
Joint ventures and limited partnerships	(22)	4	(10)
Derivatives(1)	(1,962)	(165)	549
Other	7	1	10
Realized investment gains (losses), net	$(2,562)	$77	$1,365

(1) Includes the offset of hedged items in qualifying effective hedge relationships prior to maturity or termination.

Net Unrealized Investment Gains (Losses)

The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

	2013	2012	2011

	(in millions)
Fixed maturity securities on which an OTTI loss has been recognized	$46	$(244)	$(970)
Fixed maturity securities, available-for-sale - all other	4,606	13,801	11,732
Equity securities, available-for-sale	2,063	1,311	764
Derivatives designated as cash flow hedges(1)	(378)	(168)	2
Other investments(2)	59	172	196
Net unrealized gains (losses) on investments	$6,396	$14,872	$11,724

(1)	See Note 21 for more information on cash flow hedges.
(2)	Includes net unrealized gains on certain joint ventures that are strategic in nature and are included in “Other assets.”

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	2013
	Less than twelve months		Twelve months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of
U.S. government authorities and agencies	$2,285	$56	$1	$0	$2,286	$56
Obligations of U.S. states and their political
subdivisions	1,181	129	37	7	1,218	136
Foreign government bonds	210	14	209	40	419	54
Corporate securities	27,266	1,512	11,943	1,624	39,209	3,136
Commercial mortgage-backed securities	4,179	123	596	34	4,775	157
Asset-backed securities	2,885	40	2,451	261	5,336	301
Residential mortgage-backed securities	1,397	29	172	3	1,569	32
Total	$39,403	$1,903	$15,409	$1,969	$54,812	$3,872
Equity securities, available-for-sale	$316	$15	$1	$0	$317	$15

	2012
	Less than twelve months		Twelve months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of
U.S. government authorities and agencies	$2,097	$30	$0	$0	$2,097	$30
Obligations of U.S. states and their political
subdivisions	325	4	5	1	330	5
Foreign government bonds	250	2	7	1	257	3
Corporate securities	24,103	564	2,177	164	26,280	728
Commercial mortgage-backed securities	513	4	56	1	569	5
Asset-backed securities	886	11	3,376	659	4,262	670
Residential mortgage-backed securities	738	4	132	3	870	7
Total	$28,912	$619	$5,753	$829	$34,665	$1,448
Equity securities, available-for-sale	$349	$14	$0	$0	$349	$14

The gross unrealized losses at December 31, 2013 and 2012, are composed of $3,682 million and $1,015 million related to high or highest quality securities based on the National Association of Insurance Commissioners’ (“NAIC”) or equivalent rating and $190 million and $433 million related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2013, the $1,969 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities and in the consumer non-cyclical, utility, and capital goods sectors of the Company’s corporate securities. At December 31, 2012, the $829 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities and in the utility, finance, and consumer non-cyclical sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at either December 31, 2013 or 2012. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

and increased liquidity discounts. At December 31, 2013, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

At December 31, 2013, $2 million of the equity securities gross unrealized losses represented declines of greater than 20%, $2 million of which had been in that position for less than six months. At December 31, 2012, $2 million of the gross unrealized losses represented declines of greater than 20%, $1 million of which had been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at either December 31, 2013 or 2012.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2013	2012

	(in millions)
Fixed maturities	$14,431	$11,648
Trading account assets supporting insurance liabilities	606	542
Other trading account assets	104	38
Separate account assets	3,488	3,435
Equity securities	174	70
Total securities pledged	$18,803	$15,733

As of December 31, 2013, the carrying amount of the associated liabilities supported by the pledged collateral was $16,774 million. Of this amount, $7,898 million was “Securities sold under agreements to repurchase,” $3,603 million was “Separate account liabilities,” $4,992 million was “Cash collateral for loaned securities,” and $281 million was “Long-term debt”. As of December 31, 2012, the carrying amount of the associated liabilities supported by the pledged collateral was $15,444 million. Of this amount, $5,680 million was “Securities sold under agreements to repurchase,” $3,535 million was “Separate account liabilities,” $3,902 million was “Cash collateral for loaned securities,” $280 million was “Long-term debt,” $100 million was “Short-term debt,” and $1,947 million was “Policyholders’ account balances”.

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $193 million and $2,860 million at December 31, 2013 and 2012, respectively, all of which, for both periods, had either been sold or repledged.

Assets of $178 million and $49 million at December 31, 2013 and 2012, respectively, were on deposit with governmental authorities or trustees, including certain restricted cash balances and securities. Additionally, assets carried at $594 million at both December 31, 2013 and 2012, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Securities restricted as to sale amounted to $179 million and $176 million at December 31, 2013 and 2012, respectively. These amounts include member and activity based stock associated with memberships in the Federal Home Loan Banks of New York and Boston. Restricted cash and securities of $138 million and $39 million at December 31, 2013 and 2012, respectively, were included in “Other assets.”

5. VARIABLE INTEREST ENTITIES

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

If the Company determines that it is the VIE’s “primary beneficiary” it consolidates the VIE. There are currently two models for determining whether or not the Company is the “primary beneficiary” of a VIE.  The first relates to those VIEs that have the characteristics of an investment company and for which certain other conditions are true.  These conditions are that (1) the Company does not have the implicit or explicit obligation to fund losses of the VIE and (2) the VIE is not a securitization entity, asset-backed financing entity or an entity that was formerly considered a qualified special-purpose entity.  In this model the Company is the primary beneficiary if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns.

For all other VIEs, the Company is the primary beneficiary if the Company has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but over which the Company does not exercise control. The Company’s position in the capital structure and/or relative size indicates that the Company is the primary beneficiary. The Company is not required to provide, and has not provided material financial or other support to these VIEs. The table below reflects the carrying amount and balance sheet caption in which the assets and liabilities of these consolidated VIEs are reported. The creditors of each consolidated VIE have recourse only to the assets of that VIE.

	December 31,
	2013	2012

	(in millions)
Trading account assets supporting insurance liabilities	$11	$8
Commercial mortgage and other loans	300	0
Other long-term investments	21	18
Cash and cash equivalents	(3)	0
Total assets of consolidated VIEs	$329	$26

Other liabilities	$1	$1

Total liabilities of consolidated VIEs	$1	$1

In addition, not reflected in the table above, the Company has created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance with the proceeds of such notes. The trust is the beneficiary of an indemnity agreement with the Company that provides that the Company is responsible for costs related to the notes issued with limited exception. As a result, the Company has determined that it is the primary beneficiary of the trust, which is therefore consolidated.

The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $2,381 million and $1,780 million at December 31, 2013 and 2012, respectively, is classified within “Policyholders’ account balances.” Creditors of the trust have recourse to Prudential Insurance if the trust fails to make contractual payments on the medium-term notes. The Company has not provided material financial or other support to the trust that was not contractually required.

Unconsolidated Variable Interest Entities

The Company has determined that it is not the primary beneficiary of certain VIEs for which it is the investment manager, including certain CDOs and other investment structures, as it does not have both (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. The Company may invest in debt or equity securities issued by certain asset-backed investment vehicles (commonly referred to as collateralized debt obligations, or “CDOs”) that are managed by an affiliated company. CDOs raise capital by issuing debt securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated CDOs managed by affiliates is limited to its investment in the CDOs, which was $395 million and $434 million at December 31, 2013 and 2012, respectively. These investments are reflected in “Fixed maturities, available for sale.” The fair value of assets held within these unconsolidated VIEs was $3,198 million and $3,555 million as of December 31, 2013 and 2012, respectively. There are no liabilities associated with these unconsolidated VIEs on the Company’s balance sheet.

During the fourth quarter of 2013, the Company unwound its investment in a note receivable issued by an affiliated VIE, and is no longer exposed to losses related to this investment. As of December 31, 2012 the total assets of this VIE and the market value were approximately $0.7 billion, and $0.3 billion, respectively. The Company’s maximum exposure to loss was $0.3 billion as of December 31, 2012.

In the normal course of its activities, the Company will invest in joint ventures and limited partnerships. These ventures include hedge funds, private equity funds and real estate related funds and may or may not be VIEs.  The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment.  The Company has determined that it is not required to consolidate these entities because either (1) it does not control them or (2) it does not have the obligation to absorb losses of the entities that could be potentially significant to the entities or the right to receive benefits from the entities that could be potentially significant. The Company classifies these investments as “Other long-term investments” and its maximum exposure to loss associated with these entities was $6,457 million and $5,734 million as of December 31, 2013 and 2012, respectively.

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the investment manager. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 4 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support that was not contractually required to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

During the fourth quarter of 2013, the Company sold its investments in certain structured investments consisting of asset-backed securities issued by VIEs that manage investments in the European market. The Company recognized a $34 million gain on the sale, and is no longer exposed to losses related to these investments. Prior to the fourth quarter of 2013, the Company had a variable interest in these VIEs, which represented less than 50% of the only class of variable interests issued by the VIEs. As of December 31, 2012, the market value of these VIEs was approximately $2.1 billion, and the Company’s maximum exposure to loss from these interests was $314 million.

6. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2013	2012	2011

	(in millions)
Balance, beginning of year	$7,982	$6,850	$6,542
Capitalization of commissions, sales and issue expenses	1,593	1,883	1,734
Amortization	205	(654)	(1,217)
Change in unrealized investment gains and losses	430	(97)	(209)
Balance, end of year	$10,210	$7,982	$6,850

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

7.    INVESTMENTS IN OPERATING JOINT VENTURES

The Company has made investments in certain joint ventures that are strategic in nature and made other than for the sole purpose of generating investment income. These investments are accounted for under the equity method of accounting and are included in “Other assets” in the Company’s Consolidated Statements of Financial Position. The earnings from these investments are included on an after-tax basis in “Equity in earnings of operating joint ventures, net of taxes” in the Company’s Consolidated Statements of Operations. The summarized financial information for the Company’s operating joint ventures has been included in the summarized combined financial information for all significant equity method investments shown in Note 4.

Former Investment in China Pacific Group

The Company had an indirect investment, through a consortium, in China Pacific Group, a Chinese insurance operation. The consortium of investors including the Company sold portions of its holdings during the years 2011 and 2012, and sold its remaining investment in China Pacific Group in January 2013, resulting in pre-tax gains of $66 million, $60 million and $237 million for the years ended December 31, 2013, 2012 and 2011, respectively. The carrying value of this operating joint venture was $0 and $75 million, as of December 31, 2013 and 2012, respectively. The Company recognized combined after-tax equity earnings from this operating joint venture of $43 million, $42 million and $156 million for the years ended December 31, 2013, 2012 and 2011, respectively. Dividends received from this investment were $0, $2 million and $3 million for the years ended December 31, 2013, 2012 and 2011, respectively.

8. VALUE OF BUSINESS ACQUIRED

The balances of and changes in VOBA as of and for the years ended December 31, are as follows:

	2013(1)	2012	2011
	(in millions)
Balance, beginning of year	$227	$250	$277
Acquisitions	1,370	0	0
Amortization	(94)	(38)	(43)
Change in unrealized investment gains and losses	24	0	0
Interest(2)	69	15	16
Balance, end of year	$1,596	$227	$250

(1)
The VOBA balances at December 31, 2013 were $223 million and $1,373 million related to the insurance transactions associated with the CIGNA and The Hartford, respectively. The weighted average remaining expected lives were approximately 13 and 10 years for the VOBA related to CIGNA and The Hartford, respectively.

(2)
The interest accrual rates vary by product. The interest rates for 2013 were 6.40% and 3.00% to 6.17% for the VOBA related to CIGNA and The Hartford, respectively. The interest rates for the VOBA related to CIGNA were 6.40% and 7.10% for 2012 and 2011, respectively.

The following table provides estimated future amortization, net of interest, for the periods indicated.

	2014	2015	2016	2017	2018

	(in millions)
Estimated Future VOBA Amortization	$112	$108	$104	$98	$96

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

9. GOODWILL AND OTHER INTANGIBLES

Goodwill

The changes in the book value of goodwill are as follows:
Goodwill

(in millions)

Balance at January 1, 2011:
Gross Goodwill	$737
Accumulated Impairment Losses	0
Net Balance at January 1, 2011	737

2011 Activity:
Impairment Charges	(737)

Balance at December 31, 2011:
Gross Goodwill	737
Accumulated Impairment Losses	(737)
Net Balance at December 31, 2011	0

2012 Activity	0

Net Goodwill Balance at December 31, 2012	0

2013 Activity	0

Net Goodwill Balance at December 31, 2013	$0

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount, as discussed in further detail in Note 2. The Company had no goodwill balance at December 31, 2013 and 2012.

The Company performed goodwill impairment testing for its Financial Services Business reporting unit at December 31, 2011.  There was an indication of impairment and accordingly, the second step of the test was performed.  Based on the results of the second step, all of the goodwill was impaired, which resulted in a total charge $737 million during the fourth quarter of 2011.  The charge was reported in “General and administrative expenses”. The impairment was primarily due to the impact of the continuing deterioration in the financial markets, especially in the second half of 2011. While markets rose during the last several weeks of the year, this late upswing did not overcome the overall negative impact of the markets on earnings multiples of peer companies used in the impairment evaluation.

Other Intangibles

	Other intangible balances at December 31, are as follows:

	2013			2012
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in millions)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Subject to amortization:
Customer relationships	$175	$(87)	$88	$175	$(79)	$96
Other	32	(24)	8	40	(20)	20
Total	$207	$(111)	$96	$215	$(99)	$116

Amortization expense for other intangibles was $12 million, $41 million and $7 million for the years ending December 31, 2013, 2012 and 2011, respectively. Amortization expense for other intangibles is expected to be approximately $9 million in both 2014 and 2015, $7 million in 2016, and $5 million in both 2017 and 2018.

10. POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2013	2012

	(in millions)
Life insurance	$59,474	$57,782
Individual and group annuities and supplementary contracts(1)	48,772	51,143
Other contract liabilities(1)	4,657	6,441
Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	112,903	115,366
Unpaid claims and claim adjustment expenses	2,814	2,734
Total future policy benefits	$115,717	$118,100

(1)	Prior period amounts have been reclassified to conform to current period presentation.

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned revenue and certain other reserves for group, annuities and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 9% and 10% of direct individual life insurance in force at December 31, 2013 and 2012, respectively, and 67%, 69% and 72% of direct individual life insurance premiums for 2013, 2012 and 2011, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.0% to 8.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 0% to 11.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 0.1% to 6.5%.

The Company’s liability for future policy benefits is also inclusive of liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in Other Contract Liabilities. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. See Note 11 for additional information regarding liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts.

Premium deficiency reserves included in “Future policy benefits” are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional, non-participating annuities; structured settlements; single premium immediate annuities with life contingencies; long term care,  and for certain individual health policies.

Unpaid claims and claim adjustment expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities that are discounted use interest rates ranging from 3.0% to 6.4%.

Policyholders' Account Balances

Policyholders' account balances at December 31, are as follows:

	2013	2012

	(in millions)
Individual annuities	$9,503	$9,500
Group annuities	24,757	24,444
Guaranteed investment contracts and guaranteed interest accounts	13,335	14,062
Funding agreements	4,370	3,793
Interest-sensitive life contracts	18,617	8,775
Dividend accumulation and other	16,115	15,645
Total policyholders' account balances	$86,697	$76,219
Policyholders’ account balances primarily represent an accumulation of account deposits plus credited interest less withdrawals, expense charges and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2013 and 2012 are $2,380 million and $1,788 million, respectively, related to the Company’s Funding Agreement Notes Issuance Program ("FANIP"). Under this program, which has a maximum authorized amount of $15 billion, a Delaware statutory trust issues medium-term notes to investors that are secured by funding agreements issued to the trust by Prudential Insurance. The outstanding notes have fixed or floating interest rates that range from 0.5% to 5.5% and original maturities ranging from two to ten years. Included in the amounts at December 31, 2013 and 2012 is the medium-term note liability, which is carried at amortized cost, of $2,381 million and $1,780 million, respectively, as well as the fair value of qualifying derivative financial instruments associated with these notes of ($1) million and $8 million, respectively. For additional details on the FANIP program, see Note 5.

Also included in “Funding agreements” are collateralized funding agreements issued to the Federal Home Loan Bank of New York ("FHLBNY") of $1,947 million, as of both December 31, 2013 and 2012. These obligations, which are carried at amortized cost, have fixed or floating interest rates that range from 0.7% to 3.5% and original maturities ranging from three to eight years. For additional details on the FHLBNY program, see Note 14. Included in interest-sensitive life contracts at December 31, 2013 are $8 billion related to the Company assuming universal life contracts acquired from The Hartford’s individual life insurance business on January 2, 2013.  Interest crediting rates range from 0% to 5.5% for interest-sensitive life contracts and from 0% to 13.4% for contracts other than interest-sensitive life. Less than 1% of policyholders’ account balances have interest crediting rates in excess of 8%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

11.    CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held-to-maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.”

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.   The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2013 and 2012, the Company had the following guarantees associated with these contracts, by product and guarantee type:

December 31, 2013		December 31, 2012
In the Event of Death	At Annuitization / Accumulation (1)	In the Event of Death	At Annuitization / Accumulation (1)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Variable Annuity Contracts	($ in millions)

Return of net deposits
Account value	$71,616	$22	$57,068	$20
Net amount at risk	$58	$0	$165	$1
Average attained age of contractholders	62 years	70 years	61 years	69 years

Minimum return or contract value
Account value	$27,794	$85,292	$24,292	$68,446
Net amount at risk	$1,900	$1,375	$2,964	$2,670
Average attained age of contractholders	67 years	62 years	66 years	61 years
Average period remaining until earliest
expected annuitization	N/A	0.19 year	N/A	0.50 year

(1)	Includes income and withdrawal benefits as described herein.

	December 31,
	2013	2012

	In the Event of Death
	($ in millions)
Variable Life, Variable Universal Life and Universal Life Contracts

No lapse guarantees
Separate account value	$6,638	$2,687
General account value	$8,965	$2,922
Net amount at risk	$171,572	$66,005
Average attained age of contractholders	56 years	52 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2013	2012

	($ in millions)
Equity funds	$61,207	$48,000
Bond funds	31,310	25,625
Money market funds	4,097	4,421
Total	$96,614	$78,046

In addition to the amounts invested in separate account investment options above, $2,797 million at December 31, 2013 and $3,313 million at December 31, 2012 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2013, 2012, and 2011, there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees. The liabilities for guaranteed minimum death benefits (“GMDB”), and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”), and guaranteed minimum income and withdrawal benefits (“GMIWB”) features are considered to be bifurcated embedded derivatives and are recorded at fair value within “Future policy benefits”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 19 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The company reinsures most of these embedded derivatives to an affiliate who maintains a portfolio of derivative instruments that serve as a partial hedge of the risks associated with these products.

	GMDB		GMIB	GMAB/GMWB/ GMIWB
	Variable Life, Variable Universal Life and Universal Life	Variable Annuity	Variable Annuity	Variable Annuity

	($ in millions)
Balance at December 31, 2010	$161	$57	$100	$(348)
Incurred guarantee benefits(1)	66	158	44	1,439
Paid guarantee benefits and other	(2)	(77)	(42)	0
Balance at December 31, 2011	225	138	102	1,091
Incurred guarantee benefits(1)	94	197	112	461
Paid guarantee benefits and other	(14)	(72)	(31)	0
Balance at December 31, 2012	305	263	183	1,552
Incurred guarantee benefits(1)	101	39	(114)	(1,878)
Paid guarantee benefits	(3)	(48)	(22)	0
Other(2)	1,341	5	0	0
Balance at December 31, 2013	$1,744	$259	$47	$(326)

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

(2)	GMDB primarily includes amounts acquired from The Hartford on January 2, 2013.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the guaranteed death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, adjusted for cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs the Company no longer offers) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Liabilities for guaranteed benefits for GMAB, GMWB and GMIWB features include amounts assumed from affiliates of $10 million and $23 million as of December 31, 2013 and 2012, respectively. See Note 13 for amounts recoverable from reinsurers relating to the ceding of certain embedded derivative liabilities associated with these guaranteed benefits, which are not reflected in the tables above.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit; (2) additional credits after a certain number of years a contract is held; and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

Sales Inducements

($ in millions)
Balance at December 31, 2010	$551
Capitalization	291
Amortization	(290)
Change in unrealized gain/(loss) on investments	3
Balance at December 31, 2011	555
Capitalization	199
Amortization	42
Change in unrealized gain/(loss) on investments	4
Balance at December 31, 2012	800
Capitalization	21
Amortization	175
Change in unrealized gain/(loss) on investments	8
Balance at December 31, 2013	$1,004

12.    CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Closed Block forms the principal component of the Closed Block Business.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in AOCI) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings.

As of December 31, 2013 and 2012, the Company recognized a policyholder dividend obligation of $887 million and $885 million, respectively, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, accumulated net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as a policyholder dividend obligation of $3,624 million and $5,478 million at December 31, 2013 and 2012, respectively, to be paid to Closed Block policyholders unless offset by future experience, with an offsetting amount reported in AOCI. See the table below for changes in the components of the policyholder dividend obligation for the years ended December 31, 2013 and 2012.

On December 13, 2011 and December 11, 2012, Prudential Insurance’s Board of Directors approved a continuation of the Closed Block dividend scales for 2012 and 2013, respectively. On December 5, 2013, Prudential Insurance's Board of Directors acted to increase the 2014 dividends payable on Closed Block policies. This action resulted in an approximately $33 million increase in the liability for policyholders dividends recognized for the year ended December 31, 2013.

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2013	2012

	(in millions)
Closed Block Liabilities
Future policy benefits	$50,258	$50,839
Policyholders' dividends payable	907	887
Policyholders' dividend obligation	4,511	6,363
Policyholders' account balances	5,359	5,426
Other Closed Block liabilities	4,281	3,366
Total Closed Block Liabilities	65,316	66,881

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Closed Block Assets
Fixed maturities, available-for-sale, at fair value	39,169	41,980
Other trading account assets, at fair value	291	224
Equity securities, available-for-sale, at fair value	3,884	3,225
Commercial mortgage and other loans	8,762	8,747
Policy loans	5,013	5,120
Other long-term investments	2,085	2,094
Short-term investments	1,790	1,194
Total investments	60,994	62,584
Cash and cash equivalents	544	511
Accrued investment income	542	550
Other Closed Block assets	296	262
Total Closed Block Assets	62,376	63,907

Excess of reported Closed Block Liabilities over Closed Block Assets	2,940	2,974
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains (losses)	3,615	5,467
Allocated to policyholder dividend obligation	(3,624)	(5,478)
Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$2,931	$2,963

Information regarding the policyholder dividend obligation is as follows:

	2013	2012

	(in millions)
Balance, January 1	$6,363	$4,609
Impact from earnings allocable to policyholder dividend obligation	2	123
Change in net unrealized investment gains (losses) allocated to policyholder dividend
obligation	(1,854)	1,631
Balance, December 31	$4,511	$6,363

	Closed Block revenues and benefits and expenses for the years ended December 31, were as follows:

	2013	2012	2011

	(in millions)
Revenues
Premiums	$2,728	$2,817	$2,918
Net investment income	2,796	2,919	2,976
Realized investment gains (losses), net	230	243	855
Other income	57	31	38

Total Closed Block revenues	5,811	6,010	6,787

Benefits and Expenses
Policyholders' benefits	3,334	3,445	3,482
Interest credited to policyholders' account balances	136	137	139
Dividends to policyholders	1,910	2,021	2,571
General and administrative expenses	467	492	519

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Total Closed Block benefits and expenses	5,847	6,095	6,711

Closed Block revenues, net of Closed Block benefits and expenses, before
income taxes and discontinued operations	(36)	(85)	76
Income tax expense (benefit)	(57)	(103)	67
Closed Block revenues, net of Closed Block benefits and expenses and income
taxes, before discontinued operations	21	18	9
Income (loss) from discontinued operations, net of taxes	0	(2)	0
Closed Block revenues, net of Closed Block benefits and expenses, income taxes
and discontinued operations	$21	$16	$9

13.    REINSURANCE

The Company participates in reinsurance primarily to provide additional capacity for future growth, to limit the maximum net loss potential arising from large risks, to manage capital, and in acquiring or disposing of businesses.

On January 2, 2013, the Company acquired The Hartford’s individual life insurance business through a reinsurance transaction. Under the agreement, the Company provided reinsurance for approximately 700,000 life insurance policies with net retained face amount in force of approximately $141 billion. The Company acquired the general account business through a coinsurance arrangement and, for certain types of general account policies, a modified coinsurance arrangement. The Company acquired the separate account business through a modified coinsurance arrangement.

Since 2011, the Company entered into several reinsurance agreements to assume pension liabilities in the United Kingdom. Under these arrangements, the Company assumes the longevity risk associated with the pension benefits of certain named beneficiaries.

In 2006, the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Company’s Consolidated Statement of Financial Position.

In 2004, the Company acquired the retirement business of CIGNA and as a result, entered into various reinsurance arrangements. The Company still has indemnity coinsurance and modified coinsurance without assumption arrangements in effect related to this acquisition.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess, excess of loss and coinsurance. The Company currently reinsures 90% of the mortality risk for most new individual life products. Placement of reinsurance is accomplished primarily on an automatic basis with some specific risks reinsured on a facultative basis.  In addition, the Company entered into reinsurance agreements covering 90% of the long-term risks associated with the Closed Block Business, including 17% reinsured by affiliates , through various modified coinsurance arrangements reported under the deposit method of accounting. The Company also reinsures 90% of the short-term risks associated with the Closed Block Business to an affiliate through a coinsurance arrangement.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts under coinsurance arrangements are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Coinsurance arrangements contrast with the Company's yearly renewable term arrangements, where only mortality risk is transferred to the reinsurer and premiums are paid to the reinsurer to reinsure that risk. The mortality risk that is reinsured under yearly renewable term arrangements represents the difference between the stated death benefits in the underlying reinsured contracts and the corresponding reserves or account value carried by the Company on those same contracts. The premiums paid to the reinsurer are based upon negotiated amounts, not on the actual premiums paid by the underlying contract holders to the Company. As yearly renewable term arrangements are usually

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

entered into by the Company with the expectation that the contracts will be inforce for the lives of the underlying policies, they are considered to be long-duration reinsurance contracts. The cost of reinsurance related to short-duration reinsurance contracts is accounted for over the reinsurance contract period. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully described in Note 11.

The Company participates in reinsurance transactions with the following direct and indirect subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Pramerica Life S.p.A., Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji Spolka Akcyjna, Prudential Holdings of Japan, Inc., Pruco Reinsurance Ltd., Prudential Annuities Life Assurance Corporation, Prudential Seguros Mexico, S.A., Prudential Seguros, S.A., Pramerica of Bermuda Life Assurance Company, Ltd., and Prudential Arizona Reinsurance III Company.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for premiums, policy charges and fees and policyholders’ benefits for the years ended December 31, were as follows:

	2013	2012	2011

	(in millions)
Direct premiums	$10,331	$41,961	$10,417
Reinsurance assumed	1,955	1,918	1,555
Reinsurance ceded	(1,480)	(1,413)	(1,385)
Premiums	$10,806	$42,466	$10,587

Direct policy charges and fees	$3,400	$3,167	$2,541
Reinsurance assumed	919	106	124
Reinsurance ceded	(147)	(105)	(90)
Policy charges and fees	$4,172	$3,168	$2,575

Direct policyholder benefits	$12,884	$44,922	$12,511
Reinsurance assumed	2,231	1,796	1,448
Reinsurance ceded	(1,489)	(1,361)	(1,336)
Policyholders' benefits	$13,626	$45,357	$12,623

Reinsurance recoverables at December 31, are as follows:

		2013	2012

		(in millions)
Individual and group annuities (1)		$254	$1,921
Life Insurance (2)		3,642	1,985
Other reinsurance		143	149
Total reinsurance recoverable		$4,039	$4,055

_________
(1)
Primarily represents reinsurance recoverables at December 31, 2013 of $248 million related to the acquisition of the retirement business of CIGNA.  Reinsurance recoverables at December 31, 2012 primarily represent $1,287 million established under the reinsurance arrangements between Pruco Life Insurance Company and Pruco Reinsurance Ltd. and $628 million related to the acquisition of the retirement business of CIGNA.  The Company has also recorded reinsurance payables of $388 million at December 31, 2013 related to the reinsurance arrangements between Pruco Life Insurance Company and Pruco Reinsurance Ltd. and reinsurance payables of $248 million and $628 million at December 31, 2013 and 2012, respectively, related to the acquisition of the retirement business of CIGNA.

(2)
Includes $1,597 million of reinsurance recoverables established at December 31, 2013 under the reinsurance arrangements associated with the acquisition of the individual life business of The Hartford. The Company has also recorded reinsurance payables related to the individual life business of The Hartford acquisition of $1,244 million at December 31, 2013.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

 “Premiums” includes affiliated reinsurance assumed of $1,695 million, $1,705 million and $1,447 million and affiliated reinsurance ceded of $(131) million, $(87) million and $(117) million for the years ended December 31, 2013, 2012, and 2011, respectively.

“Policyholders’ benefits” includes affiliated reinsurance assumed of $1,431 million, $1,371 million and $1,169 million and affiliated reinsurance ceded of $(39) million, $(40) million and $(70) million for the years ended December 31, 2013, 2012, and 2011, respectively.

“General and administrative expenses” include affiliated assumed expenses of $197 million, $160 million and $39 million for the years ended December 31, 2013, 2012, and 2011, respectively.

 “Due from parent and affiliates” includes affiliated reinsurance recoverables of $1,328 million and $1,308 million at December 31, 2013 and 2012, respectively reflected in the table above. Excluding the reinsurance recoverable associated with the acquisition of the individual life business of The Hartford, the retirement business of CIGNA, and affiliated reinsurance recoverables, four major reinsurance companies account for approximately 67% of the reinsurance recoverable at December 31, 2013. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

“Due to parent and affiliates” includes reinsurance payables of $7,004 million and $5,852 million at December 31, 2013 and 2012, respectively.

“Due to parent and affiliates” also includes $423 million and “Due from parent and affiliates” also includes $1,290 million at December 31, 2013 and 2012, respectively, related to the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits. “Realized investment gains (losses), net” includes a loss of $2,346 million, a loss of $56 million and a gain of $935 million for the years ended December 31, 2013, 2012, and 2011, respectively, related to the change in fair values of these ceded embedded derivative liabilities.

“Deferred policy acquisition costs” includes affiliated amounts related to reinsurance of $1,450 million and $1,379 million at December 31, 2013 and 2012, respectively.

14. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

	2013	2012

	(in millions)
Commercial paper	$460	$359
Other notes payable(1)(2)	28	116
Current portion of long-term debt(3)	1,125	225
Total short-term debt	$1,613	$700

Supplemental short-term debt information:
Portion of commercial paper borrowings due overnight	$364	$111
Daily average commercial paper outstanding	$1,040	$920
Weighted average maturity of outstanding commercial paper, in days	13	18
Weighted average interest rate on outstanding short-term debt(4)	0.15%	0.28%
[Missing Graphic Reference]
(1)
There were no collateralized borrowings at December 31, 2013. The amount includes collateralized borrowings from the Federal Home Loan Bank of New York of $100 million at December 31, 2012, which are discussed in more detail below.

(2)
Includes notes due to related parties of $28 million and $16 million at December 31, 2013 and 2012, respectively.  The related party notes payable has interest rates varying from 0.7% to 0.8% in 2013. The related party notes at December 31, 2013 and 2012, were denominated in foreign currency.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

3)
Includes notes due to related parties of $1,021 million and $121 million at December 31, 2013 and 2012, respectively. The related party notes payable has interest rates varying from 0.6% to 14.9% in 2013. The related party notes included $5 million of notes denominated in foreign currency at both December 31, 2013 and 2012.

(4)	Excludes the current portion of long-term debt.

At December 31, 2013 and 2012, the Company was in compliance with all covenants related to the above debt.

Commercial Paper

 Prudential Funding, LLC (“Prudential Funding”), a wholly-owned subsidiary of Prudential Insurance, has a commercial paper program with an authorized capacity of $7.0 billion, of which $460 million was outstanding as of December 31, 2013. Prudential Funding commercial paper borrowings have generally served as an additional source of financing to meet the working capital needs of Prudential Insurance and its subsidiaries. Prudential Funding also lends to other subsidiaries of Prudential Financial up to limits agreed with the New Jersey Department of Banking and Insurance (“NJDOBI”). Prudential Funding maintains a support agreement with Prudential Insurance whereby Prudential Insurance has agreed to maintain Prudential Funding’s tangible net worth at a positive level. Additionally, Prudential Financial has issued a subordinated guarantee covering Prudential Funding’s $7.0 billion commercial paper program.

Federal Home Loan Bank of New York

Prudential Insurance is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Membership allows Prudential Insurance access to the FHLBNY's financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements. Under applicable law, the funding agreements issued to the FHLBNY have priority claim status above debt holders of Prudential Insurance. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings. FHLBNY membership requires Prudential Insurance to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Under FHLBNY guidelines, if Prudential Insurance’s financial strength ratings decline below A/A2/A Stable by S&P/Moody’s/Fitch, respectively, and the FHLBNY does not receive written assurances from the NJDOBI regarding Prudential Insurance’s solvency, new borrowings from the FHLBNY would be limited to a term of 90 days or less. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by Prudential Insurance is classified as restricted general account investments within “Other long-term investments,” and the carrying value of these investments was $168 million and $170 million as of December 31, 2013. and 2012, respectively.

NJDOBI permits Prudential Insurance to pledge collateral to the FHLBNY in an amount of up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on Prudential Insurance’s statutory net admitted assets as of December 31, 2012, the 5% limitation equates to a maximum amount of pledged assets of $8.1 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels and purchases of activity-based stock) of approximately $6.5 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY’s discretion and to the availability of qualifying assets at Prudential Insurance.

As of December 31, 2013, Prudential Insurance had pledged assets with a fair value of $2.7 billion supporting aggregate outstanding collateralized advances and funding agreements of $2.2 billion.  As of December 31, 2013, an outstanding advance of $280 million is in “Long-term debt” and matures in December 2015, and outstanding funding agreements, totaling $1,947 million are included in “Policyholders’ account balances.” The fair value of qualifying assets that were available to Prudential Insurance but not pledged amounted to $3.1 billion as of December 31, 2013.

Federal Home Loan Bank of Boston

Prudential Retirement Insurance and Annuity Company (“PRIAC”), a wholly-owned subsidiary of the Company, is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows PRIAC access to collateralized advances which will be classified in “Short-term debt” or “Long-term debt,” depending on the maturity date of the obligation. PRIAC’s membership in FHLBB requires the ownership of member stock and borrowings from FHLBB require the purchase of activity-based stock in an amount between 3.0% and 4.5% of outstanding borrowings depending on the maturity date of the obligation. As of December 31, 2013, PRIAC had no advances outstanding under the FHLBB facility.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Under Connecticut state insurance law, without the prior consent of the Connecticut Insurance Department (“CTID”), the amount of assets insurers may pledge to secure debt obligations is limited to the lesser of 5% of prior-year statutory admitted assets or 25% of prior-year statutory surplus, resulting in a maximum borrowing capacity for PRIAC under the FHLBB facility of approximately $230 million, none of which was outstanding as of December 31, 2013. Previously, the CTID provided a temporary advance consent to PRIAC, permitting it to pledge up to $2.6 billion in qualifying assets to secure FHLBB borrowings, resulting in a maximum borrowing capacity under the facility of approximately $1.7 billion; however, this consent expired as of December 31, 2013.

Credit Facilities

As of December 31, 2013, the Company had a $1,750 million three-year facility expiring in November 2016. This expiration date reflects a November 2013 amendment to the facility which extended the term by approximately 2 years. The facility has both Prudential Financial and Prudential Funding as borrowers. The facility may be used for general corporate purposes, including as backup liquidity for the Company’s commercial paper program discussed above. As of December 31, 2013, there were no outstanding borrowings under this credit facility.

The credit facility contains representations and warranties, covenants and events of default that are customary for facilities of this type; however, borrowings under the facility are not contingent on the Company’s credit ratings nor subject to material adverse change clauses. Borrowings under the credit facility are conditioned on the continued satisfaction of other customary conditions, including the maintenance at all times of consolidated net worth, relating to the Financial Services Businesses of Prudential Financial only, of at least $18.985 billion, which for this purpose is calculated as U.S. GAAP equity, excluding AOCI and excluding equity of noncontrolling interests. As of December 31, 2013 and 2012, Prudential Financial’s consolidated net worth of the Financial Services Businesses exceeded the minimum amount required to borrow under the facility.

In addition to the above credit facility, the Company had access to $335 million of certain other lines of credit at December 31, 2013, which was for the sole use of certain real estate separate accounts. The separate account facilities include loan-to-value ratio requirements and other financial covenants and recourse on obligations under these facilities is limited to the assets of the applicable separate account. At December 31, 2013, $38 million of these credit facilities were used. The Company also has access to uncommitted lines of credit from financial institutions.

Long-term Debt

Long-term debt at December 31, is as follows:

	Maturity
	Dates	Rate (1)	2013	2012

			(in millions)
Fixed-rate notes:
Surplus notes(2)	2014-2052	5.36%-8.30%	$2,090	$2,989
Surplus notes subject to set-off arrangements	2021-2033	3.52%-5.26%	2,400	1,000
Senior notes(3)(4)	2014-2043	0.55%-14.85%	6,118	5,711
Floating-rate notes:
Surplus notes	2016-2052	0.51%-3.52%	3,200	3,200
Senior notes(5)	2017-2023	1.62%-3.13%	162	111
Subtotal			13,970	13,011
Less: assets under set-off arrangements(6)			2,400	1,000
Total long-term debt			$11,570	$12,011

(1)	Range of interest rates are for the year ended December 31, 2013

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

(2)
Fixed rate surplus notes at December 31, 2013 and 2012 include $1,149 million and $2,048 million, due to a related party. Maturities of these notes range from 2014 through 2052. The interest rates ranged from 5.7% to 8.3% in 2013.

(3)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $280 million at both December 31, 2013 and 2012, respectively. These borrowings are discussed in more detail above.
(4)
Fixed rate senior notes at December 31, 2013 and 2012 include $4,875 million and $4,398 million, respectively, due to related parties.  Maturities of these notes range from 2014 through 2043 and interest rates ranged from 0.6% to 14.9% in 2013. These related party notes included $181 million and $191 million at December 31, 2013 and 2012, respectively, of notes which were denominated in foreign currency.

(5)	Includes $39 million and $38 million at December 31, 2013 and 2012, respectively of notes denominated in foreign currency.
(6)
Assets under set-off arrangements represent a reduction in the amount of fixed-rate surplus notes included in long-term debt, relating to an arrangement where valid rights off set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements.

At December 31, 2013 and 2012, the Company was in compliance with all debt covenants related to the borrowings in the above table.

The following table presents, as of December 31, 2013, the Company’s contractual principal payments of its long-term debt:

Long-term Debt

(in millions)
Calendar Year:
2015	$2,016
2016	718
2017	730
2018	1,609
2019 and thereafter	6,497
Total	$11,570

Surplus Notes

As of December 31, 2013 and 2012, $941 million and $940 million of fixed-rate surplus notes were outstanding to non-affiliates. These notes are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of NJDOBI. NJDOBI could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2013 and 2012, the Company met these statutory capital requirements.

Prudential Insurance’s fixed-rate surplus notes include $500 million of exchangeable surplus notes issued in a private placement in 2009 with an interest rate of 5.36% per annum and due September 2019. The surplus notes are exchangeable at the option of the holder, in whole but not in part, for shares of Prudential Financial Common Stock beginning in September 2014, or earlier upon a fundamental business combination involving Prudential Financial or a continuing payment default. The initial exchange rate for the surplus notes is 10.1235 shares of Common Stock per each $1,000 principal amount of surplus notes, which represents an initial exchange price per share of Common Stock of $98.78; however, the exchange rate is subject to customary anti-dilution adjustments. The exchange rate is also subject to a make-whole decrease in the event of an exchange prior to maturity (except upon a fundamental business combination or a continuing payment default), that will result in a reduction in the number of shares issued upon exchange (per $1,000 principal amount of surplus notes) determined by dividing a prescribed cash reduction value (which will decline over the life of the surplus notes, from $102.62 for an exercise on September 18, 2014 to zero for an exercise at maturity) by the price of the Common Stock at the time of exchange. In addition, the exchange rate is subject to a customary make-whole increase in connection with an exchange of the surplus notes upon a fundamental business combination where 10% or more of the consideration in that business combination consists of cash, other property or securities that are not listed on a U.S. national securities exchange. These exchangeable surplus notes are not redeemable by Prudential Insurance prior to maturity, except in connection with a fundamental business combination involving Prudential Financial, in which case the surplus notes will be redeemable by Prudential Insurance, subject to the noteholders’ right to exchange the surplus notes instead, at par or, if greater, a make-whole redemption price.

From 2011 through 2013, a captive reinsurance subsidiary of Prudential Insurance entered into agreements providing for the issuance and sale of up to $2.0 billion of ten-year fixed-rate surplus notes. Under the agreements, the captive receives in exchange for the surplus notes one or more credit-linked notes issued by a special purpose subsidiary of the Company in an aggregate principal amount equal to the surplus notes issued. The captive holds the credit-linked notes as assets supporting non-economic

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

reserves required to be held by the Company’s domestic insurance subsidiaries under Regulation XXX in connection with the reinsurance of term life insurance policies through the captive. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event affecting the captive. Under the agreements, external counterparties have agreed to fund any such payment under the credit-linked notes in return for a fee. Prudential Financial has agreed to make capital contributions to the captive to reimburse it for investment losses in excess of specified amounts and has agreed to reimburse the external counterparties for any payments under the credit-linked notes that are funded by those counterparties. As of December 31, 2013, an aggregate of $1,500 million of surplus notes were outstanding under these agreements and no such payments under the credit-linked notes have been required.

In December 2013, another captive reinsurance subsidiary entered into a twenty-year financing facility with external counterparties providing for the issuance and sale of a surplus note in an aggregate principal amount of up to $2 billion in order to finance non-economic reserves required to be held by the Company’s domestic insurance subsidiaries under Guideline AXXX. The agreements contemplate that additional external counterparties may be added to this facility in the future which could increase the size of the facility to $3 billion. Similar to the agreements described above, the captive receives in exchange for the surplus note one or more credit linked notes issued by a special purpose affiliate in an aggregate principal amount equal to the surplus note. As above, the principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event, and the external counterparties have agreed to fund any such payment. Prudential Financial has agreed to reimburse the captive for investment losses in excess of specified amounts; however, Prudential Financial has no other reimbursement obligations to the external counterparties under this facility.  As of December 31, 2013, an aggregate of $900 million of surplus notes were outstanding under the facility and no credit-linked note payments have been required.

Under each of the above transactions for the captive reinsurance subsidiaries, because valid rights of set-off exist, interest and principal payments on the surplus notes and on the credit-linked notes are settled on a net basis, and the surplus notes are reflected in the Company’s total consolidated borrowings on a net basis.

Other Captive reinsurance subsidiaries have outstanding $3.2 billion of floating-rate surplus notes that were issued in 2006 through 2008 with unaffiliated institutions to finance reserves required under Regulation XXX and Guideline AXXX. Prudential Financial has agreed to maintain the capital of these subsidiaries at or above a prescribed minimum level and has entered into arrangements (which are accounted for as derivative instruments) that require it to make certain payments in the event of deterioration in the value of these surplus notes. As of December 31, 2013 and 2012, there were no collateral postings made under these derivative instruments.

As of both December 31, 2013 and 2012, captive reinsurance subsidiaries had outstanding $2,046 million, of fixed-rate surplus notes to affiliates which finance reserves required under Regulation XXX and Guideline AXXX.

The surplus notes for the captive reinsurance subsidiaries described above are subordinated to policyholder obligations, and the payment of principal on the surplus notes may only be made with prior approval of the Arizona Department of Insurance. The payment of interest on the surplus notes has been approved by the Arizona Department of Insurance, subject to its ability to withdraw that approval.

Other

Asset-backed notes. On March 30, 2012, Prudential Insurance sold, in a Rule 144A private placement, $1.0 billion of 2.997% asset-backed notes with a final maturity of September 30, 2015. As of December 31, 2013, the outstanding balance of these notes was $850 million due to scheduled repayments. The notes are secured by the assets of a trust, consisting of approximately $2.8 billion aggregate principal balance of residential mortgage-backed securities deposited into the trust by Prudential Insurance.  Payments of interest and principal on the notes will be made only to the extent of funds available to the trust in accordance with a priority of payments set forth in the indenture governing the notes.  Prudential Financial guaranteed to the holders of the notes the timely payment of all principal and interest due on the notes and any “make-whole payments” that may become due as a result of the payment of principal on the notes prior to the scheduled payment date.

Funding Agreement Notes Issuance Program. The Company maintains a Funding Agreement Notes Issuance Program in which a statutory trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance. These

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

obligations are included in “Policyholders’ account balances” and not included in the foregoing table. See Notes 5 and 10 for further discussion of these obligations.

Interest Expense

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, interest expense was increased by $1 million for the year ended December 31, 2013 and there was no material effect on interest expense for the years ended December 31, 2012 and 2011. See Note 21 for additional information on the Company’s use of derivative instruments.

 Interest expense for short-term and long-term debt, including interest on affiliated debt, was $578 million, $488 million and $358 million, for the years ended December 31, 2013, 2012 and 2011, respectively. Interest expense related to affiliated debt was $358 million, $282 million and $203 million for the years ended December 31, 2013, 2012 and 2011, respectively. “Due to parent and affiliates” included $55 million and $46 million associated with the affiliated long-term interest payable at December 31, 2013 and 2012, respectively.

15.    EQUITY

Accumulated Other Comprehensive Income

The balances of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows (net of taxes):

	Accumulated Other Comprehensive Income (Loss) Attributable to Prudential Financial, Inc.

	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses) (1)	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance, December 31, 2010	$107	$2,351	$(1,310)	$1,148
Change in other comprehensive income
before reclassifications	(25)	3,562	(368)	3,169
Amounts reclassified from AOCI	(11)	(939)	74	(876)
Income tax benefit (expense)	9	(932)	100	(823)
Balance, December 31, 2011	80	4,042	(1,504)	2,618

Change in other comprehensive income
before reclassifications	6	1,815	(780)	1,041
Amounts reclassified from AOCI	0	(282)	95	(187)
Income tax benefit (expense)	(1)	(496)	237	(260)
Balance, December 31, 2012	85	5,079	(1,952)	3,212

Change in other comprehensive income
before reclassifications	3	(6,187)	729	(5,455)
Amounts reclassified from AOCI	4	549	117	670
Income tax benefit (expense)	(3)	1,974	(300)	1,671
Balance, December 31, 2013	$89	$1,415	$(1,406)	$98

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

(1)  Includes cash flow hedges of ($379) million, ($168) million, and $2 million as of December 31, 2013, 2012 and 2011, respectively.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended	Affected line item in Consolidated
	December 31, 2013	Statements of Operations

	(in millions)
Amounts reclassified from AOCI (1)(2):

Foreign currency translation adjustment:
Foreign currency translation adjustment	$0	Realized investment gains (losses), net
Foreign currency translation adjustment	(4)	Other income
Total foreign currency translation adjustment	(4)

Net unrealized investment gains (losses):
Cash flow hedges - Interest Rate	(1)	(3)
Cash flow hedges - Currency/Interest rate	(45)	(3)
Net unrealized investment gains (losses)
on available-for-sale securities	(569)
Net unrealized investment gains (losses) - all other	66

Total net unrealized investment gains (losses)	(549)	(4)

Amortization of defined benefit items:
Prior service cost	14	(5)
Actuarial gain (loss)	(131)	(5)
Transition obligation	0	(5)
Total amortization of defined benefit items	(117)

Total reclassifications for the period	$(670)

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 21 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ dividends.

(5)	See Note 17 for information on employee benefit plans.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as available-for-sale and certain other long-term investments and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

		Deferred
		Policy
		Acquisition				Accumulated
		Costs,	Future			Other
		Deferred	Policy			Comprehensive
	Net	Sales	Benefits			Income (Loss)
	Unrealized	Inducements,	and		Deferred	Related To Net
	Gains (Losses)	and Value	Policyholders'		Income Tax	Unrealized
	on	of Business	Account	Policyholders'	(Liability)	Investment
	Investments	Acquired	Balances	Dividends	Benefit	Gains (Losses)

	(in millions)
Balance, December 31, 2010	$(807)	$3	$(5)	$334	$159	$(316)
Net investment gains (losses) on
investments arising during the
period	(376)				132	(244)
Reclassification adjustment for (gains)
losses included in net income	265				(93)	172
Reclassification adjustment for OTTI
losses excluded from net income(1)	(52)				18	(34)
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and value of
business acquired		1			0	1
Impact of net unrealized investment
(gains) losses on future policy
benefits and policyholders'
account balances			18		(6)	12
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				132	(46)	86
Balance, December 31, 2011	$(970)	$4	$13	$466	$164	$(323)
Net investment gains (losses) on
investments arising during the
period	504				(176)	328
Reclassification adjustment for (gains)
losses included in net income	310				(109)	201
Reclassification adjustment for OTTI
losses excluded from net income(1)	(89)				31	(58)
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and value of
business acquired		(5)			2	(3)
Impact of net unrealized investment
(gains) losses on future policy
benefits and policyholders'
account balances			(10)		4	(6)
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				(327)	114	(213)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Balance, December 31, 2012	$(245)	$(1)	$3	$139	$30	$(74)
Net investment gains (losses) on
investments arising during the
period	183				(64)	119
Reclassification adjustment for (gains)
losses included in net income	115				(40)	75
Reclassification adjustment for OTTI
losses excluded from net income(1)	(7)				2	(5)
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and value of
business acquired		(5)			2	(3)
Impact of net unrealized investment
(gains) losses on future policy
benefits and policyholders'
account balances			1		0	1
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				(75)	26	(49)
Balance, December 31, 2013	$46	$(6)	$4	$64	$(44)	$64

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

All Other Net Unrealized Investment Gains and Losses in AOCI

		Deferred
		Policy
		Acquisition				Accumulated
		Costs,	Future			Other
		Deferred	Policy			Comprehensive
	Net	Sales	Benefits			Income (Loss)
	Unrealized	Inducements,	and		Deferred	Related To Net
	Gains (Losses)	and Value	Policyholders'		Income Tax	Unrealized
	on	of Business	Account	Policyholders'	(Liability)	Investment
	Investments(1)	Acquired	Balances	Dividends	Benefit	Gains (Losses)

	(in millions)
Balance, December 31, 2010	$7,590	$(347)	$(935)	$(2,450)	$(1,191)	$2,667
Net investment gains (losses) on
investments arising during the
period	6,256				(2,202)	4,054
Reclassification adjustment for (gains)
losses included in net income	(1,204)				421	(783)
Reclassification adjustment for OTTI
losses excluded from net income(2)	52				(18)	34
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and value of
business acquired		(207)			72	(135)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Impact of net unrealized investment
(gains) losses on future policy
benefits and policyholders'
account balances			(401)		140	(261)
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				(1,863)	652	(1,211)
Balance, December 31, 2011	$12,694	$(554)	$(1,336)	$(4,313)	$(2,126)	$4,365
Net investment gains (losses) on
investments arising during the
period	2,926				(984)	1,942
Reclassification adjustment for (gains)
losses included in net income	(592)				207	(385)
Reclassification adjustment for OTTI
losses excluded from net income(2)	89				(31)	58
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and value of
business acquired		(87)			30	(57)
Impact of net unrealized investment
(gains) losses on future policy
benefits and policyholders'
account balances			117		(41)	76
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				(1,304)	456	(848)
Balance, December 31, 2012	$15,117	$(641)	$(1,219)	$(5,617)	$(2,489)	$5,151
Net investment gains (losses) on
investments arising during the
period	(9,207)				3,224	(5,983)
Reclassification adjustment for (gains)
losses included in net income	434				(152)	282
Reclassification adjustment for OTTI
losses excluded from net income(2)	7				(2)	5
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and value of
business acquired		456			(160)	296
Impact of net unrealized investment
(gains) losses on future policy
benefits and policyholders'
account balances			533		(187)	346
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				1,929	(675)	1,254
Balance, December 31, 2013	$6,351	$(185)	$(686)	$(3,688)	$(441)	$1,351

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.
(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Dividend Restrictions

New Jersey insurance law provides that, except in the case of extraordinary dividends (as described below), all dividends or other distributions paid by Prudential Insurance may be paid only from unassigned surplus, as determined pursuant to statutory accounting principles, less cumulative unrealized investment gains and losses and revaluation of assets as of the prior calendar year-end. As of December 31, 2013, Prudential Insurance’s unassigned surplus was $4,439 million, and it recorded applicable adjustments for cumulative unrealized investment gains of $2,304 million. Prudential Insurance must give prior notification to the New Jersey Department of Banking and Insurance (“NJDOBI”) of its intent to pay any such dividend or distribution. Also, if any dividend, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of Prudential Insurance’s statutory surplus as of the preceding December 31 ($938 million as of December 31, 2013) or (ii) its statutory net gain from operations excluding realized investment gains and losses for the twelve-month period ending on the preceding December 31, ($1,252 million for the year ended December 31, 2013), the dividend is considered to be an “extraordinary dividend” and requires the prior approval of NJDOBI. Under New Jersey insurance law, Prudential Insurance is permitted to pay a dividend of $1,252 million in 2014 without prior approval of NJDOBI.

The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s. In addition, although prior regulatory approval may not be required by law for the payment of dividends up to the limitations described above, in practice, the Company would typically discuss any dividend payments with the applicable regulatory authority prior to payment. Additionally, the payment of dividends by Prudential Insurance and its subsidiaries is subject to declaration by their Board of Directors and may be affected by market conditions and other factors.
 Statutory Net Income, Capital and Surplus

Prudential Insurance and its subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. These subsidiaries do not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $1,358 million, $1,382 million and $826 million for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory capital and surplus of Prudential Insurance amounted to $9,383 million and $8,699 million at December 31, 2013 and 2012, respectively.

The Risk Based Capital (“RBC”) ratio is a primary measure by which the Company and its insurance regulators evaluate the capital adequacy of Prudential Insurance and its insurance subsidiaries. The RBC ratio for Prudential Insurance includes both the Financial Services Businesses and Closed Block Business. RBC is determined by NAIC-prescribed formulas that consider, among other things, risks related to the type and quality of the invested assets, insurance-related risks associated with an insurer’s products and liabilities, interest rate risks and general business risks. If Total Adjusted Capital (“TAC”), as calculated in a manner prescribed by the NAIC, falls below the Company Action Level RBC, corrective action is required.  As of December 31, 2013, Prudential Insurance had Total Adjusted Capital levels in excess of 4.0 times the regulatory required minimums that would require corrective action.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

16.    STOCK-BASED COMPENSATION

In 2013 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2013, 2012 and 2011, include allocated costs of $13 million, $14 million and $13 million, respectively, associated with employee stock options and $53 million, $39 million, and $39 million, respectively, associated with employee restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

17.    EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

On December 6, 2013, the Company transferred $340 million of assets within the qualified pension plan under Section 420 of the Internal Revenue Code from assets supporting pension benefits to assets supporting retiree medical and life benefits. The transfer resulted in a reduction to the prepaid benefit cost for the qualified pension plan and an offsetting decrease in the accrued benefit liability for the postretirement plan with no net effect on stockholders’ equity on the Company’s consolidated financial position. The transfer had no impact on the Company’s consolidated results of operations, but will reduce the future cash contributions required to be made to the postretirement plan.

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of December 31, 2013 and 2012, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2013	2012	2013	2012

	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(10,296)	(9,236)	$(2,347)	(2,260)
Acquisition/divestiture	0	0	(3)	0
Service cost	(155)	(157)	(15)	(13)
Interest cost	(413)	(443)	(88)	(100)
Plan participants’ contributions	0	0	(28)	(27)
Medicare Part D subsidy receipts	0	0	(12)	(17)
Amendments	(2)	53	0	0
Annuity purchase	1	1	0	0
Actuarial gains/(losses), net	876	(1,039)	214	(127)
Settlements	0	0	0	0
Curtailments	0	0	0	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Special termination benefits	(2)	(2)	0	0
Benefits paid	580	536	200	199
Foreign currency changes and other	(5)	(9)	1	(2)
Benefit obligation at end of period	$(9,416)	$(10,296)	$(2,078)	$(2,347)

Change in plan assets
Fair value of plan assets at beginning of period	$12,352	$11,717	$1,329	$1,344
Actual return on plan assets	249	1,089	244	141
Annuity purchase	(1)	(1)	0	0
Employer contributions	95	71	18	16
Plan participants’ contributions	0	0	28	27
Disbursement for settlements	0	0	0	0
Benefits paid	(580)	(536)	(200)	(199)
Foreign currency changes and other	7	12	(14)	0
Effect of Section 420 transfer	(340)	0	340	0
Fair value of plan assets at end of period	$11,782	$12,352	$1,745	$1,329

Funded status at end of period	$2,366	$2,056	$(333)	$(1,018)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,353	$3,130	$0	$0
Accrued benefit liability	(987)	(1,074)	(333)	(1,018)
Net amount recognized	$2,366	$2,056	$(333)	$(1,018)

Items recorded in “Accumulated other comprehensive income”
not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$0	$0	$0	$0
Prior service cost	(12)	(16)	(19)	(30)
Net actuarial loss	1,806	2,244	456	877
Net amount not recognized	$1,794	$2,228	$437	$847

Accumulated benefit obligation	$(8,933)	$(9,800)	$(2,078)	$(2,347)

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($892 million and $971 million benefit obligation at December 31, 2013 and 2012, respectively). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will be required to make contributions to the trust to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans.  The Company made a discretionary payment of $95 million and $0 million to the trust in 2013 and 2012, respectively.  As of December 31, 2013 and 2012, the assets in these trusts had a carrying value of $561 million and $445 million, respectively.

The Company also maintains a separate rabbi trust established at the time of the combination of its retail securities brokerage and clearing operations with those of Wachovia for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($73 million and $80 million benefit obligation at December 31, 2013 and 2012, respectively), as well as certain cash-based deferred compensation arrangements. As of December 31, 2013 and 2012, the assets in the trust had a carrying value of $116 million and $135 million, respectively.

Pension benefits for foreign plans comprised 3% and 2% of the ending benefit obligation for 2013 and 2012, respectively. Foreign pension plans comprised 3% and 2% of the ending fair value of plan assets for 2013 and 2012, respectively.  There are no material foreign postretirement plans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Information for pension plans with a projected benefit obligation in excess of plan assets

	2013	2012

	(in millions)

Projected benefit obligation	$987	$1,074
Fair value of plan assets	0	0

Information for pension plans with an accumulated benefit obligation in excess of plan assets

	2013	2012

	(in millions)

Accumulated benefit obligation	$839	$921
Fair value of plan assets	0	0

In 2013 and 2012 the pension plans purchased annuity contracts from Prudential Insurance for $1 million.  The approximate future annual benefit payment payable by Prudential Insurance for all annuity contracts was $21 million and $18 million as of December 31, 2013 and 2012, respectively.

There were pension plan amendments in 2013 and 2012.  In 2013 the benefit obligation for pension benefits increased $2 million for immediately vesting employees due to the Section 420 transfer.  In 2012 the benefit obligation for pension benefits decreased $53 million to reduce future pension benefits associated with the cash balance feature of certain plans.  There were no postretirement plan amendments in 2013 and 2012.

Components of Net Periodic Benefit Cost

The Company uses market related value to determine components of net periodic (benefit) cost.  Market related value recognizes certain changes in fair value of plan assets over a period of five years.  Changes in the fair value of U.S Equities, International Equities, Real Estate and Other Assets are recognized over a five year period.  However, the fair value for Fixed Maturity assets (including short term investments) are recognized immediately for the purposes of market related value.

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2013	2012	2011	2013	2012	2011

	(in millions)

Service cost	$155	$157	$137	$15	$13	$10
Interest cost	413	443	454	88	100	109
Expected return on plan assets	(766)	(806)	(754)	(87)	(88)	(98)
Amortization of transition obligation	0	0	0	0	0	1
Amortization of prior service cost	(2)	22	23	(11)	(12)	(12)
Amortization of actuarial (gain) loss, net	76	30	26	55	55	36
Settlements	0	0	0	0	0	0
Curtailments	0	0	(18)	0	0	0
Special termination benefits (1)	2	2	3	0	0	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net periodic (benefit) cost (2)	$(122)	$(152)	$(129)	$60	$68	$46

(1)	Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

(2)	Includes net periodic (benefit) cost for pensions of $0 million, $0 million and ($18) million for 2013, 2012 and 2011, respectively, that have been classified as discontinued operations.

Changes in Accumulated Other Comprehensive Income

The amounts recorded in “Accumulated other comprehensive income” as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in “Other Comprehensive Income” are as follows:

	Pension Benefits			Other Postretirement Benefits
	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss

	(in millions)

Balance, December 31, 2010	$0	$81	$1,450	$1	$(54)	$617
Amortization for the period	0	(23)	(26)	(1)	12	(36)
Deferrals for the period	0	0	110	0	0	274
Impact of foreign currency changes and other	0	1	(13)	0	0	(3)
Balance, December 31, 2011	$0	59	1,521	$0	(42)	852
Amortization for the period	0	(22)	(30)	0	12	(55)
Deferrals for the period	0	(53)	756	0	0	74
Impact of foreign currency changes and other	0	0	(3)	0	0	6
Balance, December 31, 2012	$0	$(16)	$2,244	$0	$(30)	$877
Amortization for the period	0	2	(76)	0	11	(55)
Deferrals for the period	0	2	(359)	0	0	(371)
Impact of foreign currency changes and other	0	0	(3)	0	0	5
Balance, December 31, 2013	$0	$(12)	$1,806	$0	$(19)	$456

The amounts included in “Accumulated other comprehensive income” expected to be recognized as components of net periodic (benefit) cost in 2014 are as follows:

	Pension Benefits	Other Postretirement Benefits

	(in millions)
Amortization of transition obligation	$0	$0
Amortization of prior service cost	(2)	(11)
Amortization of actuarial (gain) loss, net	72	25
Total	$70	$14

The Company’s assumptions related to the calculation of the domestic benefit obligation (end of period) and the determination of net periodic (benefit) cost (beginning of period) are presented in the table below:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Pension Benefits			Other Postretirement Benefits
	2013	2012	2011	2013	2012	2011

Weighted-average assumptions
Discount rate (beginning of period)	4.05%	4.85%	5.60%	3.85%	4.60%	5.35%
Discount rate (end of period)	4.95%	4.05%	4.85%	4.75%	3.85%	4.60%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Expected return on plan assets (beginning of period)	6.25%	6.75%	7.00%	7.00%	7.00%	7.00%
Health care cost trend rates (beginning of period)	N/A	N/A	N/A	5.00-7.50%	5.00-7.50%	5.00-7.50%
Health care cost trend rates (end of period)	N/A	N/A	N/A	5.00-7.08%	5.00-7.50%	5.00-7.50%
For 2013, 2012 and 2011, the ultimate health care cost trend rate after
gradual decrease until: 2019, 2017, 2017 (beginning of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%
For 2012, 2011 and 2010, the ultimate health care cost trend rate
after gradual decrease until: 2019, 2019, 2017 (end of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement obligations at December 31, 2013 and December 31, 2012 is based upon the value of a  portfolio of Aa investments whose cash flows would be available to pay the benefit obligation's cash flows when due.  The portfolio is selected from a compilation of approximately 515 Aa-rated bonds across the full range of maturities.  Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated.  This refinement process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation at December 31, 2013 and December 31, 2012.  A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation.  The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2013 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2013. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation, effect of active management, expenses and the effect of rebalancing.  The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation, effect of active management, expenses and the effect of rebalancing.

The Company applied the same approach to the determination of the expected long-term rate of return on plan assets in 2014.  The expected rate of return for 2014 is 6.25% and 7.00% for pension and postretirement, respectively.

The assumptions for foreign pension plans are based on local markets. There are no material foreign postretirement plans.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits

(in millions)
One percentage point increase
Increase in total service and interest costs	$7
Increase in postretirement benefit obligation	144

One percentage point decrease
Decrease in total service and interest costs	$5
Decrease in postretirement benefit obligation	117

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Plan Assets

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments.  The cash requirements for a pension obligation, which include a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments, are designed to be met by the bonds and short term investments in the portfolio.  The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of the December 31, 2013 are as follows:

	Pension		Postretirement
	Minimum	Maximum	Minimum	Maximum

Asset Category
U.S. Equities	4%	19%	42%	55%
International Equities	4%	20%	1%	9%
Fixed Maturities	52%	70%	1%	46%
Short-term Investments	0%	15%	0%	51%
Real Estate	2%	12%	0%	0%
Other	0%	14%	0%	0%

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

  Assets held with Prudential Insurance are in either pooled separate accounts or single client separate accounts.  Pooled separate accounts hold assets for multiple investors.  Each investor owns a “unit of account.”  Single client separate accounts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.  Assets held with a bank are either in common/collective trusts or single client trusts. Common or collective trusts hold assets for more than one investor.  Each investor owns a “unit of account.”  Single client trusts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2013 and December 31, 2012 for either the pension or postretirement plans.

The authoritative guidance around fair value established a framework for measuring fair value.  Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 19.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Insurance Company Pooled Separate Accounts, Common or Collective Trusts, and United Kingdom Insurance Pooled Funds – Insurance company pooled separate accounts are invested via group annuity contracts issued by Prudential Insurance. Assets are represented by a “unit of account.”  The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The underlying investments are valued in accordance with the corresponding valuation method for the investments held.

Equities – See Note 19 for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt - See Note 19 for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps – See Note 19 for a discussion of the valuation methodologies for derivative instruments.

Guaranteed Investment Contract - The value is based on contract cash flows and available market rates for similar investments.

Registered Investment Companies (Mutual Funds) - Securities are priced at the net asset value (“NAV”) of shares.

Unrealized Gain (Loss) on Investment of Securities Lending Collateral - This value is the contractual position relative to the investment of securities lending collateral.

Real Estate - The values are determined through an independent appraisal process. The estimate of fair value is based on three approaches; (1) current cost of reproducing the property less deterioration and functional/economic obsolescence; (2) discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor; and (3) value indicated by recent sales of comparable properties in the market. Each approach requires the exercise of subjective judgment.

Short-term Investments - Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized Cost approximates fair value.

Partnerships - The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Structured Debt (Gateway Recovery Trust) - The value is based primarily on unobservable inputs including probability weighted cash flows and reinvestment yield assumptions.

Hedge Funds - The value of interests in the hedge funds is based on the underlying investments that include equities, debt and other investments.

 Variable Life Insurance Policies – These assets are held in group and individual variable life insurance policies issued by Prudential Insurance.  Group policies are invested in Insurance Company Pooled Separate Accounts.  Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interests in these policies is the cash surrender value of the policies based on the underlying investments.

Pension plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2013
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Pooled separate accounts (1)	$0	$1,170	$0	$1,170
Common/collective trusts (1)	0	81	0	81
Sub-total				1,251

International Equities:
Pooled separate accounts (2)	0	349	0	349
Common/collective trusts (3)	0	40	0	40
United Kingdom insurance pooled funds (4)	0	50	0	50
Sub-total				439

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Fixed Maturities:
Pooled separate accounts (5)	0	1,085	32	1,117
Common/collective trusts (6)	0	255	0	255
U.S. government securities (federal):
Mortgage backed	0	2	0	2
Other U.S. government securities	0	1,005	0	1,005
U.S. government securities (state & other)	0	636	0	636
Non-U.S. government securities	0	9	0	9
United Kingdom insurance pooled funds (7)	0	266	0	266
Corporate Debt:
Corporate bonds (8)	0	3,660	16	3,676
Asset backed	0	24	0	24
Collateralized Mortgage Obligations (9)	0	137	0	137
Interest rate swaps (Notional amount: $623)	0	(3)	0	(3)
Other (10)	717	0	66	783
Unrealized gain (loss) on investment of securities lending
collateral (11)	0	(39)	0	(39)
Sub-total				7,868

Short-term Investments:
Pooled separate accounts	0	78	0	78
United Kingdom insurance pooled funds	0	1	0	1
Sub-total				79

Real Estate:
Pooled separate accounts (12)	0	0	356	356
Partnerships	0	0	320	320
Sub-total				676

Other:
Partnerships	0	0	374	374
Hedge funds	0	0	1,095	1,095
Sub-total				1,469
Total	$717	$8,806	$2,259	$11,782

	As of December 31, 2012
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Pooled separate accounts (1)	$0	$1,143	$0	$1,143
Common/collective trusts (1)	0	82	0	82
Sub-total				1,225

International Equities:
Pooled separate accounts (2)	0	278	0	278
Common/collective trusts (3)	0	102	0	102
United Kingdom insurance pooled funds (4)	0	69	0	69
Sub-total				449

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Fixed Maturities:
Pooled separate accounts (5)	0	1,077	32	1,109
Common/collective trusts (6)	0	264	0	264
U.S. government securities (federal):
Mortgage backed	0	3	0	3
Other U.S. government securities	0	1,154	0	1,154
U.S. government securities (state & other)	0	747	0	747
Non-U.S. government securities	0	5	0	5
United Kingdom insurance pooled funds (7)	0	221	0	221
Corporate Debt:
Corporate bonds (8)	0	3,882	12	3,894
Asset backed	0	17	0	17
Collateralized Mortgage Obligations (9)	0	293	0	293
Interest rate swaps (Notional amount: $978)	0	(4)	0	(4)
Other (10)	735	(4)	58	789
Unrealized gain (loss) on investment of securities lending
collateral (13)	0	(44)	0	(44)
Sub-total				8,448

Short-term Investments:
Pooled separate accounts	0	418	0	418
United Kingdom insurance pooled funds	0	0	0	0
Sub-total				418

Real Estate:
Pooled separate accounts (12)	0	0	322	322
Partnerships	0	0	185	185
Sub-total				507

Other:
Partnerships	0	0	598	598
Hedge funds	0	0	707	707
Sub-total				1,305
Total	$735	$9,703	$1,914	$12,352

(1)	These categories invest in U.S. equity funds whose objective is to track or outperform various indexes.
(2)	This category invests in large cap international equity fund whose objective is to track an index.
(3)	This category invests in international equity funds, primarily large cap, whose objective is to outperform various indexes.
(4)	This category invests in an international equity fund whose objective is to track an index.
(5)	This category invests in bond funds, primarily highly rated private placement securities.
(6)	This category invests in bond funds, primarily highly rated public securities whose objective is to outperform an index.
(7)	This category invests in bond funds, primarily highly rated corporate securities.
(8)	This category invests in highly rated corporate securities.
(9)	This category invests in highly rated Collateralized Mortgage Obligations.
(10)	Primarily cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(11)
The contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $701 million and the liability for securities lending collateral is $740 million.

(12)	This category invests in commercial real estate and real estate securities funds, whose objective is to outperform an index
(13)	The contractual value of investments of securities lending collateral invested in primarily short-term bond funds is $682 million and the liability for securities lending collateral is $726 million.

Changes in Fair Value of Level 3 Pension Assets

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2013
		Fixed
	Fixed	Maturities -
	Maturities -	Corporate		Real Estate -
	Pooled	Debt -	Fixed	Pooled
	Separate	Corporate	Maturities -	Separate
	Accounts	Bonds	Other	Accounts
	(in millions)
Fair Value, beginning of period	$32	$12	$58	$322
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0	0	46
Relating to assets sold during the period	0	0	0	0
Purchases, sales and settlements	0	4	8	(12)
Transfers in and /or out of Level 3	0	0	0	0
Fair Value, end of period	$32	$16	$66	$356

		Year Ended December 31, 2013
		Real Estate -	Other -	Other - Hedge
		Partnerships	Partnerships	Fund
		(in millions)
Fair Value, beginning of period		$185	$598	$707
Actual Return on Assets:
Relating to assets still held at the reporting date		35	48	106
Relating to assets sold during the period		0	0	4
Purchases, sales and settlements		100	7	(1)
Transfers in and /or out of Level 3 (1)		0	(279)	279
Fair Value, end of period		$320	$374	$1,095

	Year Ended December 31, 2012
		Fixed
	Fixed	Maturities -
	Maturities -	Corporate		Real Estate -
	Pooled	Debt -	Fixed	Pooled
	Separate	Corporate	Maturities -	Separate
	Accounts	Bonds	Other	Accounts
	(in millions)
Fair Value, beginning of period	$20	$12	$62	$318
Actual Return on Assets:
Relating to assets still held at the reporting date	2	(1)	0	40
Relating to assets sold during the period	0	0	0	(1)
Purchases, sales and settlements	10	0	(4)	(35)
Transfers in and /or out of Level 3	0	1	0	0
Fair Value, end of period	$32	$12	$58	$322

		Year Ended December 31, 2012

		Real Estate -	Other -	Other - Hedge

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Partnerships	Partnerships	Fund
	(in millions)
Fair Value, beginning of period	$105	$552	$678
Actual Return on Assets:
Relating to assets still held at the reporting date	5	32	57
Relating to assets sold during the period	0	0	0
Purchases, sales and settlements	75	14	(28)
Transfers in and /or out of Level 3	0	0	0
Fair Value, end of period	$185	$598	$707

(1) The transfers in and out of Level 3 represent a reclassification of certain fund assets from Partnerships to Hedge Funds.

Postretirement plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2013
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies (1)	$0	$634	$0	$634
Common trusts (2)	0	136	0	136
Equities	110	0	0	110
Sub-total				880

International Equities:
Variable Life Insurance Policies (3)	0	64	0	64
Common trusts (4)	0	23	0	23
Sub-total				87

Fixed Maturities:
Common trusts (5)	0	29	0	29
U.S. government securities (federal):
Mortgage Backed	0	7	0	7
Other U.S. government securities	0	289	0	289
U.S. government securities (state & other)	0	3	0	3
Non-U.S. government securities	0	4	0	4
Corporate Debt:
Corporate bonds (6)	0	235	1	236
Asset Backed	0	56	5	61
Collateralized Mortgage Obligations (7)	0	35	0	35
Interest rate swaps (Notional amount: $861)	0	(7)	0	(7)
Other (8)	74	0	(6)	68
Unrealized gain (loss) on investment of securities lending
collateral (9)	0	0	0	0
Sub-total				725

Short-term Investments:
Variable Life Insurance Policies
Pooled separate accounts	0	0	0	0
Registered investment companies	53	0	0	53

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Sub-total				53
Total	$237	$1,508	$0	$1,745

	As of December 31, 2012
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies (1)	$0	$493	$0	$493
Common trusts (2)	0	100	0	100
Equities	104	0	0	104
Sub-total				697

International Equities:
Variable Life Insurance Policies (3)	0	52	0	52
Common trusts (4)	0	18	0	18
Sub-total				70

Fixed Maturities:
Common trusts (5)	0	29	0	29
U.S. government securities (federal):
Mortgage Backed	0	12	0	12
Other U.S. government securities	0	138	0	138
U.S. government securities (state & other)	0	3	0	3
Non-U.S. government securities	0	8	0	8
Corporate Debt:
Corporate bonds (6)	0	195	2	197
Asset Backed	0	57	0	57
Collateralized Mortgage Obligations (7)	0	70	0	70
Interest rate swaps (Notional amount: $681)	0	(8)	0	(8)
Other (8)	47	0	(4)	43
Unrealized gain (loss) on investment of securities lending
collateral (10)	0	0	0	0
Sub-total				549

Short-term Investments:
Variable Life Insurance Policies
Pooled separate accounts	0	1	0	1
Registered investment companies	12	0	0	12
Sub-total				13
Total	$163	$1,168	$(2)	$1,329

(1)	This category invests in U.S. equity funds, primarily large cap equities whose objective is to track an index via pooled separate accounts and registered investment companies.
(2)	This category invests in U.S. equity funds, primarily large cap equities.
(3)	This category invests in international equity funds, primarily large cap international equities whose objective is to track an index.
(4)	This category fund invests in large cap international equity fund whose objective is to outperform an index.
(5)	This category invests in U.S. bonds funds.
(6)	This category invests in highly rated corporate bonds.
(7)	This category invests in highly rated Collateralized Mortgage Obligations.
(8)	Cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

9)
In 2013 the contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $16 million and the liability for securities lending collateral is $16 million.

(10)
In 2012 the contractual net value of the investment of securities lending collateral invested in primarily short term bond funds is $44 million and the liability for securities lending collateral is $44 million.

Changes in Fair Value of Level 3 Postretirement Assets

	Year Ended December 31, 2013
	Fixed	Fixed
	Maturities -	Maturities -
	Corporate	Corporate
	Debt -	Debt -	Fixed
	Corporate	Asset	Maturities -
	Bonds	Backed	Other
	(in millions)
Fair Value, beginning of period	$2	$0	$(4)
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0	0
Relating to assets sold during the period	0	0	0
Purchases, sales and settlements	(1)	5	(2)
Transfers in and /or out of Level 3	0	0	0
Fair Value, end of period	$1	$5	$(6)

	Year Ended December 31, 2012
	Fixed
	Maturities -
	Corporate
	Debt -	Fixed
	Corporate	Maturities -
	Bonds	Other
	(in millions)
Fair Value, beginning of period	$2	$2
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0
Relating to assets sold during the period	0	0
Purchases, sales and settlements	0	(6)
Transfers in and /or out of Level 3	0	0
Fair Value, end of period	$2	$(4)

A summary of pension and postretirement plan asset allocation as of the year ended December 31, are as follows:

	Pension Percentage of Plan Assets		Postretirement Percentage of Plan Assets
	2013	2012	2013	2012

Asset Category
U.S. Equities	11%	10%	50%	52%
International Equities	4	4	5	5
Fixed Maturities	66	68	39	40
Short-term Investments	1	3	6	3
Real Estate	6	4	0	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other	12	11	0	0
Total	100%	100%	100%	100%

          The expected benefit payments for the Company's pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company's postretirement plan, for the years indicated are as follows:

	Pension Benefits	Other Postretirement Benefits	Other Postretirement Benefits - Medicare Part D Subsidy Receipts

	(in millions)
2014	$529	$186	$15
2015	537	185	15
2016	558	184	16
2017	576	183	16
2018	590	181	16
2019-2023	3,230	867	82
Total	$6,020	$1,786	$160

The Company anticipates that it will make cash contributions in 2014 of approximately $60 million to the pension plans and approximately $10 million to the postretirement plans.

Postemployment Benefits

 The Company accrues postemployment benefits for income continuance and health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2013 and 2012 was $68 million and $41 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

 The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $57 million, $54 million and $54 million for the years ended December 31, 2013, 2012 and 2011, respectively.

18.    INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31 were as follows:

	2013	2012	2011

	(in millions)
Current tax expense (benefit)
U.S.	$(596)	$598	$255
State and local	(7)	13	(1)
Foreign	26	11	12
Total	(577)	622	266
Deferred tax expense (benefit)
U.S.	700	(553)	169
State and local	3	0	1

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Foreign	0	3	5
Total	703	(550)	175
Total income tax expense on continuing operations before equity in earnings of operating
joint ventures	$126	$72	$441
Income tax expense on equity in earnings of operating joint ventures	23	22	84
Income tax expense (benefit) on discontinued operations	(2)	(1)	6
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	(1,671)	260	823
Additional paid-in capital	(14)	(19)	0
Stock-based compensation programs	(12)	(22)	(11)
Total income taxes	$(1,550)	$312	$1,343
The Company’s actual income tax expense on continuing operations before equity in earnings of operating joint ventures for the years ended December 31 differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and equity in earnings of operating joint ventures for the following reasons:

	2013	2012	2011

	(in millions)
Expected federal income tax expense	$544	$358	$408
Non-taxable investment income	(266)	(228)	(191)
Low income housing and other tax credits	(91)	(66)	(72)
Medicare Part D	(43)	(1)	(2)
Uncertain tax positions and interest	0	0	46
Non-deductible goodwill impairment	0	0	241
Other	(18)	9	11
Total income tax expense on continuing operations before equity in earnings of
operating joint ventures	$126	$72	$441

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2012 and current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive (“IDD”) confirming  that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and obsoleting Revenue Ruling 2007-61. For the last several years, the revenue proposals included in the Obama Administration's budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2011, 2012 or 2013 results.

The Medicare Part D subsidy provided by the government is not subject to tax. However, the amount a company can otherwise deduct for retiree health care expenses must be reduced by the amount of the Medicare Part D subsidy received and not taxed in that year, effectively making the subsidy taxable. During 2013, the Company transferred $340 million of assets within the qualified pension plan under Section 420 of the Internal Revenue Code from assets supporting pension benefits to assets supporting retiree medical and life benefits. As a result, the Company reduced the projected amount of retiree health care payments that would not be deductible related to future receipts by the Company of the Medicare Part D subsidy and recognized a $43 million tax benefit in "Income from continuing operations before equity in earnings of operating joint ventures."

Deferred tax assets and liabilities at December 31 resulted from the items listed in the following table:

	2013	2012

	(in millions)
Deferred tax assets
Insurance reserves	$2,588	$3,057
Policyholders' dividends	1,812	2,448
Employee benefits	0	22
Other	169	38
Deferred tax assets before valuation allowance	4,569	5,565
Valuation allowance	(7)	(9)
Deferred tax assets after valuation allowance	4,562	5,556
Deferred tax liabilities
Deferred policy acquisition costs	2,243	1,700
Net unrealized investment gains	2,193	5,086
Investments	1,289	1,662
Value of business acquired	559	80
Deferred annuity bonus	351	280
Employee benefits	223	0
Deferred tax liabilities	6,858	8,808
Net deferred tax liability	$(2,296)	$(3,252)

The application of  U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

A valuation allowance has been recorded related to tax benefits associated with foreign deferred tax assets. Adjustments to the valuation allowance are made to reflect changes in management’s assessment of the amount of the deferred tax asset that is realizable and the amount of deferred tax asset actually realized during the year. The valuation allowance includes amounts recorded in connection with deferred tax assets at December 31 as follows

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	2013	2012

	(in millions)
Valuation allowance related to state and local deferred tax assets	$0	$0
Valuation allowance related to foreign operations deferred tax assets	$7	$9

The following table sets forth the federal and state operating and capital  loss carryforwards for tax purposes, at December 31:

	2013	2012

	(in millions)
Federal net operating and capital loss carryforwards	$0	$8
State net operating and capital loss carryforwards (1)	$5	$5

[Missing Graphic Reference]

(1)	Expires between 2029 and 2030.

The Company does not provide U.S. income taxes on unremitted foreign earnings of its non-U.S. operations, other than its Taiwan investment management subsidiary.   During 2013, 2012, and 2011 the Company made no changes with respect to its repatriation assumptions.

The following table sets forth the undistributed earnings of foreign subsidiaries, where the Company assumes permanent reinvestment, for which U.S. deferred taxes have not been provided, as of the periods indicated. Determining the tax liability that would arise if these earnings were remitted is not practicable.

	At December 31,
	2013	2012	2011

	(in millions)
Undistributed earnings of foreign subsidiaries (assuming permanent reinvestment)	$64	$57	$40

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company’s unrecognized tax benefits for the years ended December 31 are as follows:

	2013	2012	2011

	(in millions)
Balance at January 1,	$10	$69	$161
Increases in unrecognized tax benefits-prior years	0	2	53
(Decreases) in unrecognized tax benefits-prior years	(2)	(1)	(2)
Increases in unrecognized tax benefits-current year	0	0	0
(Decreases) in unrecognized tax benefits-current year	0	0	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Settlements with taxing authorities	0	(60)	(143)
Balance at December 31,	$8	$10	$69
Unrecognized tax benefits that, if recognized, would favorably impact the
effective rate	$8	$10	$9

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the consolidated financial statements for tax-related interest and penalties for the years ended December 31 are as follows:

	2013	2012	2011

	(in millions)
Interest and penalties recognized in the consolidated statements of operations	$1	$0	$0

		2013	2012
		(in millions)
Interest and penalties recognized in liabilities in the consolidated statements of
financial position		$0	$0

Listed below are the tax years that remain subject to examination by major tax jurisdiction, at December 31, 2013:

Major Tax Jurisdiction	Open Tax Years
United States	2004 - 2013

.

During 2004 through 2006, the Company entered into a transaction that involved, among other things, the payment of foreign income taxes that were credited against the Company’s U.S. tax liability. On May 23, 2011, the IRS issued notices of proposed adjustments disallowing the foreign tax credits claimed and related transaction expenses. The total amount of the proposed adjustments for the transaction was approximately $100 million of tax and penalties. During the fourth quarter of 2011, the Company reached agreement with the IRS on the resolution of the proposed foreign tax credits disallowance. The impact to the 2011 results attributable to the settlement was an increase to tax expense of approximately $39 million. The settlement of the foreign tax credit transaction for 2004 through 2006 marked the conclusion of the IRS audits for those years.  As a result, all unrecognized tax positions plus interest relating to tax years prior to 2007 were recognized in 2011.  As such, 2011 benefited from a reduction to the liability for unrecognized tax benefits of $53 million, including the impact from the foreign tax credit disallowance.

For tax years 2007 through 2013, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

19.    FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement—Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that trade on an active exchange market.

Level 2—Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain commercial mortgage loans, short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain commercial mortgage loans, certain consolidated real estate funds for which the Company is the general partner, embedded derivatives resulting from certain products with guaranteed benefits and certain due from/to parent and affiliates.

Assets and Liabilities by Hierarchy Level—The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2013
	Level 1	Level 2	Level 3	Netting (1)	Total

	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	$0	$9,328	$0	$0	$9,328
Obligations of U.S. states and their political subdivisions	0	3,145	0	0	3,145
Foreign government bonds	0	1,671	1	0	1,672
Corporate securities	0	112,746	564	0	113,310
Asset-backed securities	0	6,902	2,948	0	9,850
Commercial mortgage-backed securities	0	12,901	111	0	13,012
Residential mortgage-backed securities	0	4,694	8	0	4,702
Subtotal	0	151,387	3,632	0	155,019
Trading account assets: (2)
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	0	141	0	0	141
Obligations of U.S. states and their political subdivisions	0	190	0	0	190
Foreign government bonds	0	117	0	0	117
Corporate securities	0	12,898	83	0	12,981
Asset-backed securities	0	742	385	0	1,127
Commercial mortgage-backed securities	0	2,441	0	0	2,441
Residential mortgage-backed securities	0	1,828	2	0	1,830

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Equity securities	37	0	216	0	253
All other activity (3)	550	15,981	0	(13,768)	2,763
Subtotal	587	34,338	686	(13,768)	21,843
Equity securities, available-for-sale	4,228	2,104	89	0	6,421
Commercial mortgage and other loans	0	0	0	0	0
Other long-term investments	7	39	880	0	926
Short-term investments	5,010	757	1	0	5,768
Cash equivalents	768	1,148	6	0	1,922
Other assets	3	202	0	0	205
Due from parent and affiliates	0	550	379	0	929
Subtotal excluding separate account assets	10,603	190,525	5,673	(13,768)	193,033
Separate account assets (4)	46,079	168,402	22,550	0	237,031
Total assets	$56,682	$358,927	$28,223	$(13,768)	$430,064

Future policy benefits (5)	0	0	(326)	0	(326)
Other liabilities	0	9,336	5	(7,257)	2,084
Due to parent and affiliates	0	8,310	423	(6,548)	2,185
Total liabilities	$0	$17,646	$102	$(13,805)	$3,943

	As of December 31, 2012
	Level 1	Level 2	Level 3	Netting (1)	Total

	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	$0	$11,352	$0	$0	$11,352
Obligations of U.S. states and their political subdivisions	0	2,731	0	0	2,731
Foreign government bonds	0	1,987	0	0	1,987
Corporate securities	0	112,827	844	0	113,671
Asset-backed securities	0	7,373	2,971	0	10,344
Commercial mortgage-backed securities	0	10,867	0	0	10,867
Residential mortgage-backed securities	0	6,812	11	0	6,823
Subtotal	0	153,949	3,826	0	157,775
Trading account assets: (2)
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	0	151	0	0	151
Obligations of U.S. states and their political subdivisions	0	259	0	0	259
Foreign government bonds	0	126	0	0	126
Corporate securities	0	12,091	93	0	12,184
Asset-backed securities	0	779	381	0	1,160
Commercial mortgage-backed securities	0	2,269	1	0	2,270
Residential mortgage-backed securities	0	2,024	2	0	2,026
Equity securities	26	0	205	0	231
All other activity (3) (6)	663	18,506	19	(15,007)	4,181
Subtotal	689	36,205	701	(15,007)	22,588
Equity securities, available-for-sale	3,336	1,966	44	0	5,346
Commercial mortgage and other loans	0	0	0	0	0
Other long-term investments	2	34	507	0	543
Short-term investments	2,282	1,298	0	0	3,580
Cash equivalents	392	2,463	0	0	2,855

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other assets	78	234	0	0	312
Due from parent and affiliates	0	863	1,646	0	2,509
Subtotal excluding separate account assets	6,779	197,012	6,724	(15,007)	195,508
Separate account assets (4)	37,684	148,770	21,100	0	207,554
Total assets	$44,463	$345,782	$27,824	$(15,007)	$403,062

Future policy benefits (5)	0	0	1,552	0	1,552
Other liabilities	0	8,121	0	(8,031)	90
Due to parent and affiliates (6)	0	9,542	19	(6,913)	2,648
Total liabilities	$0	$17,663	$1,571	$(14,944)	$4,290

(1)
 “Netting” amounts represent cash collateral of ($37) million and $63 million as of December 31, 2013 and December 31, 2012, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.

(2)	Includes Trading Account Assets Supporting Insurance Liabilities and Other Trading Account Assets.

(3)	Level 1 represents cash equivalents and short term investments. All other amounts primarily represent derivative assets.

(4)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

(5)
For the year ended December 31, 2013, the net embedded derivative asset position of $0.3 billion includes $1.2 billion of embedded derivatives in an asset position and $0.9 billion of embedded derivatives in a liability position. For the year ended December 31, 2012, the net embedded derivative liability position of $1.5 billion includes $1.9 billion of embedded derivatives in a liability position and $0.4 billion of embedded derivatives in an asset position.

(6)	Prior year amounts have been revised to correct an error in previously issued financial statements.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities—The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information with an internally-developed valuation. As of December 31, 2013 and December 31, 2012, over-rides on a net basis were not material. Pricing service over-rides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. If the fair value is determined using pricing inputs that are observable in the market, the securities have been reflected within Level 2; otherwise a Level 3 classification is used.

Trading Account Assets—Trading account assets consist primarily of fixed maturity securities, equity securities and derivatives whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities” and “Derivative Instruments.”

Equity Securities—Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore  are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Other Long-Term Investments— Other long-term investments, other than derivatives, consists of fund investments, where the fair value option has been elected, is primarily determined by the fund managers. Since the valuations may be based on unobservable market inputs and cannot be validated by the Company, these investments have been included within Level 3 in the fair value hierarchy.

 Derivative Instruments—Derivatives are recorded at fair value either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk, liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The Company’s exchange-traded futures and options include Treasury futures, Eurodollar futures, commodity futures, Eurodollar options and commodity options. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

The majority of the Company’s derivative positions are traded in the over-the-counter (“OTC”) derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross currency swaps, currency forward contracts, commodity swaps, commodity forward contracts, single name credit default swaps, loan commitments held for sale and to-be-announced (or TBA) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk, volatility and other factors.

The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s non-performance risk, the Company incorporates additional spreads over LIBOR into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include look-back equity options and other structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Cash Equivalents and Short-Term Investments—Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.

Separate Account Assets—Separate Account Assets include fixed maturity securities, treasuries, equity securities and real estate investments for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities,” “Equity Securities” and “Other Long-Term Investments.”

Other Liabilities—Other liabilities include certain derivative instruments, the fair values of which are determined consistent with similar derivative instruments described above under “Derivative Instruments.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Due to/from parent and affiliates —Due to/from parent and affiliates consist primarily of reinsurance recoverables/payables, notes receivable and derivative activity. The fair values of notes receivables and derivatives are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Derivative Instruments”, respectively.

Reinsurance recoverables/payables carried at fair value include the reinsurance of the living benefit guarantees on certain variable annuities. These reinsurance recoverables/payables are valued in the same manner as the living benefit guarantees as described below in “Future Policy Benefits”.

Future Policy Benefits—The liability for future policy benefits primarily includes general account liabilities for the optional living benefit features of the Company’s variable  annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), accounted for as embedded derivatives. The fair values of the GMAB, GMWB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived risk of its own non-performance (“NPR”), as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates.  Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data, such as available industry studies or market transactions such as acquisitions and reinsurance transactions. These assumptions are generally updated in the third quarter of each year unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Transfers between Levels 1 and 2—Transfers into or out of Level 1 and 2 are generally reported as the values as of the beginning of the period in which the transfer occurs. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. The fair value of foreign common stock held in the Company’s Separate Account may reflect differences in market levels between the close of foreign trading markets and the close of U.S. trading markets for the respective day.  Dependent on the existence of such a timing difference, the assets may move between Level 1 and Level 2. In addition, the classification of Separate Account funds may vary dependent on the availability of information to the public. Should a fund’s net asset value become publicly observable, the fund would be transferred from Level 2 to Level 1. During the year ended December 31, 2013, $4.0 billion were transferred from both Level 1 to Level 2 and Level 2 to Level 1. During the year ended December 31, 2012, $5.0 billion were transferred from Level 1 to Level 2 and $2.1 billion were transferred from Level 2 to Level 1.

Level 3 Assets and Liabilities by Price Source—The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

	As of December 31, 2013
	Internal (1)	External (2)	Total

	(in millions)

Foreign government bonds	$0	$1	$1

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Corporate securities	477	170	647
Asset-backed securities	167	3,166	3,333
Commercial mortgage-backed securities	3	108	111
Residential mortgage-backed securities	3	7	10
Equity securities	88	217	305
Other long-term investments	0	880	880
Short-term investments	1	0	1
Cash equivalents	6	0	6
Other assets	0	0	0
Due from parent and affiliates	0	379	379
Subtotal excluding separate account assets (3)	745	4,928	5,673
Separate account assets	21,665	885	22,550

Total assets	$22,410	$5,813	$28,223

Future policy benefits	$(326)	$0	$(326)
Other liabilities	5	0	5
Due to parent and affiliates	423	0	423
Total liabilities	$102	$0	$102

	As of December 31, 2012
	Internal (1)	External (2)	Total

	(in millions)

U.S. Treasury securities and obligations of U.S. government
Corporate securities	665	272	937
Asset-backed securities	180	3,172	3,352
Commercial mortgage-backed securities	1	0	1
Residential mortgage-backed securities	3	10	13
Equity securities	43	206	249
Other long-term investments	(2)	509	507
Other assets	19	0	19
Due from parent and affiliates	1,558	88	1,646
Subtotal excluding separate account assets (3)	2,467	4,257	6,724
Separate account assets	20,422	678	21,100

Total assets	$22,889	$4,935	$27,824

Future policy benefits	$1,552	$0	$1,552
Due to parent and affiliates	19	0	19
Total liabilities	$1,571	$0	$1,571

(1)
Represents valuations which could incorporate internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.

(2)	Represents unadjusted prices from independent pricing services and independent non-binding broker quotes where pricing inputs are not readily available.

(3)	Includes assets classified as fixed maturities available-for-sale, trading account assets supporting insurance liabilities and other trading account assets.

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The table below represents quantitative information on significant internally-priced Level 3 assets and liabilities (see narrative below for quantitative information for separate account assets).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	As of December 31, 2013
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum	Weighted Average	Impact of Increase in Input on Fair Value (1)

	(in millions)

Assets:
Corporate securities	$477	Discounted cash flow	Discount rate	6.30%	-	15%	10.59%	Decrease
		Market comparables	EBITDA multiples (2)	5.0X	-	7.0X	5.71X	Increase
		Liquidation	Liquidation value	11.61%	-	100.0%	59.17%	Increase
Asset-backed securities	$167	Discounted cash flow	Prepayment rate (3)	15.00%	-	27.41%	18.36%	Increase
			Default rate (3)	2.46%	-	5.11%	2.97%	Decrease
			Loss severity (3)	35.00%	-	45.00%	36.96%	Decrease
			Liquidity premium	1.00%	-	2.00%	1.90%	Decrease
			Average life (years)	0.67	-	14.76	6.18	Increase
			Comparable spreads	0.19%	-	4.12%	1.20%	Decrease
			Comparable security yields	0.61%	-	6.84%	6.25%	Decrease

Liabilities:
Future policy
benefits(4)	$(326)	Discounted cash flow	Lapse rate (5)	0%	-	11%		Decrease
			NPR spread (6)	0.08%	-	1.09%		Decrease
			Utilization rate (7)	70%	-	94%		Increase
			Withdrawal rate (8)	86%	-	100%		Increase
			Mortality rate (9)	0%	-	13%		Decrease
			Equity volatility curve	15%	-	28%		Increase
Due to parent and
affiliates	$423	Fair values are primarily determined in the same manner as future policy benefits

	As of December 31, 2012
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum	Weighted Average	Impact of Increase in Input on Fair Value (1)

	(in millions)

Assets:
Corporate securities	$665	Discounted cash flow	Discount rate	2.9%	-	17.5%	11.72%	Decrease
		Cap at call price	Call price	100%	-	101%	100.26%	Increase
		Liquidation	Liquidation value	49%	-	84%	81.67%	Increase
Asset-backed securities	$180	Discounted cash flow	Prepayment rate (3)	14.48%	-	14.52%	14.50%	Increase
			Default rate (3)	2.48%	-	2.52%	2.50%	Decrease
			Loss severity (3)	35.0%	-	35.0%	35.0%	Decrease
			Liquidity premium	1.0%	-	2.50%	1.83%	Decrease
			Average life (years)	0	-	15	6.45	Increase
			Comparable spreads	0.1%	-	0.4%	0.32%	Decrease

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

			Comparable security yields	0.4%	-	8.2%	6.97%	Decrease
Due from parent and
affiliates	$1,558	Fair values are primarily determined in the same manner as future policy benefits

Liabilities:
Future policy
benefits(4)	$1,552	Discounted cash flow	Lapse rate (5)	0%	-	14%		Decrease
			NPR spread (6)	0.20%	-	1.60%		Decrease
			Utilization rate (7)	70%	-	94%		Increase
			Withdrawal rate (8)	85%	-	100%		Increase
			Mortality rate (9)	0%	-	13%		Decrease
			Equity volatility curve	19%	-	34%		Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.
(2)
EBITDA multiples represent multiples of earnings before interest, taxes, depreciation and amortization, and are amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(3)
In isolation, an increase in prepayment rate or a decrease in default rate or loss severity would generally result in an increase in fair value, although the interrelationships between these inputs depend on specific market conditions.

(4)
Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(5)
Base lapse rates are adjusted at the contract level based on a comparison of the benefit amount and the policyholder account value and reflect other factors, such as the applicability of any surrender charges. A dynamic lapse adjustment reduces the base lapse rate when the benefit amount is greater than the account value, as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(6)
To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of individual living benefit contracts in a liability position and generally not to those in a contra-liability position.  The NPR spread reflects the financial strength ratings of the Company as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.

(7)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. These assumptions vary based on the product type, the age of the contractholder and the age of the contract. The impact of changes in these assumptions is highly dependent on the contract type and age of the contractholder at the time of the sale and the timing of the first lifetime income withdrawal.

(8)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.

(9)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Interrelationships Between Unobservable Inputs—In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another or multiple inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities—The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Asset-Backed Securities—Interrelationships may exist between the prepayment rate, the default rate and/or loss severity, depending on specific market conditions. In stronger business cycles, prepayment rates are generally driven by overall market interest rates, and accompanied by lower default rates and loss severity. During weaker cycles, prepayments may decline, as default rates and loss severity increase. Additionally, the impact of these factors on average life varies with the structure and subordination.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Future Policy Benefits—The unobservable contractholder behavior inputs related to the liability for the optional living benefit features of the Company’s variable annuity contracts included in future policy benefits are generally based on emerging experience, future expectations and other data. While experience for these products is still emerging, the Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. The dynamic lapse adjustment assumes lower lapses when the benefit amount is greater than the account value, as in-the-money contracts are less likely to lapse. Therefore, to the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, the dynamic lapse function will reduce lapse rates for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, the dynamic lapse function will lower overall lapse rates as contracts become more in-the-money.

Separate Account Assets—In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Consolidated Statement of Financial Position. As a result, changes in value associated with these investments do not impact the Company’s Consolidated Statement of Operations. In addition, fees earned by the Company related to the management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Real Estate and Other Invested Assets—Separate account assets include $20,806 million and $19,518 million of investments in real estate as of December 31, 2013 and December 31, 2012, respectively, that are classified as Level 3 and reported at fair value. In general, these fair value estimates are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. In cases where real estate investments are made through indirect investments, fair value is generally determined by the Company’s equity in net assets of the entities. The debt associated with real estate, other invested assets and the Company’s equity position in entities are externally valued. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments and their corresponding debt are typically included in the Level 3 classification. Key unobservable inputs to real estate valuation include capitalization rates, which ranged from 4.15% to 11.00% (6.35% weighted average) as of December 31, 2013, and 4.75% to 10.50% (6.49% weighted average) as of December 31, 2012, and discount rates, which ranged from 6.00% to 15.00% (7.71% weighted average) as of December 31, 2013, and 6.25% to 15.00% (7.92% weighted average) as of December 31, 2012. Key unobservable inputs to real estate debt valuation include yield to maturity, which ranged from 1.13% to 6.85% (4.17% weighted average) as of December 31, 2013, and 3.59% to 7.62% (4.74% weighted average) as of December 31, 2012, and market spread over base rate, which ranged from 1.60% to 4.75% (2.87% weighted average) as of December 31, 2013, and 1.67% to 4.48% (3.22% weighted average) as of December 31, 2012.

Commercial Mortgage Loans—Separate account assets include $793 million and $833 million of commercial mortgage loans as of December 31, 2013 and December 31, 2012, respectively, that are classified as Level 3 and reported at fair value. Commercial mortgage loans are primarily valued internally using discounted cash flow techniques, as described further under “Fair Value of Financial Instruments.” The primary unobservable input used is the spread to discount cash flows, which ranged from 1.25% to 1.98% (1.47% weighted average) as of December 31, 2013, and 1.65% to 4.15% (1.87% weighted average) as of December 31, 2012. In isolation, an increase (decrease) in the value of this input would result in a lower (higher) fair value measurement.

Valuation Process for Fair Value Measurements Categorized within Level 3 - The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of optional living benefit features of the Company’s variable annuity contracts.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company's variable annuity products, the actuarial valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data, such as available industry studies. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 assets and liabilities – The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2013
	Fixed Maturities Available-For-Sale

	U.S. Government	U.S. States	Foreign Government	Corporate	Asset-Backed	Commercial Mortgage-Backed	Residential Mortgage-Backed
	(in millions)
Fair Value, beginning of period	$0	$0	$0	$844	$2,971	$0	$11
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	(22)	6	1	0
Included in other comprehensive income (loss)	0	0	(1)	(48)	(9)	(1)	0
Net investment income	0	0	0	0	34	0	0
Purchases	0	0	4	385	2,272	419	0
Sales	0	0	(1)	(89)	(219)	(3)	0
Issuances	0	0	0	0	0	0	0
Settlements	0	0	(2)	(531)	(1,099)	(8)	(3)
Other(1)	0	0	0	0	(167)	0	0
Transfers into Level 3(2)	0	0	13	402	10	0	0
Transfers out of Level 3(2)	0	0	(12)	(377)	(851)	(297)	0
Fair Value, end of period	$0	$0	$1	$564	$2,948	$111	$8

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$(48)	$(4)	$0	$0

	Year Ended December 31, 2013
	Trading Account Assets

	U.S Government	Corporate	Asset-Backed	Commercial Mortgage-Backed	Residential Mortgage-Backed	Equity	All Other Activity

		(in millions)
Fair Value, beginning of period	$0	$93	$381	$1	$2	$205	$19
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	0	0	0	(16)
Other income	0	(6)	3	(1)	0	13	1
Net investment income	0	0	4	0	0	0	0
Purchases	0	18	321	75	0	17	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Sales	0	0	0	0	0	(17)	0
Issuances	0	0	0	0	0	0	0
Settlements	0	(50)	(206)	(1)	0	(2)	(4)
Other(1)	0	0	(75)	0	0	0	0
Transfers into Level 3(2)	0	52	0	0	0	0	0
Transfers out of Level 3(2)	0	(24)	(43)	(74)	0	0	0
Fair Value, end of period	$0	$83	$385	$0	$2	$216	$0

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0	$0	$(16)
Other income	$0	$(5)	$5	$0	$0	$13	$1

			Year Ended December 31, 2013
			Equity Securities Available-For-Sale	Other Long-term Investments	Short-term Investments	Cash equivalents	Due from parent and affiliates

			(in millions)
Fair Value, beginning of period			$44	$507	$0	$0	$1,646
Total gains (losses) (realized/unrealized):
Included in earnings:
	Realized investment gains (losses), net		2	2	0	0	2
	Other income		0	68	0	0	0
Included in other comprehensive income (loss)			39	0	2	0	(19)
Net investment income			0	0	0	0	16
Purchases			16	437	0	7	436
Sales			(14)	0	(2)	0	(404)
Issuances			0	0	0	0	0
Settlements			(3)	(97)	(2)	(1)	(166)
Other(1)			0	(37)	0	0	(1,044)
Transfers into Level 3(2)			6	0	3	0	0
Transfers out of Level 3(2)			(1)	0	0	0	(88)
Fair Value, end of period			$89	$880	$1	$6	$379

Unrealized gains (losses) for assets still held (3):
Included in earnings:
	Realized investment gains (losses), net		$(4)	$0	$0	$0	$(2)
	Other income		$0	$64	$0	$0	$0

				Year Ended December 31, 2013
				Separate Account Assets (4)	Future Policy Benefits	Other Liabilities	Due to parent and affiliates

				(in millions)
Fair Value, beginning of period				$21,100	$(1,552)	$0	$(19)
Total gains (losses) (realized/unrealized):
Included in earnings:
	Realized investment gains (losses), net			2	2,467	(3)	(2,238)
	Other income			0	0	0	(1)
	Interest credited to policyholders' account balances			2,635	0	0	0
Net investment income				20	0	0	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Purchases	1,640	0	0	0
Sales	(826)	0	0	0
Issuances	0	(589)	0	542
Settlements	(2,120)	0	0	4
Other(1)	140	0	(2)	1,288
Transfers into Level 3(2)	89	0	0	0
Transfers out of Level 3(2)	(130)	0	0	0
Fair Value, end of period	$22,550	$326	$(5)	$(424)

Unrealized gains (losses) for assets/liabilities still held (3):
Included in earnings:
Realized investment gains (losses), net	$0	$2,426	$(3)	$(2,217)
Other income	$0	$0	$0	$(1)
Interest credited to policyholders' account	$1,638	$0	$0	$0

	Year Ended December 31, 2012
	Fixed Maturities Available-For-Sale

	U.S. Government	U.S. States	Foreign Government	Corporate	Asset-Backed	Commercial Mortgage-Backed	Residential Mortgage-Backed
	(in millions)
Fair Value, beginning of period	$66	$0	$25	$803	$1,657	$12	$16
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	(34)	12	0	0
Included in other comprehensive income (loss)	0	0	0	48	75	1	0
Net investment income	0	0	0	5	28	0	1
Purchases	0	10	0	316	2,523	43	0
Sales	0	0	0	(161)	(413)	0	0
Issuances	0	0	0	0	0	0	0
Settlements	(2)	0	0	(254)	(470)	(3)	(6)
Other(1)	(64)	0	(8)	72	0	0	0
Transfers into Level 3(2)	0	0	7	217	60	37	0
Transfers out of Level 3(2)	0	(10)	(24)	(168)	(501)	(90)	0
Fair Value, end of period	$0	$0	$0	$844	$2,971	$0	$11

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0	$0	$0

	Year Ended December 31, 2012
	Trading Account Assets

	U.S Government	Corporate	Asset-Backed	Commercial Mortgage-Backed	Residential Mortgage-Backed	Equity	All Other Activity

		(in millions)
Fair Value, beginning of period	$9	$109	$359	$21	$2	$217	$87
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	0	0	0	(51)
Other income	0	(7)	12	1	0	14	2

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net investment income	0	0	5	0	0	0	0
Purchases	0	16	183	16	2	19	0
Sales	0	(8)	(7)	0	(2)	(30)	0
Issuances	0	0	0	0	0	0	0
Settlements	(2)	(25)	(109)	(1)	0	(14)	(19)
Other(1)	(7)	7	0	0	0	0	0
Transfers into Level 3(2)	0	5	3	80	0	0	0
Transfers out of Level 3(2)	0	(4)	(65)	(116)	0	(1)	0
Fair Value, end of period	$0	$93	$381	$1	$2	$205	$19

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0	$0	$(7)
Other income	$0	$0	$2	$0	$0	$3	$1

				Year Ended December 31, 2012
				Equity Securities Available-For-Sale	Commercial Mortgage and Other Loans	Other Long-term Investments	Due from parent and affiliates

		(in millions)
Fair Value, beginning of period				$66	$(1)	$371	$2,737
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net				(5)	1	6	(18)
Other income				0	0	44	0
Included in other comprehensive income (loss)				8	0	0	23
Net investment income				0	0	0	30
Purchases				64	0	173	161
Sales				(2)	0	0	(72)
Issuances				0	0	0	422
Settlements				0	0	(87)	(378)
Transfers into Level 3(2)				5	0	0	0
Transfers out of Level 3(2)				(92)	0	0	(1,259)
Fair Value, end of period				$44	$0	$507	$1,646

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net				$0	$0	$0	$(289)
Other income				$0	$0	$10	$0

				Year Ended December 31, 2012
				Separate Account Assets (4)	Future Policy Benefits	Other Liabilities	Due to parent and affiliates

				(in millions)
Fair Value, beginning of period				$19,333	$(1,091)	$(3)	$(83)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net				0	(8)	(22)	68
Other income				0	0	0	(2)
Interest credited to policyholders' account balances				1,929	0	0	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Purchases	4,221	0	0	0
Sales	(1,692)	0	0	0
Issuances	0	(453)	0	0
Settlements	(2,272)	0	25	(2)
Transfers into Level 3(2)	326	0	0	0
Transfers out of Level 3(2)	(745)	0	0	0
Fair Value, end of period	$21,100	$(1,552)	$0	$(19)

Unrealized gains (losses) for assets/liabilities still held (3):
Included in earnings:
Realized investment gains (losses), net	$0	$313	$0	$7
Interest credited to policyholders' account	$156	$0	$0	$0
		Year Ended December 31, 2011
		Fixed Maturities Available-For-Sale

		U.S. Government	Foreign Government	Corporate	Asset-Backed	Commercial Mortgage-Backed	Residential Mortgage-Backed
	(in millions)
Fair Value, beginning of period		$0	$27	$991	$1,507	$0	$23
Total gains (losses) (realized/unrealized):
Included in earnings:
	Realized investment gains (losses), net	0	0	(24)	20	0	0
Included in other comprehensive income (loss)		0	1	(56)	(9)	0	(1)
Net investment income		0	0	5	27	0	0
Purchases		66	1	526	1,418	5	1
Sales		0	(1)	(104)	(502)	0	(1)
Issuances		0	0	9	0	0	0
Settlements		0	0	(342)	(206)	0	(5)
Other(1)		0	0	(3)	1	0	(1)
Transfers into Level 3(2)		0	0	281	13	12	0
Transfers out of Level 3(2)		0	(3)	(480)	(612)	(5)	0
Fair Value, end of period		$66	$25	$803	$1,657	$12	$16

Unrealized gains (losses) for assets still held (3):
Included in earnings:
	Realized investment gains (losses), net	$0	$0	$(38)	$(1)	$0	$0

	Year Ended December 31, 2011
	Trading Account Assets

	U.S Government	Corporate	Asset-Backed	Commercial Mortgage-Backed	Residential Mortgage-Backed	Equity	All Other Activity

		(in millions)
Fair Value, beginning of period	$0	$82	$237	$5	$18	$8	$129
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	0	0	0	(14)
Other income	0	6	(2)	0	0	(28)	2
Net investment income	0	0	3	0	0	0	0
Purchases	9	72	305	10	0	37	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Sales	0	(12)	(23)	0	0	(77)	0
Issuances	0	1	0	0	0	0	0
Settlements	0	(39)	(97)	(3)	(1)	(30)	(35)
Other(1)	0	0	15	0	(15)	240	0
Transfers into Level 3(2)	0	43	0	19	0	67	5
Transfers out of Level 3(2)	0	(44)	(79)	(10)	0	0	0
Fair Value, end of period	$9	$109	$359	$21	$2	$217	$87

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0	$0	$(14)
Other income	$0	$4	$(1)	$0	$0	$(8)	$2

				Year Ended December 31, 2011
				Equity Securities Available-For-Sale	Commercial Mortgage and Other Loans	Other Long-term Investments	Due from parent and affiliates

		(in millions)
Fair Value, beginning of period				$69	$(6)	$251	$1,919
Total gains (losses) (realized/unrealized):
Included in earnings:
	Realized investment gains (losses), net			(15)	5	6	959
	Other income			0	0	(5)	0
Included in other comprehensive income (loss)				20	0	0	(54)
Net investment income				0	0	0	46
Purchases				49	0	145	691
Sales				(47)	0	0	0
Issuances				0	0	0	0
Settlements				(8)	0	(26)	(501)
Other(1)				(240)	0	0	(365)
Transfers into Level 3(2)				240	0	0	42
Transfers out of Level 3(2)				(2)	0	0	0
Fair Value, end of period				$66	$(1)	$371	$2,737

Unrealized gains (losses) for assets still held (3):
Included in earnings:
	Realized investment gains (losses), net			$(22)	$5	$2	$999
	Other income			$0	$0	$(5)	$0

				Year Ended December 31, 2011
				Separate Account Assets (4)	Future Policy Benefits	Other Liabilities	Due to parent and affiliates

				(in millions)
Fair Value, beginning of period				$15,771	$348	$(3)	$(126)
Total gains (losses) (realized/unrealized):
Included in earnings:
	Realized investment gains (losses), net			0	(1,154)	(17)	36
	Other income			0	0	0	(2)
	Interest credited to policyholders' account balances			2,850	0	0	0
Net investment income				20	0	0	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Purchases	3,097	(284)	0	0
Sales	(1,454)	0	0	0
Issuances	3	0	0	0
Settlements	(1,156)	(1)	17	14
Transfers into Level 3(2)	864	0	0	(5)
Transfers out of Level 3(2)	(662)	0	0	0
Fair Value, end of period	$19,333	$(1,091)	$(3)	$(83)

Unrealized gains (losses) for assets/liabilities still held (3):
Included in earnings:
Realized investment gains (losses), net	$0	$(1,160)	$(17)	$36
Other income	$0	$0	$0	$(2)
Interest credited to policyholders' account	$1,825	$0	$0	$0

(1)	Other primarily represents reclassifications of certain assets between reporting categories.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the period in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts.  Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers – Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company is able to validate.

For the year ended December 31, 2012, the majority of the Equity Securities Available-for-Sale transfers out of Level 3 were due to the determination that the pricing inputs for certain equity securities did not have a material liquidity discount and therefore, should be classified as Level 1, not Level 3.

For the year ended December 31, 2011, the majority of Equity Securities Available-for-Sale and Trading Account Assets – Equity Securities transfers into Level 3 were due to the determination that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on indicative broker quotes which could not always be verified against directly observable market information.

Derivative Fair Value Information

The following tables present the balance of derivative assets and liabilities measured at fair value on a recurring basis, as of the date indicated, by primary underlying. These tables exclude embedded derivatives which are typically recorded with the associated host contract. The derivative assets and liabilities shown below are included in “Other trading account assets,” “Other long-term investments” or “Other liabilities” in the tables presented previously in this note, under the headings “Assets and Liabilities by Hierarchy Level” and “Changes in Level 3 Assets and Liabilities.”

	As of December 31, 2013
	Level 1	Level 2	Level 3	Netting (1)	Total

	(in millions)
Derivative assets:
Interest Rate	$10	$12,215	$8	$0	$12,233
Currency	0	1,434	0	0	1,434
Credit	0	15	0	0	15
Currency/Interest Rate	0	1,350	0	0	1,350
Equity	0	828	0	0	828
Netting (1)	0	0	0	(13,768)	(13,768)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Total derivative assets	$10	$15,842	$8	$(13,768)	$2,092
Derivative liabilities:
Interest Rate	$5	$13,475	$5	$0	$13,485
Currency	0	1,435	0	0	1,435
Credit	0	48	0	0	48
Currency/Interest Rate	0	1,923	0	0	1,923
Equity	0	819	0	0	819
Netting (1)	0	0	0	(13,805)	(13,805)
Total derivative liabilities	$5	$17,700	$5	$(13,805)	$3,905

	As of December 31, 2012
	Level 1	Level 2	Level 3	Netting (1)	Total

	(in millions)
Derivative assets:
Interest Rate (2)	$11	$14,753	$5	$0	$14,769
Currency	0	1,299	0	0	1,299
Credit	0	27	0	0	27
Currency/Interest Rate (2)	0	1,498	0	0	1,498
Equity	0	671	19	0	690
Netting (1) (2)	0	0	0	(15,007)	(15,007)
Total derivative assets	$11	$18,248	$24	$(15,007)	$3,276
Derivative liabilities:
Interest Rate (2)	$11	$14,082	$2	$0	$14,095
Currency	0	1,282	0	0	1,282
Credit	0	66	0	0	66
Currency/Interest Rate (2)	0	1,597	0	0	1,597
Equity	0	627	19	0	646
Netting (1) (2)	0	0	0	(14,944)	(14,944)
Total derivative liabilities	$11	$17,654	$21	$(14,944)	$2,742

(1)	“Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.
(2)	Prior year amounts have been revised to correct an error in previously issued financial statements.

Changes in Level 3 derivative assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities for the year ended December 31, 2013, as well as the portion of gains or losses included in income for the year ended December 31, 2013, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2013.

	Year Ended December 31, 2013
	Derivative Assets - Equity	Derivative Liability - Equity	Derivative Asset - Credit	Derivative Liabilities - Credit	Derivative Asset - Interest Rate	Derivative Liabilities - Interest Rate
	(in millions)
Fair Value, beginning of period	$19	$(19)	$0	$0	$5	$(2)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(15)	15	0	0	3	(3)
Asset management fees and other income	0	0	0	0	0	0
Settlements	(4)	4	0	0	0	0
Transfers into Level 3(1)	0	0	0	0	0	0
Transfers out of Level 3(1)	0	0	0	0	0	0
Fair Value, end of period	$0	$0	$0	$0	$8	$(5)

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$(15)	$15	$0	$0	$3	$(3)
Asset management fees and other income	$0	$0	$0	$0	$0	$0

	Year Ended December 31, 2012
	Derivative Assets - Equity	Derivative Liability - Equity	Derivative Asset - Credit	Derivative Liabilities - Credit	Derivative Asset - Interest Rate	Derivative Liabilities - Interest Rate
	(in millions)
Fair Value, beginning of period	$83	$(83)	$1	$0	$7	$(6)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(70)	66	(1)	0	(2)	4
Asset management fees and other income	0	0	0	0	0	0
Purchases	6	(2)	0	0	0	0
Transfers into Level 3(1)	0	0	0	0	0	0
Transfers out of Level 3(1)	0	0	0	0	0	0
Fair Value, end of period	$19	$(19)	$0	$0	$5	$(2)

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$(70)	$66	$(1)	$0	$(2)	$4
Asset management fees and other income	$0	$0	$0	$0	$0	$0

(1)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.

Nonrecurring Fair Value Measurements - Certain assets and liabilities are measured at fair value on a nonrecurring basis. Nonrecurring fair value reserve adjustments resulted in a net loss of $9 million for the year ended December 31, 2013 on certain commercial mortgage loans. The carrying value of these loans as of December 31, 2013 was $27 million. Valuation reserve adjustments on certain commercial mortgage loans for the year ended December 31, 2012 resulted in a net loss of $10 million and a net loss of $5 million for the year ended December 31, 2011. The adjustments were based on discounted cash flows utilizing market rates or the fair value of the underlying real estate collateral and the underlying assets were classified as Level 3 in the hierarchy.

There were no intangible asset impairments recorded for the years ended December 31, 2013 and 2011. Impairments of $46 million were recorded related to the write off of intangible assets for the year ended December 31, 2012. The impairments were

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

primarily based on discounted cash flow models, using assumptions and inputs specific to the Company, and those underlying assets are therefore, classified as Level 3 in the valuation hierarchy. For certain cost method investments, impairments of $21 million, $4 million and $7 million were recorded for the years ended December 31, 2013, 2012 and 2011, respectively. The methodologies utilized were primarily discounted future cash flow and, where appropriate, valuations provided by the general partners taking into consideration investment related expenses.  These cost method investments are classified as Level 3 in the valuation hierarchy.

Fair Value Option - The following table presents information regarding changes in fair values recorded in earnings for other long-term investments where the fair value option has been elected.  The changes in fair value are reflected in “Asset management fees and other income”.

	Years Ended December 31,
	2013	2012	2011

	(in millions)
Assets:
Other long-term investments:
Changes in fair value	68	40	(5)

The fair value of other long-term investments was $873 million and $464 million as of December 31, 2013 and 2012, respectively.

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2013					December 31, 2012
	Fair Value				Carrying Amount (1)	Fair Value	Carrying Amount
	Level 1	Level 2	Level 3	Total	Total	Total	Total

	(in millions)
Assets:
Commercial mortgage and other loans	$0	$287	$36,511	$36,798	$35,249	$33,458	$30,738
Policy loans	0	0	8,749	8,749	8,749	10,834	8,215
Other long term investments	0	0	2,358	2,358	2,114	2,158	1,994
Other affiliated notes receivable	0	5,364	135	5,499	5,184	5,169	4,740
Short-term investments	0	515	0	515	515	26	26
Cash and cash equivalents	721	117	0	838	838	632	632
Accrued investment income	0	2,000	0	2,000	2,000	1,934	1,934
Due from parents and affiliates (2)	0	54	0	54	54	142	142
Other assets	138	1,086	252	1,476	1,476	1,591	1,591
Total assets	$859	$9,423	$48,005	$58,287	$56,179	$55,944	$50,012

Liabilities:
Policyholders' account balances
-investment contracts	$0	$34,273	$28,880	$63,153	$61,988	$63,117	$60,969
Securities sold under agreements
to repurchase	0	7,898	0	7,898	7,898	5,680	5,680
Cash collateral for loaned securities	0	4,992	0	4,992	4,992	3,902	3,902

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Short-term debt	0	1,648	0	1,648	1,613	707	700
Long-term debt	0	7,215	5,556	12,771	11,570	13,216	12,011
Other liabilities	0	3,150	266	3,416	3,416	3,516	3,516
Due to parents and affiliates (2)	0	108	0	108	108	77	77
Separate account liabilities
-investment contracts	0	82,070	22,163	104,233	104,233	96,560	96,560
Total liabilities	$0	$141,354	$56,865	$198,219	$195,818	$186,775	$183,415

(1)
Carrying values presented herein differ from those in the Company’s Consolidated Statement of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.  Financial statement captions excluded from the above table are not considered financial instruments.

(2)	Prior year amounts have been revised to correct an error, representing an overstatement of certain intercompany receivables and payables, in previously issued financial statements.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk. Other loan valuations are primarily based upon the present value of the expected future cash flows discounted at the appropriate local government bond rate and local market swap rates or credit default swap spreads, plus an appropriate credit spread and liquidity premium. The credit spread and liquidity premium are a significant component of the pricing inputs, and are based upon an internally-developed methodology, which takes into account, among other factors, the credit quality of the loans, the property type of the collateral, the weighted average coupon and the weighted average life of the loans.

Policy Loans

During the fourth quarter of 2013, the Company changed the valuation technique used to fair value policy loans. For the period ended December 31, 2013, the fair value of policy loans was determined by discounting expected cash flows at the current loan coupon rate. As a result, the carrying value of the policy loans approximates the fair value for the year ended December 31, 2013. Prior to this change, the fair value of U.S. insurance policy loans was calculated by discounting expected cash flows based upon current U.S. Treasury rates and historical loan repayment patterns, while Japanese insurance policy loans used the risk-free proxy based on the yen LIBOR.

Other Long-term Investments

          Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company’s share of the net asset value (“NAV”) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. For the year end December 31, 2013 and 2012, no such adjustments were made.

Other Affiliated Notes Receivable

The fair value of affiliated notes receivable is determined using a discounted cash flow model, which utilizes a discount rate based upon market indications from broker-dealers, as well as internal assumptions and takes into account, among other factors,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

the credit quality of the issuer and the reduced liquidity associated with private placements, where appropriate. Affiliated notes receivable are reflected within “Due from parent and affiliates.”

Short-Term Investments, Cash and Cash Equivalents, Accrued Investment Income and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: certain short-term investments which are not securities, are recorded at amortized cost and include quality loans; cash and cash equivalent instruments; accrued investment income; and other assets that meet the definition of financial instruments, including receivables, such as reinsurance recoverables, unsettled trades, accounts receivable and restricted cash.

Policyholders’ Account Balances – Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own non-performance risk. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.

Securities Sold Under Agreements to Repurchase

The Company receives collateral for selling securities under agreements to repurchase. Repurchase agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.

Cash Collateral for Loaned Securities

 Cash collateral for loaned securities represents the collateral received in connection with loaning securities, similar to the securities sold under agreement to repurchase above. For these transactions, the carrying value of the related asset or liability approximates fair value, as they equal the amount of cash collateral received.

Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities

            Other liabilities are primarily payables, such as reinsurance payables, unsettled trades, drafts and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

Separate Account Liabilities–Investment Contracts

            Only the portion of separate account liabilities related to products that are investments contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees. Therefore, carrying value approximates fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Due to/from Parent and Affiliates

             Due to/from parent and affiliates represents primarily accrued expense payables and receivables and reinsurance recoverables.  Due to the short term until settlement of these receivables and payables, the Company believes that carrying value approximates fair value.

20.    RELATED PARTIES

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include PRUCO, LLC, Prudential Asset Management Holding Company, LLC, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC, Prudential Annuities Holding Company, Inc. and Prudential Japan Holdings, LLC.  Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $747 million, $727 million and $585 million for the years ended December 31, 2013, 2012 and 2011, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

Included in “Due from parent and affiliates” are receivables of $5 million and $101 million at December 31, 2013 and 2012, respectively, due primarily to these agreements.

Affiliated Asset Administration Fee Income

In accordance with a revenue sharing agreement with Advanced Series Trust (“AST”) Investment Services, Inc., the Company received fee income calculated on contractholder separate account balances invested in the AST. Income received from AST Investment Services, Inc. related to this agreement was $311 million, $227 million and $153 million for the years ended December 31, 2013, 2012 and 2011, respectively. These revenues are recorded as “Asset administration fees and other income” in the Consolidated Statements of Operations.

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company.  Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $354 million, $305 million and $281 million as contra-revenue in “Net investment income” and $112 million, $128 million and $117 million in “General and administrative expenses” for the years ended December 31, 2013, 2012 and 2011, respectively. Included in “Due to parent and affiliates” are payables of $51 million and $33 million at December 31, 2013 and 2012, respectively, due primarily to these agreements.

Affiliated Investment Management Expenses

In accordance with an agreement with Prudential Investment Management, Inc. (“PIMI”), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets.  Investment management expenses paid to PIMI related to this agreement was $206 million, $305 million and $270 million for the years ended December 31, 2013, 2012 and 2011, respectively.  These expenses are recorded as a reduction to “Other revenue” in the Consolidated Statements of Operations.

Affiliated Commission Expense

The Company pays commissions and certain other fees to Prudential Annuities Distributions, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s products. Commissions and fees are paid by PAD to broker-dealers who sold and service the Company’s products. Commissions and fees paid by the Company to PAD were $881 million, $1,227 million and $1,150 million for the years ended December 31, 2013, 2012 and 2011, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

	Maturity
	Dates	Rate	2013	2012

			(in millions)

U.S. Dollar floating rate notes(1)	2013 - 2026	0.56% - 2.55%	$405	$171
U.S. Dollar fixed rate notes(2)	2013 - 2043	0.81% - 11.03%	4,222	3,881
Euro-denominated fixed rate notes	2025	2.30%	84	0
Japanese Yen fixed rate notes(3)	2014 - 2021	1.73% - 2.66%	338	413
Total long-term notes receivable - affiliated(4)			5,049	4,465
Short-term notes receivable - affiliated(5)			1,065	1,494
Total notes receivable - affiliated			$6,114	$5,959

[Missing Graphic Reference]
(1)	Includes current portion of the long-term notes receivable of $8 million at December 31, 2012. There were no current portion of long-term notes receivables at December 31, 2013.
(2)	Includes current portion of the long-term notes receivable of $24 million at December 31, 2013 and $144 million at December 31, 2012.
(3)	Includes current portion of the long-term notes receivable of $50 million at December 31, 2013.
(4)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
(5)	Short-term notes receivable have variable rates, which averaged 0.59% at December 31, 2013 and 0.88% at December 31, 2012. Short-term notes receivable are payable on demand.

The affiliated notes receivable included above are classified as loans, and carried at unpaid principal balance, net of any allowance for losses. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Financial for loans, due from affiliates.

Accrued interest receivable related to these loans was $49 million and $40 million at December 31, 2013 and 2012, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $277 million, $259 million and $147 million for the years ended December 31, 2013, 2012, and 2011, respectively and are included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $401 million and $236 million, associated with these transactions at December 31, 2013 and 2012, respectively. Revenues related to this lending activity were immaterial for years ended 2013, 2012, and 2011.

Sales of Fixed Maturities, Equity Securities, Surplus Notes, Real Estate, and Joint Ventures between Related Parties

In March 2013, the Company purchased fixed maturity investments, classified as available for sale, from Prudential Financial for a total of $104 million, the fair value on the date of the transfer plus accrued interest.

In April 2013, the Company purchased surplus notes from Prudential Financial for $225 million, the fair value on the date of the transfer plus accrued interest.

In November and December 2013, the Company purchased fixed maturity investments, classified as available for sale, from affiliates for a total of $474 million and $151 million, respectively, the fair value on the date of the transfer plus accrued interest.

In December 2013, the Company purchased real estate, related lease intangibles, and third party debt from an affiliate for a total of $40 million, the fair value on the date of the transfer.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In December 2013, the Company purchased equity securities, classified as available for sale, from affiliates for a total of $27 million, the fair value on the date of the transfer.

In 2013, the Company purchased investments in joint ventures from an affiliate for a total of $41 million, classified as other long term investments.

In April 2012, the Company sold fixed maturity investments to an affiliate for a total of $65 million, the fair value on the date of transfer plus accrued interest.  The affiliate recorded the investments at the fair value of the investments at the date of sale. The difference of $13 million between the historic amortized cost and the fair value was recorded by the Company as   gain on the investments.  Fixed maturity investments are categorized in the Company's  consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference of amortized cost and fair value reflected in accumulated other comprehensive income.

In April 2012, the Company purchased fixed maturity investments, classified as available for sale, from affiliates for a total of $527 million, the fair value on the date of the transfer plus accrued interest.

In May 2012, the Company purchased fixed maturity investments, classified as available for sale, from affiliates for a total of $451 million, the fair value on the date of the transfer plus accrued interest.

In November 2012, the Company purchased fixed maturity investments, classified as available for sale, from affiliates for a total of $142 million, the fair value on the date of the transfer plus accrued interest.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $1,626 million and $531 million at December 31, 2013 and 2012, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $1,763 million and $2,638 million at December 31, 2013 and 2012, respectively.

Retail Medium Term Notes Program

The Company has sold funding agreements (“agreements”) to Prudential Financial as part of a retail note issuance program to financial wholesalers. As discussed in Note 10, “Policyholders’ account balances” debt related to these agreements has been repaid in 2012. In addition, there were no “Deferred policy acquisition costs” included in affiliated amounts at December 31, 2013 and 2012, respectively. The affiliated interest credited on these agreements is included in “Interest credited to policyholders’ account balances” and was $22 million and $34 million for the years ended December 31, 2012 and 2011, respectively.  There was no affiliated interest credited for the year ended December 31, 2013.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long term investments” included $10 million and $14 million at December 31, 2013 and 2012, respectively. “Net investment income” included gains of $8 million, $17 million and $4 million for the years ended December 31, 2013, 2012 and 2011, respectively, related to these ventures.

Reinsurance

As discussed in Notes 11 and 13, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 14, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

21.  DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps, options, and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.

The Company also uses swaptions, interest rate caps, and interest rate floors to manage interest rate risk. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In an interest rate cap, the buyer receives payments at the end of each period in which the interest rate exceeds the agreed strike price. Similarly, in an interest rate floor, the buyer receives payments at the end of each period in which the interest rate is below the agreed strike price. Swaptions and interest rate caps and floors are included in interest rate options.

In exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and posts variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price.  The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Foreign Exchange Contracts

Currency derivatives, including currency futures, options, forwards, and swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

 Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses, primarily its international insurance and investments operations. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.

 Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

Credit Contracts

  The Company writes credit default swaps for which it receives a premium to insure credit risk. These are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With these derivatives the Company sells credit protection on an identified name, or an

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

index of names, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced name’s (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate. See credit derivatives written section for further discussion of guarantees. In addition to selling credit protection the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Other Contracts

 TBAs. The Company uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio, and can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date.  These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Embedded Derivatives. The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swaptions, caps, floors, and other instruments.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Synthetic Guarantees. The Company sells synthetic guaranteed investment contracts, through both full service and investment-only sales channels, to qualified pension plans. The assets are owned by the trustees of such plans, who invest the assets according to the contract terms agreed to with the Company. The contracts contain a guarantee of a minimum rate of return on participant balances supported by the underlying assets, and a guarantee of liquidity to meet certain participant-initiated withdrawals from the contract. Under U.S. GAAP, these contracts are accounted for as derivatives and recorded at fair value.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts used in a non-broker-dealer capacity by the primary underlying, excluding embedded derivatives which are recorded with the associated host. Many derivative instruments contain multiple underlyings.  The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral held with the same counterparty. This netting impact results in total derivative assets of $2,092 million and $3,276 million as of December 31, 2013 and December 31, 2012, respectively, and total derivative liabilities of $3,905 million and $2,742 million as of December 31, 2013 and December 31, 2012, respectively, reflected in the Consolidated Statement of Financial Position.

	December 31, 2013			December 31, 2012

Primary Underlying/	Notional	Fair Value		Notional	Fair Value
Instrument Type	Amount	Assets	Liabilities	Amount	Assets	Liabilities

(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$1,893	$8	$(183)	$2,874	$26	$(333)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Currency/Interest Rate
Foreign Currency Swaps	7,590	88	(516)	5,068	80	(263)
Total Qualifying Derivatives	$9,483	$96	$(699)	$7,942	$106	$(596)

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$53,840	$1,828	$(2,967)	$55,912	$3,526	$(2,591)
Interest Rate Futures	14,823	9	(5)	6,749	11	(12)
Interest Rate Forwards	1,452	0	(6)	660	0	0
Foreign Currency
Foreign Currency Forwards	645	6	(8)	1,464	5	(28)
Currency/Interest Rate
Foreign Currency Swaps	4,049	77	(242)	2,856	176	(90)
Credit
Credit Default Swaps	715	1	(33)	1,600	6	(45)
Equity
Equity Options	41,164	45	(16)	24,507	86	(33)
Total Return Swaps	491	0	(15)	544	1	(8)
Synthetic GIC's	77,881	8	0	64,359	6	0
Total Non-Qualifying Derivatives	$195,060	$1,974	$(3,292)	$158,651	$3,817	$(2,807)
Total Derivatives (1)	$204,543	$2,070	$(3,991)	$166,593	$3,923	$(3,403)

(1)
Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a net asset of $336 million as of December 31, 2013 and a net liability of $1,646 million as of December 31, 2012, included in “Future policy benefits” and “Fixed maturities, available-for-sale.”

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (including bifurcated embedded derivatives), and repurchase and reverse repurchase agreements that are offset in the balance sheet, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the balance sheet.

	December 31, 2013
		Gross	Net
	Gross	Amounts	Amounts
	Amounts of	Offset in the	Presented in
	Recognized	Statement of	the Statement	Financial	Net
	Financial	Financial	of Financial	Instruments/	Amount
	Instruments	Position	Position	Collateral	Amount

	(in millions)
Offsetting of Financial Assets:
Derivatives	$15,848	$(13,768)	$2,080	$(956)	$1,124
Securities purchased under agreement to resell	617	0	617	(617)	0
Total Assets	$16,465	$(13,768)	$2,697	$(1,573)	$1,124

Offsetting of Financial Liabilities:
Derivatives	$17,705	$(13,805)	$3,900	$(1,999)	$1,901
Securities sold under agreement to repurchase	7,898	0	7,898	(7,898)	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Total Liabilities	$25,603	$(13,805)	$11,798	$(9,897)	$1,901

	December 31, 2012
		Gross	Net
	Gross	Amounts	Amounts
	Amounts of	Offset in the	Presented in
	Recognized	Statement of	the Statement	Financial
	Financial	Financial	of Financial	Instruments/	Net
	Instruments	Position	Position	Collateral	Amount

	(in millions)
Offsetting of Financial Assets:
Derivatives	$18,274	$(15,007)	$3,267	$(3,276)	$(9)
Securities purchased under agreement to resell	835	0	835	(835)	0
Total Assets	$19,109	$(15,007)	$4,102	$(4,111)	$(9)

Offsetting of Financial Liabilities:
Derivatives	$17,684	$(14,944)	$2,740	$(2,421)	$319
Securities sold under agreement to repurchase	5,680	0	5,680	(5,680)	0
Total Liabilities	$23,364	$(14,944)	$8,420	$(8,101)	$319

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “—Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Company’s Consolidated Financial Statements.

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2013
					Interest
					Credited	Accumulated
	Realized	Net			To Policyholders'	Other
	Investment	Investment	Other	Interest	Account	Comprehensive
	Gains/(Losses)	Income	Income	Expense	Balances	Income(1)

	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$103	$(71)	$0	$0	$20	$0
Currency	0	0	0	0	0	0
Total fair value hedges	103	(71)	0	0	20	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Cash flow hedges
Interest Rate	0	0	0	(1)	0	6
Currency/Interest Rate	0	8	(39)	0	0	(216)
Total cash flow hedges	0	8	(39)	(1)	0	(210)

Net Investment Hedges
Currency(2)	0	0	(4)	0	0	4
Currency/Interest Rate	0	0	0	0	0	0
Total net investment hedges	0	0	(4)	0	0	4

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(1,703)	0	0	0	0	0
Currency	3	0	0	0	0	0
Currency/Interest Rate	(183)	0	(2)	0	0	0
Credit	(11)	0	0	0	0	0
Equity	(182)	0	0	0	0	0
Embedded Derivatives	120	0	0	0	0	0
Total non-qualifying hedges	(1,956)	0	(2)	0	0	0
Total	$(1,853)	$(63)	$(45)	$(1)	$20	$(206)

	Year Ended December 31, 2012
					Interest
					Credited	Accumulated
	Realized	Net			To Policyholders'	Other
	Investment	Investment	Other	Interest	Account	Comprehensive
	Gains/(Losses)	Income	Income	Expense	Balances	Income(1)

	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$25	$(92)	$0	$0	$33	$0
Currency	0	0	0	0	0	0
Total fair value hedges	25	(92)	0	0	33	0

Cash flow hedges
Interest Rate	0	0	0	0	(1)	7
Currency/Interest Rate	0	2	(5)	0	0	(177)
Total cash flow hedges	0	2	(5)	0	(1)	(170)

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	72	0	0	0	0	0
Currency	(15)	0	0	0	0	0
Currency/Interest Rate	(20)	0	0	0	0	0
Credit	(48)	0	0	0	0	0
Equity	(127)	0	0	0	0	0
Embedded Derivatives	4	0	0	0	0	0
Total non-qualifying hedges	(134)	0	0	0	0	0
Total	$(109)	$(90)	$(5)	$0	$32	$(170)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2011
					Interest
					Credited	Accumulated
	Realized	Net			To Policyholders'	Other
	Investment	Investment	Other	Interest	Account	Comprehensive
	Gains/(Losses)	Income	Income	Expense	Balances	Income(1)

	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$(116)	$(114)	$0	$0	$56	$0
Currency	0	0	0	0	0	0
Total fair value hedges	(116)	(114)	0	0	56	0

Cash flow hedges
Interest Rate	0	0	0	0	(1)	0
Currency/Interest Rate	0	(7)	3	0	0	176
Total cash flow hedges	0	(7)	3	0	(1)	176

Net investment hedges
Currency(2)	0	0	2	0	0	(14)
Currency/Interest Rate	0	0	0	0	0	0
Total net investment hedges	0	0	2	0	0	(14)

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	775	0	0	0	0	0
Currency	15	0	0	0	0	0
Currency/Interest Rate	39	0	0	0	0	0
Credit	0	0	0	0	0	0
Equity	(6)	0	0	0	0	0
Embedded Derivatives	(1,177)	0	0	0	0	0
Total non-qualifying hedges	(354)	0	0	0	0	0
Total	$(470)	$(121)	$5	$0	$55	$162
(1)	Amounts deferred in “Accumulated other comprehensive income (loss).”
(2)	Relates to the sale of equity method investments.

For the years ended December 31, 2013, 2012 and 2011, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging. In addition, there were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2010	$(174)
Net deferred gains/(losses) on cash flow hedges from January 1 to December 31, 2011	157
Amount reclassified into current period earnings	19

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Balance, December 31, 2011	2
Net deferred gains/(losses) on cash flow hedges from January 1 to December 31, 2012	(182)
Amount reclassified into current period earnings	12
Balance, December 31, 2012	(168)
Net deferred gains/(losses) on cash flow hedges from January 1 to December 31, 2013	(256)
Amount reclassified into current period earnings	46
Balance, December 31, 2013	$(378)

Using December 31, 2013 values, it is anticipated that a pre-tax gain of approximately $6 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the subsequent twelve months ending December 31, 2014, offset by amounts pertaining to the hedged items. As of December 31, 2013, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 25 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were $113 million in 2013, $109 million in 2012 and $109 million in 2011.

Credit Derivatives Written

The following table sets forth the Company’s exposure from credit derivatives where the Company has written credit protection, by NAIC rating of the underlying credits as of December 31, 2013 and 2012. The Company’s maximum amount at risk under these credit derivatives listed below assumes the value of the underlying referenced securities become worthless. These credit derivatives have maturities of less than 2 years. The table excludes a credit derivative related to surplus notes issued by a subsidiary of Prudential Insurance and embedded derivatives contained in externally-managed investments in the European market.

	December 31, 2013
	Single Name		Credit Default Index		Total
NAIC Designation	Notional	Fair Value	Notional	Fair Value	Notional	Fair Value

	(in millions)
1	$0	$0	$0	$0	$0	$0
2	5	0	0	0	5	0
Subtotal	5	0	0	0	5	0
3	0	0	0	0	0	0
4	0	0	0	0	0	0
5	0	0	0	0	0	0
6	0	0	0	0	0	0
Subtotal	0	0	0	0	0	0
Total	$5	$0	$0	$0	$5	$0

	December 31, 2012
	Single Name		Credit Default Index		Total
NAIC Designation	Notional	Fair Value	Notional	Fair Value	Notional	Fair Value

	(in millions)
1	$5	$0	$0	$0	$5	$0
2	0	0	0	0	0	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Subtotal	5	0	0	0	5	0
3	0	0	750	2	750	2
4	0	0	0	0	0	0
5	0	0	0	0	0	0
6	0	0	0	0	0	0
Subtotal	0	0	750	2	750	2
Total	$5	$0	$750	$2	$755	$2

The following table sets forth the composition of the Company’s credit derivatives where the Company has written credit protection by industry category as of the dates indicated.

	December 31, 2013		December 31, 2012

Industry	Notional	Fair Value	Notional	Fair Value

	(in millions)
Corporate Securities:
Consumer Non-cyclical	$0	$0	$0	$0
Capital Goods	0	0	0	0
Basic Industry	0	0	0	0
Transportation	0	0	0	0
Consumer Cyclical	0	0	0	0
Energy	0	0	0	0
Communication	5	0	5	0
Finance	0	0	0	0
Other (1)	0	0	750	2
Total Credit Derivatives	$5	$0	$755	$2

(1)	Includes Credit Default Index derivative with various industry categories.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2013 and 2012, the Company had $710 million and $845 million of outstanding notional amounts, respectively, reported at fair value as a liability of $33 million and a liability of $40 million, respectively.

Prior to disposal in the fourth quarter of 2013, the Company held certain externally-managed investments in the European market which contained embedded derivatives. Their fair values were primarily driven by changes in credit spreads. These investments were medium-term notes that were collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes had a stated coupon and provided a return based on the performance of the underlying portfolios and the level of leverage. The Company invested in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes were accounted for under U.S. GAAP as available-for-sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities were reported in Equity under the heading “Accumulated Other Comprehensive Income (Loss)” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these investments was $314 million as of December 31, 2012.

Counterparty Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions. The Company manages credit risk by entering into derivative transactions with highly rated major

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The credit exposure of the Company’s OTC derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. To reduce credit exposures, the Company seeks to (i) enter into OTC derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty, and (ii) enter into agreements that allow the use of credit support annexes, which are bilateral rating-sensitive agreements that require collateral postings at established threshold levels. Cleared derivatives are bilateral transactions between the Company and a counterparty where the transactions are cleared through a clearinghouse, such that each derivative counterparty is only exposed to the default of the clearinghouse. These cleared transactions require initial and daily variation margin collateral postings and include certain interest rate swaps and credit default swaps entered into on or after June 10, 2013, related to new guidelines implemented under the Dodd-Frank Wall Street Reform and Consumer Protection Act. Also, the Company enters into exchange-traded futures and certain options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.

Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty.  To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

Certain of the Company’s derivative agreements with some of its counterparties contain credit-rating related triggers. If the Company’s credit rating were to fall below a certain level, the counterparties to the derivative instruments could request termination at the then fair value of the derivative or demand immediate full collateralization on derivative instruments in net liability positions. If a downgrade occurred and the derivative positions were terminated, the Company anticipates it would be able to replace the derivative positions with other counterparties in the normal course of business. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position were $621 million as of December 31, 2013. In the normal course of business the Company has posted collateral related to these instruments of $519 million as of December 31, 2013. If the credit-risk-related contingent features underlying these agreements had been triggered on December 31, 2013, the Company estimates that it would be required to post a maximum of $60 million of additional collateral to its counterparties.

22.           COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2013, 2012 and 2011 was $68 million, $58 million and $63 million, respectively.

The following table presents, at December 31, 2013, the Company’s future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Operating Leases	Sub-lease Income

2014	89	(5)
2015	61	0
2016	44	0
2017	38	0
2018	23	0
2019 and thereafter	37	0

Total	$292	$(5)
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense net of any expected sub-lease income, and to release this reserve over the remaining commitment period. Of the total non-cancelable operating leases and sub-lease income amounts listed above, $3 million and $4 million, respectively, has been accrued at December 31, 2013.

Commercial Mortgage Loan Commitments

	As of December 31,
	2013	2012

	(in millions)

Total outstanding mortgage loan commitments	$1,568	$1,430

In connection with the Company’s commercial mortgage operations, it originates commercial mortgage loans.

Commitments to Purchase Investments (excluding Commercial Mortgage Loans)

	As of December 31,
	2013	2012

	(in millions)

Expected to be funded from the general account and other operations outside the separate accounts (1)	$4,851	$3,096
Expected to be funded from separate accounts	$274	$757
Portion of separate account commitments with recourse to Prudential Insurance	$0	$7

(1) Includes a remaining commitment of $256 million and $200 million at December 31, 2013 and 2012, respectively, related to the Company’s agreement to co-invest with the Fosun Group (Fosun) in a private equity fund, managed by Fosun, for the Chinese marketplace.

The Company has other commitments to purchase or fund investments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. The Company anticipates a portion of these commitments will ultimately be funded from its separate accounts. Some of the separate account commitments have recourse to Prudential Insurance if the separate accounts are unable to fund the amounts when due.

Guarantees of Investee Debt

	As of December 31,
	2013	2012

	(in millions)

Total guarantees of debt issued by entities in which the separate accounts have invested	$2,510	$2,178
Amount of above guarantee that is limited to separate account assets	$2,510	$2,167
Accrued liability associated with guarantee	$0	$0

A number of guarantees provided by the Company relate to real estate investments held in its separate accounts, in which entities that the separate account has invested in have borrowed funds, and the Company has guaranteed their obligations. The Company provides these guarantees to assist these entities in obtaining financing. The Company’s maximum potential exposure under these guarantees is mostly limited to the assets of the separate account. The exposure that is not limited to the separate

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

account assets relates mostly to guarantees limited to fraud, criminal activity or other bad acts. These guarantees generally expire at various times over the next eleven years. At December 31, 2013, the Company’s assessment is that it is unlikely payments will be required. Any payments that may become required under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the underlying collateral, or would provide rights to obtain the underlying collateral.

Credit Derivatives Written

As discussed further in Note 21, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security.

Guarantees of Asset Values

	As of December 31,
	2013	2012

	(in millions)

Guaranteed value of third parties' assets	$78,061	$64,362
Fair value of collateral supporting these assets	$79,413	$67,494
Asset associated with guarantee, carried at fair value	$8	$5

Certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. The collateral supporting these guarantees is not reflected on the Company’s balance sheet.

Other Guarantees

	As of December 31,
	2013	2012

	(in millions)

Other guarantees where amount can be determined	$341	$319
Accrued liability for other guarantees and indemnifications	$2	$2

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Included above are $323 million and $299 million as of December 31, 2013 and 2012, respectively, of yield maintenance guarantees related to certain investments the Company sold. The Company does not expect to make any payments on these guarantees and is not carrying any liabilities associated with these guarantees.

Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. The accrued liabilities identified above do not include retained liabilities associated with sold businesses.

Insolvency Assessments

Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guarantee associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

Assets and liabilities held for insolvency assessments were as follows:

	As of December 31,
	2013	2012

	(in millions)

Other assets:
Premium tax offset for future undiscounted assessments	$76	$75
Premium tax offsets currently available for paid assessments	5	5
Total	$81	$80

Other liabilities:
Insolvency assessments	$40	$96

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established but the matter, if material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2013, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is not material (i.e., less than $250 million). Any estimate is not an indication of expected loss, if any, or the Company’s maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Individual Annuities, Individual Life and Group Insurance

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC. filed in the Circuit Court of Leon County, Florida, was served on the Company.  The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In March 2013, the Company filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice.  In September 2013, plaintiff filed an appeal with Florida’s Circuit Court of the Second Judicial Circuit in Leon County.

In September 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. Rel. John D. Perdue v. Prudential Insurance Company of America, in the Circuit Court of Putnam County, West Virginia.  The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia.  The complaint seeks to examine the records of Prudential Insurance to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In October 2012, the State of West Virginia commenced a second action, State of West Virginia ex. Rel. John D. Perdue v. Pruco Life Insurance Company making the same allegations stated in the action against Prudential Insurance. In April 2013, the Company filed motions to dismiss the complaints in both of the West Virginia actions. In December 2013, the Court granted the Company’s motions and dismissed the complaints with prejudice. In January, 2014, the State of West Virginia appealed the decisions.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions.  Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York State Department of Financial Services (“NYDFS”) has requested that 172 life insurers (including the Company) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws.  In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company’s unclaimed property procedures. In December 2013, this matter was closed without prejudice.  In May 2013, the Company entered into a settlement agreement with the Minnesota Department of Commerce, Insurance Division, which requires the Company to take additional steps to identify deceased insureds and contract holders where a valid claim has not been made.

From July 2010 to December 2010, four purported nationwide class actions were filed challenging the use of retained asset accounts to settle death benefit claims of beneficiaries of a group life insurance contract owned by the United States Department of Veterans Affairs that covers the lives of members and veterans of the U.S. armed forces.  In 2011, the cases were consolidated in the United States District Court for the District of Massachusetts by the Judicial Panel for Multi-District Litigation as In re Prudential Insurance Company of America SGLI/VGLI Contract Litigation. The consolidated complaint alleges that the use of the retained assets accounts that earn interest and are available to be withdrawn by the beneficiary, in whole or in part, at any time, to settle death benefit claims is in violation of federal law, and asserts claims of breach of contract, breaches of fiduciary duty and the duty of good faith and fair dealing, fraud and unjust enrichment and seeks compensatory and punitive damages, disgorgement of profits, equitable relief and pre and post-judgment interest.  In March 2011, the motion to dismiss was denied.  In January 2012, plaintiffs filed a motion to certify the class. In August 2012, the court denied plaintiffs’ class certification motion without prejudice pending the filing of summary judgment motions on the issue of whether plaintiffs sustained an actual injury. In October 2012, the parties filed motions for summary judgment. In November 2013, the Court issued a Memorandum and Order

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

stating that the named plaintiffs: (1) did not suffer a cognizable legal injury; (2) are not entitled to any damages  based on allegations of delay in payment of benefits; and (3) are not entitled to disgorgement of profits as a remedy.  The Court ordered further briefing on whether nominal damages should be awarded and whether any equitable relief should be granted. In February, 2014, the parties filed briefs on the issues addressed in the Court’s order.

In September 2010, Huffman v. The Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, challenging the use of retained asset accounts in employee welfare benefit plans to settle death benefit claims as a violation of ERISA and seeking injunctive relief and disgorgement of profits.  In July 2011, the Company’s motion for judgment on the pleadings was denied. In February 2012, plaintiffs filed a motion to certify the class.  In April 2012, the Court stayed the case pending the outcome of a case involving another insurer that is before the Third Circuit Court of Appeals.

In January 2011, a purported state-wide class action, Garcia v. The Prudential Insurance Company of America was dismissed by the Second Judicial District Court, Washoe County, Nevada. The complaint was brought on behalf of Nevada beneficiaries of individual life insurance policies for which, unless the beneficiaries elected another settlement method, death benefits were placed in retained asset accounts. The complaint alleges that by failing to disclose material information about the accounts, the Company wrongfully delayed payment and improperly retained undisclosed profits, and seeks damages, injunctive relief, attorneys’ fees and pre and post-judgment interest. In February 2011, plaintiff appealed the dismissal to the Nevada Supreme Court. As previously reported, in December 2009, an earlier purported nationwide class action raising substantially similar allegations brought by the same plaintiff in the United States District Court for the District of New Jersey, Garcia v. Prudential Insurance Company of America, was dismissed. In December 2011, plaintiff appealed the dismissal. In January 2013, the Nevada Supreme Court affirmed the dismissal of the complaint. In May 2013, the time for the plaintiffs to appeal the dismissal expired.

In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in state court and removed to the United States District Court for the Southern District of Illinois. The complaint makes allegations under Illinois law, substantially similar to the Garcia cases, on behalf of a class of Illinois residents whose death benefit claims were settled by retained assets accounts.  In March 2011, the complaint was amended to drop the Company as a defendant and add Pruco Life Insurance Company as a defendant and is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company. In November 2011, the complaint was dismissed. In December 2011, plaintiff appealed the dismissal. In May 2013, the United States Court of Appeals for the Seventh Circuit affirmed the dismissal of plaintiff’s putative class action complaint. In August 2013, plaintiff’s time to appeal the dismissal expired.

In February 2011, a fifth amended complaint was filed in the United States District Court for the District of New Jersey in Clark v. Prudential Insurance Company.  The complaint brought on behalf of a purported class of California, Indiana, Ohio and Texas residents who purchased individual health insurance policies alleges that Prudential Insurance failed to disclose that it had ceased selling this type of policy in 1981 and that, as a result, premiums would increase significantly.  The complaint alleges claims of fraudulent misrepresentation and omission, breach of the duty of good faith and fair dealing, and California’s Unfair Competition Law and seeks compensatory and punitive damages.  The matter was originally filed in 2008 and certain of the claims in the first four complaints were dismissed.  In February 2012, plaintiffs filed a motion for class certification. In July 2012, Prudential Insurance moved for summary judgment on certain of plaintiffs’ claims. In February 2013, the Court denied plaintiffs' motion for class certification, granted the motion by Prudential Insurance for summary judgment against two of the named plaintiffs, and denied summary judgment against two other plaintiffs. In April 2013, the Court denied plaintiffs’ motions: (i) for reconsideration of the Court’s order denying class certification and granting the Company partial summary judgment; and (ii) to alter or amend the order denying class certification by redefining the class and bifurcating liability and damages issues. In December 2013, the named plaintiffs agreed to a settlement within reserved amounts. In January 2014, the Court dismissed the complaint with prejudice.

From November 2002 to March 2005, eleven separate complaints were filed against the Company and the law firm of Leeds Morelli & Brown in New Jersey state court and in the New Jersey Superior Court, Essex County as Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential Insurance, over 235 claimants who are current and former Prudential Insurance employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential Insurance conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants.  In February 2010, the New Jersey Supreme Court assigned the cases for centralized case

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

management to the Superior Court, Bergen County. The Company participated in a court-ordered mediation that resulted in a settlement involving 193 of the remaining 235 plaintiffs. The amounts paid to the 193 plaintiffs were within existing reserves for this matter. In December 2013, the Company participated in court-ordered mediation that resulted in a December 2013 settlement involving 40 of the remaining 42 plaintiffs with litigation against the Company, including plaintiffs who had not yet appealed the dismissal of their claims. The amounts paid to the 40 plaintiffs were within existing reserves for this matter.

Other Matters

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law.  The complaint sought back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim.   Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that the Company failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts.  In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter.  Subsequent amendments to the complaint resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws.  In February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008 and moved for summary judgment on the federal overtime claims of the named plaintiffs.  In July 2010, plaintiffs filed a motion for class certification of the state law claims.  In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims. In January 2013, the Court denied plaintiffs’ motion for class certification in its entirety. In July 2013, the Court granted plaintiffs' motion for reconsideration, permitting plaintiffs to file a motion to certify a class of employee insurance agents seeking recovery under state wage and hour laws. In September 2013, plaintiffs filed a renewed motion for class certification.

Since April 2012, the Company has filed ten actions seeking to recover damages attributable to investments in residential mortgage-backed securities ("RMBS").  Eight actions were filed in New Jersey state court, captioned The Prudential Insurance Company of America, et al. v. JP Morgan Chase, et al.; The Prudential Insurance Company of America, et al. v. Morgan Stanley, et al.; The Prudential Insurance Company of America, et al. v. Nomura Securities International, Inc., et al.; The Prudential Insurance Company of America, et al. v. Barclays Bank PLC, et al.; The Prudential Insurance Company of America, et al. v. Goldman Sachs & Company, et al.;The Prudential Insurance Company of America, et al. v. RBS Financial Products, Inc., et al.; The Prudential Insurance Company of America, et al. v. Countrywide Financial Corp., et al.; and The Prudential Insurance Company of America, et al. v. UBS Securities LLC. et al.  Additionally, two actions were filed in the United States District Court for the District of New Jersey: The Prudential Insurance Company of America v. Credit Suisse Securities (USA) LLC, et al. and The Prudential Insurance Company of America v. Bank of America National Association and Merrill Lynch & Co., Inc., et al.  Among other allegations stemming from the defendants' origination, underwriting and sales of RMBS, the complaints assert claims of common law fraud, negligent misrepresentation, breaches of the New Jersey Civil RICO statute, and, in some lawsuits, federal securities claims.  The complaints seek unspecified damages.

Seven of the defendants (J.P. Morgan, Barclays, Nomura, RBS, Goldman Sachs, Countrywide, and UBS) removed the lawsuits from New Jersey state court to the United States District Court for the District of New Jersey.  The Countrywide defendants also made an application to the Judicial Panel on Multi-District Litigation to transfer that case to the United States District Court for the Central District of California. In August 2013, that application was granted. Except for the Nomura and Goldman Sachs actions, the Company filed motions to remand the lawsuits to New Jersey state court. The J.P. Morgan, Barclays, RBS and UBS lawsuits were subsequently remanded to New Jersey state court.

Each of the Goldman Sachs, Morgan Stanley, Nomura, Credit Suisse, Barclays, Bank of America/Merrill Lynch, J.P. Morgan, RBS and Countrywide defendants filed motions to dismiss the complaints against them.  The motions to dismiss filed by Goldman Sachs, J.P. Morgan, Morgan Stanley, and Credit Suisse have been denied, and the motions to dismiss filed by Barclays,  Bank of America/Merrill Lynch, RBS, Countrywide, and Nomura are pending.  In December 2013, the lawsuit against Goldman Sachs was settled.

Summary

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

Independent Auditor’s Report

To the Board of Directors and Stockholder of
The Prudential Insurance Company of America:

We have audited the accompanying consolidated financial statements of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of Prudential Financial, Inc.), and its subsidiaries (collectively, the “Company”), which comprise the consolidated statements of financial position as of December 31, 2013 and 2012, and the related consolidated statements of operations, of comprehensive income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2013.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements.  The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error.  In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in in accordance with accounting principles generally accepted in the United States of America.

March 28, 2014

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
                T: (646) 471 3000, F: (646) 471 8320, www.pwc.com/us

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Appreciable Account. (Note 6)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities LLC and The Prudential Insurance Company of America. (Note 6)
(ii)	Proposed form of Agreement between Pruco Securities LLC and independent brokers with respect to the Sale of the Contracts. (Note 6)
(iii)	Schedules of Sales Commissions. (Note 6)

(d)	Contracts:
(i)	Variable Appreciable Life Insurance Contracts: (Note 7)

(a)  With fixed death benefit for use in New Jersey and domicile approval states.
(b)  With variable death benefit for use in New Jersey and domicile approval states.
(c)  With fixed death benefit for use in non-domicile approval states.
(d)  With variable death benefit for use in non-domicile approval states.

(ii)	Rider for Insured's Waiver of Premium Benefit. (Note 7)
(iii)	Rider for Applicant's Waiver of Premium Benefit. (Note 7)
(iv)	Rider for Insured's Accidental Death Benefit. (Note 7)
(v)	Rider for Level Term Insurance Benefit on Life of Insured. (Note 7)
(vi)	Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 7)
(vii)	Rider for Interim Term Insurance Benefit. (Note 7)
(viii)	Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 7)
(ix)	Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 7)
(x)	Rider for Level Term Insurance Benefit on Dependent Children. (Note 7)
(xi)	Rider for Level Term Insurance Benefit on Dependent Children from Term Conversions. (Note 7)
(xii)	Rider for Level Term Insurance Benefit on Dependent Children from Term Conversions or Attained Age Change. (Note 7)
(xiii)	Endorsement defining Insured Spouse. (Note 7)
(xiv)	Rider covering lack of Evidence of Insurability on a Child. (Note 7)
(xv)	Rider modifying Waiver of Premium Benefit. (Note 7)
(xvi)	Rider to terminate a Supplementary Benefit. (Note 7)
(xvii)	Rider providing for election of Variable Reduced Paid-up Insurance. (Note 7)
(xviii)	Rider to provide for exclusion of Aviation Risk. (Note 7)
(xix)	Rider to provide for exclusion of Military Aviation Risk. (Note 7)
(xx)	Rider to provide for exclusion for War Risk. (Note 7)
(xxi)	Rider to provide for Reduced Paid-up Insurance. (Note 7)
(xxii)	Rider providing for Option to Exchange Policy. (Note 7)
(xxiii)	Endorsement defining Ownership and Control of the Contract. (Note 7)
(xxiv)	Rider providing for Modification of Incontestability and Suicide Provisions. (Note 7)
(xxv)	Endorsement issued in connection with Non-Smoker Qualified Contracts. (Note 7)
(xxvi)	Endorsement issued in connection with Smoker Qualified Contracts. (Note 7)
(xxvii)	Home Office Endorsement. (Note 7)
(xxviii)	Endorsement showing Basis of Computation for Non-Smoker Contracts. (Note 7)
(xxix)	Endorsement showing Basis of Computation for Smoker Contracts. (Note 7)
(xxx)	Rider for Term Insurance Benefit on Life of Insured-Decreasing Amount After Three Years. (Note 7)
(xxxi)	Rider for Renewable Term Insurance Benefit on Life of Insured. (Note 7)
(xxxii)	Rider for Level Term Insurance Benefit on Life of Insured Spouse. (Note 7)
(xxxiii)	Living Needs Benefit Rider: (a) for use in Florida. (Note 7) (b) for use in all approved jurisdictions except Florida and New York. (Note 7) (c) for use in New York. (Note 7)
(xxxiv)	Rider for Renewable Term Insurance Benefit on Life of Insured Spouse. (Note 7)
(xxxv)	Rider for Level Term Insurance Benefit on Life of Insured Premium Increases Annually. (Note 7)
(xxxvi)	Rider for Term Insurance Benefit on Life of Insured Decreasing Amount. (Note 7)
(xxxvii)	Rider for a Level Premium Option. (Note 7)
(xxxviii)	Payment of Unscheduled Premium Benefit (Note 7)
(xxxix)	Rider for Scheduled Term Insurance Benefit on Life of Insured. (Note 7)
(xl)	Endorsement altering the Assignment provision. (Note 7)
(xli)	Rider for Non-Convertible Term Insurance Benefit on Life of Insured Spouse. (Note 7)
(xlii)	Rider for Convertible Term Insurance Benefit on Life of Insured Spouse. (Note 7)
(xliii)	Rider for Level Term Insurance Benefit on Life of InsuredPremium Increases Annually (Note 7)
(xliv)	Rider for Non-Convertible Term Insurance Benefit on Life of Insured. (Note 7)
(xlv)	Rider for Convertible Term Insurance Benefit on Life of Insured. (Note 7)
(xlvi)	Endorsement for altering List of Investment Options. (Note 7)

(e)	Application:
(i)	Application Form. (Note 6)
(ii)	Supplement to the Application for Variable Appreciable Life Insurance Contract. (Note 6)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Charter of The Prudential Insurance Company of America, as amended July 19, 2004. (Note 3)
(ii)	By-laws of The Prudential Insurance Company of America, as amended December 9, 2008. (Note 6)

(g)	Reinsurance Contracts.
(i)	Agreement between Prudential and Pruco Life. (Note 4)
(ii)	Agreement between Prudential and Pruco Life of New Jersey. (Note 4)

(h)	Participation Agreements:
(i)	Form of 22c-2 Agreement (Note 5)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and the Regulus Group, LLC. (Note 8)

(j)	Not Applicable.

(k)	Opinion and Consent of Sun-Jin Moon, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Other Opinions:
(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)
(ii)
Powers of Attorney: R. Axel, T. Baltimore, Jr., G. Bethune, W. Caperton, III, G. Casellas, J. Cullen, R. Falzon, W. Gray, III, M. Grier, C. Horner, M. Hund-Mejean, K. Krapek, C. Poon, J. Strangfeld, Jr., J. Unruh. (Note 1)

(o)	None.

(p)	Not Applicable.

(q)	Redeemability Exemption:
(i)
Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversion to fixed-benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 1)

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Post-Effective Amendment No. 28 to this Registration Statement, filed April 26, 2005 on behalf of The Prudential Variable Appreciable Account.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005 on behalf of The Prudential Variable Contract Real Property Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 29 to this Registration Statement, filed April 21, 2006 on behalf of The Prudential Variable Appreciable Account.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 30 to this Registration Statement, filed April 18, 2007 on behalf of The Prudential Variable Appreciable Account.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 32 to this Registration Statement, filed April 21, 2009 on behalf of The Prudential Variable Appreciable Account.
(Note 7)	Incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, filed April 13, 2010 on behalf of The Prudential Variable Appreciable Account.
(Note 8)	Incorporated by reference to Post-Effective Amendment No. 34 to this Registration Statement, filed April 12, 2011 on behalf of The Prudential Variable Appreciable Account.

Item 27. Directors and Major Officers of Prudential

The directors and major officers of Prudential, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 751 Broad Street, Newark, New Jersey 07102.

DIRECTORS OF PRUDENTIAL

THOMAS J. BALTIMORE, JR. – Director.  Chairman, Investment Committee; Member, Executive Committee; Member, Finance Committee. Mr. Baltimore is President, Chief Executive Officer and Trustee, RLJ Lodging Trust, and a director of Duke Realty Corporation and RLJ Lodging Trust, age 50.

GORDON M. BETHUNE – Director. Member, Corporate Governance and Business Ethics Committee; Member, Compensation Committee. Mr. Bethune is also a director of Honeywell International, Inc. and Sprint Nextel Corporation, and is a managing director of g-b1 Partners, age 72.

W. GASTON CAPERTON, III – Director. Member, Corporate Governance and Business Ethics Committee; Member, Investment Committee.  Governor Caperton is also a director of Energy Corporation of America, United Bankshares, Inc. and West Virginia Media Holdings, and is the Chairman of Caperton Consulting, age 74.

GILBERT F. CASELLAS – Director.  Member, Audit Committee.  Mr. Casellas is also a Chairman of OMNITRU, age 61.

JAMES G. CULLEN – Director.  Lead Director; Chairman, Compensation Committee; Chairman, Executive Committee.  Mr. Cullen is also a director of Agilent Technologies, Inc., Johnson & Johnson, and NeuStar, Inc., age 71.

MARK B. GRIER – Director.  Vice Chairman of the Board of Prudential Financial, Inc. and The Prudential Insurance Company of America, age 61.

CONSTANCE J. HORNER – Director.  Chairman, Corporate Governance and Business Ethics Committee; Member, Compensation Committee; Member, Executive Committee.  Ms. Horner is the former Assistant to the President of the United States and is a director of Ingersoll-Rand Company plc and Pfizer, Inc., age 72.

MARTINA T. HUND-MEJEAN – Director. Member, Audit Committee.  Ms. Hund-Mejean is also the Chief Financial Officer of MasterCard Worldwide, age 53.

KARL J. KRAPEK – Director.  Chairman, Finance Committee; Member, Executive Committee; Member, Investment Committee.  Mr. Krapek is also a director of Northrop Grumman Corporation, age 65.

CHRISTINE A. POON – Director.  Member, Finance Committee; Member, Investment Committee.  Ms. Poon is also the Dean and John W. Berry, Sr. Chair in Business, Fisher College of Business, The Ohio State University.  Ms. Poon is also a director of Koninklijke Phillips Electronics NV and Regeneron Pharmaceuticals, age 61.

DOUGLAS SCOVANNER – Director.  Member: Audit Committee.   Mr. Scovanner is the founder and managing member of Comprehensive Financial Strategies, LLC., age 58.

JOHN R. STRANGFELD, JR. – Director. Chairman, Chief Executive Officer, and President of Prudential Financial Inc. and The Prudential Insurance Company of America.   Member, Executive Committee, age 60.

JAMES A. UNRUH – Director.  Chairman, Audit Committee; Member, Executive Committee.  Founding Principal, Alerion Capital Group, LLC.  Mr. Unruh is also a director of CSG Systems International, Inc., Tenet Healthcare Corporation, and serves as director of several privately held companies in connection with his position at Alerion Capital Group, LLC., age 72.

PRINCIPAL OFFICERS

ROBERT D. AXEL – Senior Vice President, Principal Accounting Officer and Controller

SUSAN L. BLOUNT – Executive Vice President and General Counsel

ROBERT M. FALZON – Executive Vice President and Chief Financial Officer

MARGARET M. FORAN – Chief Governance Officer, Vice President and Corporate Secretary

MARK B. GRIER – Vice Chairman

BARBARA J. KOSTER – Senior Vice President and Chief Information Officer

RICHARD F. LAMBERT – Senior Vice President, Chief Actuary and Appointed Actuary

CHARLES F. LOWREY – Executive Vice President and Chief Operating Officer, International Businesses

STEPHEN PELLETIER – Executive Vice President and Chief Operating Officer, U.S. Businesses

NICHOLAS C. SILITCH – Senior Vice President and Chief Risk Officer

SCOTT G. SLEYSTER – Senior Vice President and Chief Investment Officer

JOHN R. STRANGFELD – Chairman, Chief Executive Officer and President

KENNETH Y. TANJI – Senior Vice President and Treasurer

SHARON C. TAYLOR – Senior Vice President, Human Resources

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Prudential Insurance Company of America, a life insurance company organized under the laws of New Jersey, is an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, the text of which is hereby incorporated by reference.

Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations.  The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated.  The text of Prudential's By-law Article VII, Section 1, which relates to indemnification of officers and directors, was filed on April 21, 2009 as exhibit Item 26. (f)(ii) to Form N-6 of this Registration Statement on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the Registrant's principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102.

Prusec acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

Pruco Life Variable Universal Account
Pruco Life Variable Appreciable Account
Pruco Life of New Jersey Variable Appreciable Account
The Prudential Variable Appreciable Account
Pruco Life PRUvider Variable Appreciable Account
Pruco Life Variable Insurance Account
Pruco Life of New Jersey Variable Insurance Account
Union Security Insurance Company - Variable Account C

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so.  The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

(b)
MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC (“Prusec”)

Name and Principal Business Address --------------------------------------------------	Position and Office With Prusec ---------------------------------------------
Caroline Feeney (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Steven Weinreb (Note 3)	Vice President, Controller, Chief Financial Officer
Jeffrey Sheftic (Note 5)	Vice President
John D. McGovern (Note 1)	Vice President, Chief Compliance Officer
Ronald P. Herrmann (Note 1)	Vice President
Richard W. Kinville (Note 2)	Vice President, Anti-Money Laundering Officer
William D. Wilcox (Note 9)	Chief Legal Officer
John D. Rosero (Note 1)	Secretary
Charles E. Anderson (Note 8)	Vice President
Adam Scaramella (Note 10)	Vice President and Assistant Secretary
Margaret M. Foran (Note 2)	Vice President, Assistant Secretary
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 5)	Vice President
Charles M. O'Donnell (Note 1)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
Kent D. Sluyter (Note 1)	Manager
Robert F. O'Donnell (Note 7)	Manager
Stuart S. Parker (Note 3)	Manager
Matthew J. Voelker (Note 6)	Manager
David Campen (Note 1)	Assistant Controller
Robert Szuhany (Note 1)	Assistant Controller
Daniel D. Rappoccio (Note 3)	Assistant Controller
Mary E. Yourth (Note 1)	Assistant Controller
Cathleen M. Paugh (Note 2)	Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Laura J. Delaney (Note 2)	Assistant Treasurer
John M. Cafiero (Note 2)	Assistant Secretary
Sun-Jin Moon (Note 1)	Assistant Secretary
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) One New York Plaza, New York, NY 10292
(Note 5) 200 Wood Avenue South, Iselin, NJ 08830
(Note 6) 2998 Douglas Boulevard, Suite 220, Roseville, CA 95661
(Note 7) One Corporate Drive, Shelton, CT 06484
(Note 8) 13001 Bass Lake Road, Plymouth, MN 55442
(Note 9) 280 Trumball Street, 1 Commercial Plaza, Hartford, CT 06103-3509
(Note 10) 2101 Welsh Rd, Dresher, PA, 19025-5000

(c) Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,192,800 in 2013, $2,168,552 in 2012, and $2,477,021 in 2011.  Prusec offers the Contract on a continuous basis.

The sum of the chart below is $58,142,132, which represents Prusec's total 2013 Variable Life Distribution Revenue.  The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Prusec during the last fiscal year with respect to variable life insurance products.
Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation
Prusec	$43,855,992	$-0-	$14,286,140	$-0-
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31. Location of Accounts and Records

The Depositor, The Prudential Insurance Company of America, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. Management Services

       Not Applicable.

Item 33. Representation of Reasonableness of Fees

The Prudential Insurance Company of America (“Prudential”) represents that the fees and charges deducted under the Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey on this 10th day of April, 2014.

(Seal)
The Prudential Variable Appreciable Account
(Registrant)

By: The Prudential Insurance Company of America
(Depositor)

By: /s/ Sun-Jin Moon Sun-Jin Moon Vice President and Corporate Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 37 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 10th day of April, 2014.

Signature and Title
/s/ * John R. Strangfeld, Jr. President, Chairman of the Board, and Chief Executive Officer
/s/ * Robert D. Axel Senior Vice President, Principal Accounting Officer, and Corporate Controller
/s/ * Robert M. Falzon Executive Vice President and Chief Financial Officer
/s/ * Thomas J. Baltimore, Jr. Director	* By: /s/ Sun-Jin Moon Sun-Jin Moon (Attorney-in-Fact)
/s/ * Gordon M. Bethune Director
/s/ * W. Gaston Caperton, III Director
/s/ * Gilbert F. Casellas Director
/s/ * James G. Cullen Director
/s/ * Mark B. Grier Director
/s/ * Constance J. Horner Director	* By: /s/ Sun-Jin Moon Sun-Jin Moon (Attorney-in-Fact)
/s/ * Martina T. Hund-Mejean Director
/s/ * Karl J. Krapek Director
/s/ * Christine A. Poon Director
/s/ * Douglas Scovanner Director /s/ * James A. Unruh Director

EXHIBIT INDEX

Item 26.

(k) Legal Opinion and Consent:	Opinion and Consent of Sun-Jin Moon, Esq., as to the legality of the securities being registered.	C-

(n) Other Opinions:
(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	C-
(ii)
Powers of Attorney:  R. Axel, T. Baltimore, Jr., G. Bethune, W. Caperton, III, G. Casellas, J. Cullen, R. Falzon, W. Gray, III, M. Grier, C. Horner, M. Hund-Mejean, K. Krapek, C. Poon, J. Strangfeld, Jr., J. Unruh.
C-

(q) Redeemability Exemption: (i)	Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversion to fixed-benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B).	C-